VONTOBEL FUNDS, INC.

1500 FOREST AVENUE, SUITE 223 * P.O. BOX 8687 * RICHMOND, VA. 23229
       (804) 285-8211  (800) 527-9500  FAX  (804) 285-8251





March 21, 1997



VIA EDGAR
Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     RE:  Vontobel Funds, Inc.
          File Number 2-78931
          Filed Pursuant to Rule 497(c)

Gentlemen:

     Transmitted herewith for electronic filing on behalf of Vontobel Funds, Inc. (the "Funds"), please find enclosed, pursuant to Rule 497(c) under the Securities Act of 1933, as amended, a copy of (1) the Prospectus and Statement of Additional Information of the Funds dated March 14, 1997 for the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel International Bond Fund and Vontobel Eastern European Equity Fund; and (2) the Prospectus and Statement of Additional Information of the Funds, dated March 14, 1997 for the Sand Hill Portfolio Manager Fund.

     Should you have any questions, regarding the filing of such documents, please call the undersigned or Kathy Brooker.

Sincerely,



/s/ John Pasco, III
John Pasco, III

                                     VONTOBEL U.S. VALUE FUND
                                VONTOBEL INTERNATIONAL EQUITY FUND
                               VONTOBEL EASTERN EUROPEAN EQUITY
FUND
                                 VONTOBEL INTERNATIONAL BOND FUND

                                           PORTFOLIOS OF

VONTOBEL FUNDS, INC.
A "SERIES" INVESTMENT COMPANY

1500 Forest Avenue
PROSPECTUS
Suite 223                                                 Dated
March 14, 1997
Richmond, Virginia 23229
Telephone:  1-800-527-9500

              Vontobel Funds, Inc. ("the "Company") (formerly named, The World Funds, Inc.) is an open-end management investment company commonly known as a "mutual fund." A "series" mutual fund offers investors a choice of investment objectives, with each series having its own separate and distinct portfolio of investments and operating much like a separate mutual fund.
This Prospectus offers shares of the following four series (each, a "Fund") of the Company:

       Vontobel U.S. Value Fund ("Value Fund") seeks to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed diversified portfolio composed principally of equity securities ("Equity Securities," which include securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock) traded on U.S. exchanges.
       Vontobel International Equity Fund ("International Equity Fund") (formerly named, Vontobel
              EuroPacific Fund) seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity
              Securities principally of issuers located in Europe and the Pacific Basin.
       Vontobel Eastern European Equity Fund ("E. European Fund") seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities principally of issuers located in Eastern
              Europe.
       Vontobel International Bond Fund ("Bond Fund") seeks to maximize total return from capital growth and income by investing primarily in fixed income securities traded in bond markets outside the U.S.

              The Bond Fund is a non-diversified series, and the other three Funds are diversified series, of the Company for purposes of the Investment Company Act of 1940, as amended. The
Company is currently composed of five series, one of which is offered in a separate prospectus.
Investors will be able to exchange all or part of their investment from one Fund to another or to certain other mutual funds, under conditions set by the Company.

              SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS
OF, OR
GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
THE PRINCIPAL AMOUNT INVESTED.

              This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.
More information about the Funds has been filed with the Securities and Exchange Commission and is contained in the "Statement of Additional Information," dated March 14, 1997, which is available at no charge upon written request to the Company. The Funds' Statement of
Additional Information is incorporated herein by reference.

              THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
PAGE


PROSPECTUS SUMMARY
                     1

FUND EXPENSES
                     3


FINANCIAL HIGHLIGHTS
                     5

1996 PERFORMANCE
                    10

THE FUNDS' INVESTMENTS AND POLICIES
                    12

ADDITIONAL INFORMATION ON POLICIES AND INVESTMENTS
                    32

SPECIAL RISK CONSIDERATIONS
                    36

INVESTMENT RESTRICTIONS
                    38

PERFORMANCE TERMS AND COMPUTATIONS
                    39

THE COMPANY'S MANAGEMENT
                    40

HOW TO INVEST
                    44

HOW TO REDEEM SHARES
                    45

HOW TO TRANSFER SHARES
                    47

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS
                    47

SPECIAL SHAREHOLDER SERVICES
                    48

HOW NET ASSET VALUE IS DETERMINED
                    48

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
                    49

TAXES
                    50

GENERAL INFORMATION ABOUT THE COMPANY
                    51

TO OBTAIN MORE INFORMATION
P R O S P E C T U S    S U M M A R Y


              The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.


Investment Objectives
              Vontobel U.S. Value Fund ("Value Fund") seeks to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed diversified portfolio composed
principally of equity securities ("Equity
                    Securities," which include securities
convertible into equity securities, such as
                    warrants, convertible bonds, debentures or convertible preferred stock) traded on
                    U.S. exchanges.
              Vontobel International Equity Fund ("International Equity Fund") seeks to achieve capital appreciation by investing in a
carefully selected and continuously managed
                    diversified portfolio consisting primarily of Equity Securities principally of issuers located in Europe and the Pacific Basin.
              Vontobel Eastern European Equity Fund ("E. European Fund") seeks to achieve capital appreciation by investing in a
carefully selected and continuously managed
                    diversified portfolio consisting primarily of Equity Securities, principally of issuers located in Eastern Europe.
              Vontobel International Bond Fund ("Bond Fund") seeks to maximize total return from capital growth and income by investing
primarily in fixed income securities traded
                    in bond markets outside the U.S.
              See "The Funds' Investments and Policies" on Page 12.

Principal Investments  The Funds' primary investments:
              Value Fund - Equity Securities traded on U.S.
exchanges.
              International Equity Fund - Equity Securities principally of issuers located in Europe and the Pacific Basin.
              E. European Fund - Equity Securities principally of issuers located in Eastern Europe.
              Bond Fund - primarily fixed income securities traded in bond markets outside the U.S.
              See "The Funds' Investments and Policies" on Page 12.

       Investment Advisor Vontobel USA Inc. (the "Advisor") is the investment advisor and manages the investments of each Fund according to its investment objective and policies. See
              "The Company's Management" on Page 40.

       Distributions/Dividends Paid annually from available capital gains and income. See "Dividends and Capital Gains Distributions" on Page 49.

       Reinvestment Distributions may be reinvested automatically. See "Dividends and Capital Gains
              Distributions" on Page 49.
       Purchases Initial purchase is $1,000 minimum. Subsequent purchases must be a minimum of
              $50. Shares of the Funds are offered for sale without a sales charge from the distributor,
              Vontobel Fund Distributors  (see "How to Invest" on
Page 44.

       Net Asset Value Quoted daily in the financial section of most newspapers under Vontobel.
              Additional information may also be obtained by calling 1-800-527-9500. See "How the
              Net Asset Value is Determined" on Page 48.

       Principal Risk Factors There can be no assurance that a Fund will achieve its investment objective. An investor should consider other factors, including the following: the
              International Equity Fund, E. European Fund and Bond Fund (each, an "International
              Fund") invest in foreign securities, and consequently may be affected by currency fluctuations or exchange controls, foreign taxes, differences in accounting procedures, less supervision and regulation of security markets, political or social instability and other risks. Each International Fund may utilize various investment strategies, including purchasing and selling exchange listed and over-the-counter put and call options on securities, fixed income indices and other financial instruments, purchasing and selling financial futures contracts and options thereon and entering into various interest rate transactions and currency transactions. Each of these strategies entail special risks. The
              Funds may invest in repurchase agreements and the Bond Fund may invest in reverse repurchase agreements. Investing in such securities entails risks. See "Special Risk
              Considerations" on Page 36.

FUND EXPENSES

              The following table illustrates all expenses and fees that shareholders in the Funds will incur.


Shareholder Transaction Expenses
Value
Fund
International
Equity
Fund
E. European
Fund
Bond
Fund
Sales Load Imposed on PurchasesNoneNoneNoneNone

Sales Load Imposed on Reinvested
Dividends
NoneNoneNoneNone
Redemption Fees
None*None*None*+None*
Exchange
Fees
None**None**None**None**
*                A shareholder electing to redeem shares via a
telephone request will be charged $10 for each such
                 redemption request.
**               A shareholder may be charged a $10 fee for each
telephone exchange.
+                A 2% redemption fee is charged on shares held less
than six months.


               Annual Fund Operating Expenses
                      (as percentage of
                  average daily net assets)
Value
Fund
International
Equity
Fund
E. European
Fund
Bond
Fund
Management Fee0.95%***0.93%1.25%1.00%12b-1 FeesNoneNoneNoneNone
Other Operating Expenses
0.48%***0.46%***0.46%0.52%***
Total Fund Operating Expenses
1.43%***
1.39%***
1.71%
1.52%***
***              The Advisor has voluntarily agreed to waive a
portion of its Management Fee and custodian fee credits
                 have reduced Other Operating Expenses as set forth
above.  Set forth below, for each Fund as applicable,
                 are the management fees and total operating
expenses absent such fee waivers and/or expense credits as
                 a percentage of the average daily net assets of
each such Fund:




Fund
       Management Fees
         Absent Fee
          Waivers++

                       Other Operating
                       Expenses Absent
                       Expense Credits
   Total Operating
                                        Expenses Absent Fee
                                          Waivers/Expense
                                              Credits
Value1.00%0.53%1.53%
International
Equity
            0.93%
                            0.67%
                                               1.60%
E. European
1.25%0.77%2.02%Bond1.00%0.84%1.84%
++ Information concerning reductions in the management fees due to higher Fund asset levels appears on page
    [_____].

    The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent that the Funds increase in size, their Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

Example

    The following examples illustrate the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the table above, the Funds do not charge redemption fees (apart from small per transaction charges for telephone redemption and/or exchange service fees and the redemption fee of the E. European Fund that is not charged on shares held six months or more, as noted above).

Fund
                    1 Year   3 Years 5 Years 10 Years
Value
$16$48$83$182
International Equity
$16$50$87$190
E. European
$21$63$109$235
Bond
$19$58$100$216
    These examples should not be considered a representation of past or future expenses or performances. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS

    The Financial Highlights for the Funds for the periods indicated below have been examined by Tait, Weller and Baker, independent certified public accountants, whose unqualified reports thereon appear with the Funds' audited financial statements in the Annual Reports to
Shareholders of the Value, International Equity, E. European and Bond Funds for the year ended
December 31, 1996 (each, an "Annual Report"). The financial statements of the Funds and the reports thereon are incorporated by reference in this Prospectus from the Annual Reports.
Additional performance information for each Fund is included in its Annual Report. The Annual
Reports and the financial statements therein are available at no cost upon request to the Company at the address and telephone number noted on the cover page of this Prospectus.

                                      Vontobel U.S. Value Fund
                           For a Share Outstanding Throughout Each
Period

                                                  Years ended
December 31,
Mar. 30* to
Dec. 31
Per Share Operating Performance
1996199519941993199219911990
Net asset value,
beginning of period
$13.25$10.26$12.64$12.00$11.36$ 8.86$10.00
Income from investment operations-

Net investment income0.170.050.090.160.100.070.14

Net realized and unrealized gain (loss) on
 investments
2.65
 4.09
 (0.08)
 0.56
 1.70
 3.23

 (1.13)
Total from investment operations
2.82 4.14  0.01 0.72 1.80 3.30 (0.99)
Less distributions-

Distributions from
net investment income
(0.19)(0.04)(0.23)(0.02)(0.10)(0.06)(0.15)
Distributions from realized gains on
 investments
(2.10)
(1.11)
(2.16)
 (0.06)
(1.06)
 (0.74)

 0.00
Total distributions
(2.29)(1.15)(2.39) (0.08)(1.16) (0.80) (.15)
Net asset value,
end of period
$13.78$13.25$10.26$12.64$12.00$11.36$  8.86
Total Return
21.28%40.36%.02%6.00%16.30%37.29%(9.90%)
Ratios/Supplemental Data

Net assets,
end of period (000)
$69,552$55,103$29,852$34,720$31,335$22,315$9,488
Ratio to average net assets-(A)

Expenses (B)1.48%1.65%1.62%1.82%1.96%2.54%1.94%*
Expenses-net (C)
1.43%1.50%1.62%1.82%1.96%2.54%1.94%*
Net inv.32%
99.66%166.46%87.29%
Average brokerage
commissions per share
$0.0883------------

* Commencement of Operations was March 31, 1990; ratios are annualized.
(A)Management fee waivers reduced the expense ratios and increased net investment income ratios by 0.04% in 1996,
 0.06% in 1995 and 0.09% in 1990.
(B)Expense ratio has been increased to include additional custodian fees in 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios.
(C)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

Vontobel International Equity Fund
For a Share Outstanding Throughout Each Period

Years ended December 31,
Per Share
Operating Performance
1996    1995    1994    1993    1992    1991
Net asset value,
beginning of period
$17.13$16.23$17.22$12.23$12.67$10.67
Income from investment operations-

Net investment income0.030.160.010.080.080.00
Net realized and unrealized gain
      (loss) on investments
2.85
1.61
(0.92)
4.91
(0.38)
2.00
Total from investment operations
2.881.77(.91)4.99(0.30)2.00
Less distributions-

Distributions from net investment
  income
(0.03)
(0.17)
(0.08)
0.00
(0.08)
0.00
Distributions from realized gains
(1.76)(0.70)0.000.000.000.00
Distributions in excess of realized
  gains
0.00
0.00
0.00
0.00
(0.06)
0.00
Total distributions
(1.79)(0.87)(0.08)  --    (0.14)0.00
Net asset value,
end of period
$18.22$17.13$16.23$17.22$12.23$12.67
Total Return
16.98%10.91%(5.28%)40.80%(2.37%)18.74%
Ratios/Supplemental Data

Net assets,
end of period (000's)
$151,710$130,505$138,174$136,932$47,761$25,611
Ratio to average net assets-

Expenses (B)1.60%1.63%1.54%1.77%1.98%2.71%(A)
Expenses-net (C)
1.39%1.53%1.54%1.77%1.98%2.71%(A)
Net investment income
0.15%.41%.08%.85%.79%.02%(A)
  share
$0.0279
--
--
--
--
--
(A)Management fee waivers and expense reimbursements reduced the expense ratio and increased the net investment income ratio by .07% in 1991.
(B)Expense ratio has been increased to include additional custodian fees in 1996 and 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(C)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

Vontobel International Equity Fund
(continued)

Years Ended December 31,

Per Share
Operating Performance
1990 1989(D) 1988(D) 1987(D)
Net asset value,
beginning of period
$12.24$11.17$10.27$10.00
Income from investment operations-

Net investment income.02(.09)(.03)(.06)
Net realized and unrealized gain
 (loss) on investments

(1.54)
1.21
 .96
  .33
 Total from  investment operations(1.52)1.12 .93  .27
Less distributions-

Distributions from net investment income
(.02)0.000.000.00
Distributions in excess of realized gains
(.03)(.05)(.03)0.00
Total distributions
(.05)(.05)(.03)0.00
Net asset value, end of period
$10.67$12.24$11.17$10.27
Total Return
(12.42%)10.03%9.06%2.70%
Ratios/Supplemental Data

Net assets, end of period (000's)
$10,074$2,564$2,732$1,109
Ratio to average net assets-

Expenses(B)
2.7
(.83%)(A)
(.57%)(A)(.50%)(A)
Portfolio turnover rate
60.87%84.56%18.60%80.00%


(A)Management fee waivers and expense reimbursements reduced the expense ratio and increased the net investment income ratio by .69%, 3.11%, 5.03% and 1.00% in 1990, 1989, 1988 and
1987, respectively.
(B)Expense ratio has been increased to include additional custodian fees in 1995 which were offset by custodian fee credits.
 Prior to 1995, custodian fee credits reduced expense ratios.
(C)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.
(D)Periods during which the Fund was advised by other investment advisors. On July 6, 1990, the Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status.

Vontobel Eastern European Equity Fund
For a Share Outstanding Throughout the Period

 February 15* to
December 31, 1996
Per Share Operating Performance

Net asset value, beginning of period$10.00
Income from investment operations-

Net investment loss(0.06)
Net realized and unrealized gain on investments
 4.95
Total from investment operations
 4.89
Net asset value, end of period
$14.89

Total Return48.90%

Ratios/Supplemental Data

Net assets, end of period (000's)$61,853

Ratio to average net assets-

Expense (A)2.02%**
Expense ratio-net (B)
1.71%**
Net investment loss
(1.07)%**
Portfolio turnover rate
38.69%
Ave

*Commencement of Operations
**Annualized
(A)Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

                             Vontobel International Bond Fund
            For a Share Outstanding Throughout the Period
Per Share Operating Performance
Year Ended
Dec. 31, 1996

Year Ended
Dec. 31, 1995

March 1* to
Dec. 31, 1994
Net asset value, beginning of period
$10.60$ 9.48$10.00
Income from investment operations-

Net investment income0.470.610.70
Net realized and unrealized gain (loss) on
      investments
  0.32

  1.06

 (0.50)

Total from investment operations
  0.79  1.67  0.20
Less distributions-

Distributions from net investment income
(0.40)(0.55)(0.70)
Distributions from realized gains on
      investments
(0.06)
Distributions in excess of net investment
      income
       --

       --

 (0.02)

Total distributions
  (0.46)  (0.55)  (0.72)
Net asset value, end of period
 $10.93$10.60$ 9.48
Total Return
 7.51%17.60% 1.98%
Ratios/Supplemental Data

Net assets, end of period (000)
$26,879  $16,253  $10,235
Ratio to average net assets (A)

Expense (B)
1.84%1.76%1.35%**
Expense ratio-net (C)
1.52%1.35%1.35%**
Net investment income
4.78%5.38%3.99%**
Portfolio turnover rate
19.89%18.63%19.00%


*Commencement of Operations
**Annualized
(A)Management fee waivers reduced the expense ratios and increased the ratios of net investment income by
 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.
(B)Expense ratio has been increased to include additional custodian fees in 1996 and 1995 that were offset by custodian fee credits; prior to 1995 custodian fee credits reduced the expense ratio.
(C)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

1996 PERFORMANCE

                                 VONTOBEL U.S. VALUE FUND

    The Value Fund produced a total return of 21.3% for the year, versus the 23.0% return for the S&P 500 with income and 20.8% for the average growth and income equity fund tracked by Lipper Analytical Services, Inc. For the second consecutive year, holders of U.S. stocks in 1996 experienced total returns well above the historical trendline. Perhaps the most notable aspect of the market's move over the past twelve months was the heady outperformance of large-cap stocks. The Dow Jones Industrial Average, comprised of 30 of America's largest, most well-known companies, led the pack in 1996, providing a total return of 28.7% for the year, well ahead of the broader S&P 500's 23.0% total return, and almost double the return on the
Russell 2000, an index representing relatively small companies.
The Fund's underperformance
was not surprising given its strict adherence to an investment style that dictates the sale of securities held as they approach established price targets. The Advisor therefore reduced the
Fund's holdings in many companies during the year whose stocks subsequently appreciated even further. Gillette, for example, represented 4.4% of total assets at the start of 1996. This great company met everyone's expectations over the course of the year, and entered into an agreement to purchase Duracell in the fourth quarter, further capturing investors' imaginations. The
Advisor sold the last of the Fund's Gillette shares shortly after the acquisition was announced.
In examining and rejecting many individual companies for possible investment, it is not so much that the Advisor does not like the companies, but that the Advisor feels their stock prices do not offer the relative safety of principal and potential of a satisfactory return that the Fund seeks.
Because the Advisor experienced difficulty in identifying compelling new investments in 1996, the Fund carried a large cash position throughout much of the year, which penalized performance to the extent that cash underperformed stocks in 1996.

                            VONTOBEL INTERNATIONAL EQUITY FUND

    The International Equity Fund produced a total return of 17.0% for the year, versus the
6.0% return of the MSCI Europe, Australia, Far East Index and 11.8% for the average international equity fund tracked by Lipper Analytical Services, Inc. Again in 1996, global markets turned in strong performances as economic growth ranged from moderate to tepid, and inflation remained tame. Except for the UK, central banks remained accommodative, which was the major support for the markets' multiple expansion during the year. The Fund's performance benefitted primarily from the shift in country allocation in the first quarter, when the Advisor increased the weighting in Europe at the expense of Japan and the emerging markets. Since, at the beginning of the year, the Advisor could not find a great number of attractively valued companies in Japan, the Advisor turned instead to Europe, which offered attractive valuations from both a top-down and bottom-up standpoint. The key factors in the Advisor's top-down valuation process are the comparison of bond market versus equity market valuations, and the rate of change in the direction of interest rates, both of which pointed to equity market valuations, and the rate of change in the direction of interest rates, both of which pointed to double-digit-return expectations for European markets based on their historical behavior. At the end of 1996 the Fund's weighting in Europe was 59.1%, versus 49.7% at the end of 1995. The
Japanese domestic economy remains very weak, and the lack of progress in addressing the issues in the financial sector remains a negative for the sector and the stock market as a whole, at least in the short term. The average price to earnings multiple of the Fund's Japanese holdings is about 25X and the price to sales ratio is 2.3, which represents not only a large discount to the domestic equity markets but is comparable with international markets. At year end the Fund's weighting was 22.9%, versus 29.7%, at the end of 1995. To protect the value of the Fund's portfolio against the adverse effects of an appreciating U.S. dollar, the Fund had hedge contracts covering approximately 65% of the portfolio's exposure to the DM bloc, the French franc, the
Swiss franc and the Japanese yen. The Fund had no hedges against the Fund's holdings in pound sterling, which turned out to be a good call since the British pound was one of the few currencies to appreciate against the dollar during the year.

                           VONTOBEL EASTERN EUROPEAN EQUITY FUND

    The E. European Fund produced a total return of 48.9% for the period from inception on February 15, 1996 through December 31, 1996, versus the 23.9% return of the Nomura
Research Inc. Eastern European Index ("NRI Index") for the same period. The Fund's fourth quarter performance ranked 23rd out of 115 emerging markets funds tracked by Lipper
Analytical Services, Inc. In the second and third quarters the Fund ranked 1st out of 90 and 99 funds, respectively. 1996 was a momentous year for investors in Central and Eastern European equities as the more advanced markets (Hungary, Poland and the Czech Republic) consolidated their credibility, attracting an estimated flow of US$ 5 billion in new funds to the region's bourses. Russia, Hungary and Poland were among the world's five top-performing markets, in both local currency and US dollar terms. Russia, the world's best-performing market in 1996, was rated for the first time in its history and successfully placed a US$ 1 billion 5-year bond issue in international capital. The Fund's performance benefitted from the improved credit standings of Central and Eastern European nations, spurring heavy capital inflows into the region. It further benefitted from the increased allocation to Russia from 5% in the second quarter to 16% by year end. It should be noted that the NRI Index used for comparative purposes has no exposure to the Russian market. Eastern European equities are a relatively new asset class. As the investment industry further develops and refines its indices, the Advisor may select a new benchmark in the future that more appropriately reflects its country allocation.

                             VONTOBEL INTERNATIONAL BOND FUND

    The Bond Fund produced a total return of 7.5% for the year, versus the 5.3% return of the J.P. Morgan Government Bond Index ex-US and 8.8% for the average global fixed income fund tracked by Lipper Analytical Services, Inc. During the first half of 1995, U.S. dollar weakness contributed to over half of international bond market returns. In the second half, particularly the last quarter, international bond markets were propelled by falling yields as inflation remained subdued not only in Europe and Japan but also in the U.S. European bond markets posted double-digit returns in U.S. dollar terms, led by Sweden, Denmark, Spain, the
Netherlands and France. In contrast, the Japanese market, the best-performer in the first quarter, ended the year with the lowest U.S dollar return in the benchmark index, 10.4%. An added factor in the European markets was the re-commitment of the European Union to introduce a single European currency within the 1999 timetable.
The Fund remained
overweighted in the European markets of Denmark, Germany and Ireland. It was also overweighted in the Australian market, given the Advisor's positive outlook for both the
Australian currency and bond market. Thanks to its continued lack of exposure to the Japanese yen bond market, the Fund outperformed its benchmark by 2.3%. However, it fell shy of the average return of 8.8% of the 44 international bond funds in the Lipper universe. With its emphasis on high-quality investment-grade debt, the Fund, unlike many of its peers, held no positions in high-flying emerging markets debt, the year's best-performing asset class. About
23% of the Fund's assets were held in U.S. dollar and foreign cash and short-term instruments.
Some 11% of the Fund's non-dollar-related assets were hedged to safeguard against possible further U.S. dollar appreciation.


                            THE FUNDS' INVESTMENTS AND POLICIES

                                   VONTOBEL FUNDS, INC.

    The Funds are series of Vontobel Funds, Inc. (the "Company"), an open-end management investment company incorporated in Maryland in 1983. The Company currently consists of five series, and the Board of Directors may elect to add more series in the future. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more.

    The investment objective of each Fund is fundamental and may not be changed without the approval of shareholders. The investment policies of each Fund are not fundamental, however, and may be changed with the approval of the Company's Board of Directors. All investments entail some risks and there is no assurance that the investment objective of a Fund can be achieved. See "Special Risk Considerations" below.

                                 VONTOBEL U.S. VALUE FUND

    Investment Objective. The investment objective of the Value Fund is to seek to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed diversified portfolio of principally equity securities (including securities convertible into equity securities, such as warrants, convertible bonds, debentures, or convertible preferred stock) traded on U.S. exchanges. The Advisor uses the S&P 500 as the benchmark for the broad market against which the performance of the Value Fund is measured.

    Investment Policies. The Value Fund is designed for individuals and institutions who need a core exposure to U.S. equity markets. It is the policy of the Value Fund to invest primarily in equity securities (common stocks or securities convertible into common stocks) that are listed on a securities exchange or that have an established over-the-counter market.

    It is not the intention of the Advisor to attempt to time the direction of the market or to forecast future changes regarding interest rates or the economy.
As an equity fund the Value
Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks.

    Since the Value Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the Value Fund must pay. A higher portfolio turnover rate may result in additional brokerage commissions or expenses to the Value Fund.

    The selection of the securities in which the Value Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such securities would make to the investment objective. The Value Fund may assume a temporary defensive posture. See "Temporary
Defensive Positions" below.

    Investment Strategy. In managing the Value Fund, the Advisor draws a distinction between investment, i.e., an action that seeks safety of principal and a satisfactory return, versus speculation, i.e., an action that may offer significant return potential but that offers insufficient safety of principal. The Advisor believes that the intrinsic value of any asset can be calculated by discounting the estimated free cash flow generated by that asset over its lifetime. This belief has led the Advisor to adopt a bottom-up approach that stresses predictability, one in which the prevailing level of interest rates provides a yardstick for determining absolute value independent of the level of market indices. Eschewing many of the tenets of modern portfolio theory, the
Advisor considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

    The Advisor employs a highly selective, bottom-up approach to stock picking, relying on a screening process to help find stocks that are statistically cheap. The Advisor emphasizes qualitative criteria in evaluating a company's potential as a prospective investment opportunity.

    A valuation technique based upon the discounting of future cash flows implies a high degree of reliance upon the estimates of future financial results. The Advisor believes that the best beginning point to analyzing a company's future is to review its past. Consequently, those companies that have produced highly volatile returns and those with short operating histories do not lend themselves to our investment approach. Recognizing the tendency of markets to overreact to both good news and to bad news, the Advisor, like many value investors, often takes a contrarian stance to "momentum" managers. Recognizing also the broader market's tendency to paint with the same brush all companies within an industry group, the Advisor often finds itself significantly overweighting out-of-favor market sectors.

    The Advisor has developed a proprietary screen that assigns a "value indicator" to each of approximately 3,000 stocks in a selected universe of companies. Stocks are ranked from highest to lowest "value indicator", and those stocks comprising the S&P 500 index are also sorted by industry group. Using a firm's profitability level (as measured by its relative cash flow return on equity) and a valuation measure (as measured by its price to book value), the purpose of the screen is to highlight those firms that are more productive than the market but that are selling at a discount to the market. The screening process also collects and reports information regarding each company's historical return levels, debt-to-capitalization, and historical price-to-earnings and dividend yield. The sorting by industry group draws attention to sector moves that may indicate stress and, by extension, opportunity.

    The screens provide a starting point, a way of focusing our attention on stocks that are statistically cheap versus the market or versus their historical ranges. The Advisor also uses brokerage and industry contacts and the business press to obtain additional investment ideas.

    Having determined that an investment opportunity may exist, the Advisor reads company-provided materials and public filings and often will look at materials developed by or related to the company's competitors. The Advisor also may interview company management, and if the company is followed by brokerage houses with which the Advisor does business, may also review brokerage firm research. Most company interviews are by telephone, but personnel of the Advisor also travel several times each year, visiting companies whose stock is held or is under consideration, or which is a competitor of such companies.
In evaluating a company's
suitability as an investment vehicle, the Advisor takes into account the following:

    Predictability: No one can foretell the future with exactitude, but some businesses are far more predictable than others. An asset cannot be valued without some idea of the cash flows that asset will generate. This desire for predictability has for the most part deterred the Advisor from investing in fast-evolving industries (specifically, computers)
    and has also deterred the Advisor from committing capital to highly cyclical businesses.

    Generation of Free Cash Flow: Free cash flow is the amount of money available, after required capital spending, for reinvestment and/or return to the owners of the business.

    Adequate Returns: Those businesses not generating a competitive level of return on invested capital are unsuitable as investments.

    Low Debt: High leverage introduces a level of risk that is unacceptable.

    Elements of a Franchise: This provides a competitive advantage, enabling high returns over extended periods of time.

    Regulatory Environment: The less regulation to which a company is subject, the better, as less regulation increases the company's ability to manage and price effectively.

    Shareholder-oriented Management: High insider ownership is one indicator that management will act with the best interests of the shareholders in mind. Intelligent, prudent use of company funds is another.

The Advisor considers companies that meet these qualitative hurdles
"investable".

    A price target is generally reached by treating forecasted free cash flow as an annuity, using prevailing interest rates as the discount factor. For those companies in which the Advisor has an exceptional level of confidence, it projects some level of cash flow growth, using either proprietary or consensus forecasts. (Price targets may later be adjusted for significant changes in the prevailing level of interest rates, and also may later be reviewed as company-specific events dictate.)

    Generally, a new position will be established if the market price of a security is 20% or more below calculated intrinsic value. Position size is dictated by the Advisor's degree of confidence in the business and the stock's degree of undervaluation, as well as the availability of attractive investment alternatives. Position sizes normally range from 1% to 6% of portfolio assets, but the Advisor has occasionally taken larger positions. Generally, portfolios comprise approximately 20 positions.

    A stock is sold for one of two reasons. Either it has reached the target price or the thesis for purchase has deteriorated. Large positions are trimmed as stocks approach sell targets.
There is no automatic sell-down percentage.

    Sector Allocation: No conscious sector allocation decision is made. Sector allocation is a residual of stock selection.

    Investment Level: Our cash position is a residual of our ability to find suitable investment opportunities.

    In managing the Value Fund, the Advisor follows a highly differentiated approach. This approach is bottom-up, with strict adherence to a discipline constructed around absolute, not relative, valuation, resulting in comparatively high levels of investment in both individual issues and industry sectors. On occasion, when suitable investments are not identified, a large cash position may be maintained.

                            VONTOBEL INTERNATIONAL EQUITY FUND

    Investment Objective. The investment objective of the International Equity Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (which are securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the International Equity Fund will consist principally of equity securities of European and Pacific Basin countries.

    Investment Policies. The International Equity Fund is designed as a core holding for individuals and institutions who wish to diversify their investment programs to take advantage of opportunities in the global security markets of the world, with the principal emphasis on opportunities in Europe and the Pacific Basin. Investing in the International Equity Fund can provide international diversity to an investor's existing portfolio of U.S. equity securities and
U.S. dollar and foreign currency denominated bonds, thereby reducing volatility or risk over time. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United
Kingdom, Germany, France, the Netherlands, Switzerland, Norway, Spain, Japan, Hong Kong,
Australia, and Singapore. The Advisor will decide when and how much to invest in each of those markets. Investments may also be made in equities issued by companies in "developing countries" or "emerging markets", such as Taiwan, Malaysia, Indonesia, and Mexico.
Investments in the equity markets of these countries involves exposure to economic structures that are generally less diverse and mature, and whose political systems may have less stability than those of "developed countries." Subject to investment limitations stated in the Statement of Additional Information, the International Equity Fund may invest in the shares of open-end and closed-end investment companies that acquire equity securities of foreign issuers in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal and state securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

    The Advisor believes that global economic and political developments have helped to create new investment opportunities. In recent years a number of economies in developed and developing countries have grown faster than the U.S. economy, and return on equity investments in these markets has often been superior to similar investments in the U.S. In addition, the U.S.
stock market presently represents approximately 40% of the capitalization of the world's stock markets compared to approximately two-thirds in 1970. Significant growth of international capital markets, coupled with advances in technology and lower cost of communications, have increased the globalization of securities trading. Therefore, over the past few years, the number of investment opportunities outside the U.S. has grown rapidly.

    It is the policy of the International Equity Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro economic analyses. The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in
"thinly traded" securities (please refer to "Investment Restrictions" in the Statement of
Additional Information).
    Under normal circumstances the International Equity Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Equity Fund intends to diversify investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The securities the
International Equity Fund purchases may not always be purchased on the principal market. For example, American Depository Receipts ("ADR's") may be purchased if trading conditions make them more attractive than the underlying security. ADR's are receipts typically issued in the
U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The
International Equity Fund may invest in ADR's which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADR's may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on ADR's.

    The selection of the securities in which the International
Equity Fund will invest will not
be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

    Since the International Equity Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the International Equity Fund must pay.

    Investment Strategy. The Advisor will seek to identify those countries in the European and Pacific regions where economic and political factors are likely to produce above average returns, as well as those companies in such countries that are best positioned to take advantage of such developments or are most attractively valued. In this regard the Advisor will allocate the assets of the International Equity Fund principally between the European and Pacific regions.

    The Advisor's approach is governed by its belief that the principal factors affecting an equity market's return are, on a country allocation basis, the proportion of liquidity in the economy, and, on a stock selection basis, a consistent stable earnings record together with favorable earnings prospects and reasonable valuations and, in addition, that the effect of currency fluctuations on portfolio returns can be reduced through a systematic hedging strategy.

    For its country allocation, the Advisor analyzes approximately 30 international equity markets, which include the 20 markets currently comprised in Morgan Stanley's Europe,
Australia and Far East Index ("EAFE"), as well as the constituent countries of the International
Finance Corporation's ("IFC") Emerging Markets Index. The Advisor also gives consideration to such factors as liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and exchange controls, if any.

    The tendency of markets to overreact to short-term concerns (inflation, political instability) results in market valuations that deviate significantly from their underlying historical values. The country allocation process aims to determine the relative attractiveness of the markets in the Advisor's country universe by establishing a relationship between their current valuations and the amount of liquidity available in their respective economies and then comparing that relationship with its historic norm. The rigorous use of comparative historical data is designed to reduce subjective and speculative bias.

    The Advisor's country allocation process is driven by the output of a valuation model that produces a total expected return range in local currency for each country in the Advisor's investment universe. Based on data generally covering close to 30 years' history for markets in the EAFE universe and 10 years' history for countries in the IFC universe, the Advisor tested for the combination of factors that have historically proven to have statistically significant predictive power. On a rolling basis, the Advisor compares each country's equity market relative to its own historical record to determine its attractiveness at any given point in time.
The result of this process is a 12-month expected return range for each market in local currency.
On the basis of these expected return ranges, the Advisor produces a country ranking that indicates the attractiveness of each market in absolute and relative terms, and that forms the basis for the Advisor's country allocation process.

    Factors: The model evaluates approximately 10 common and specific factors for each country selected from three sets of independent variables:
macroeconomic variables, valuation
indicators and market momentum.

    Each factor is assigned a numerical value based on a scale determined by the historic ranges within which such factors have fluctuated. Based on the arithmetical sum of all such values, an attractiveness ranking for each country in the Advisor's universe is produced on a monthly basis. The use of three different sets of variables in combination results in a higher degree of predictability of the model's output. Generally, the factors are equally weighted. In a few instances a double weight is assigned if the predictive power of a particular factor has historically been very high, like the yield curve, which is of relevance in most industrialized markets.

    Based on the model's monthly total return expectations, a relative ranking in descending order of attractiveness of all countries in the Advisor's universe is produced. Since several countries may fall within the same expected total return range, the actual ranking is determined by the absolute expected return number for each country. The Advisor normalizes the distribution of country weights through the use of a risk-variance matrix that establishes for each market a minimum/maximum weight relative to the benchmark (EAFE). If a particular country's expected return range shows significant change from one month to the next or exhibits a declining trend over a quarter, the Advisor analyzes the individual factors used in the model to determine which of them accounted for the lowered country ranking. Based on this analysis, the Advisor decides on the magnitude and timing of the adjustments in country weights.

    Before a decision is made to increase a country weight based on the quantitative output of the valuation model, the Advisor reviews the country's fundamental economic data that are not part of the country screening process as well as its political situation. This systematic qualitative analysis focuses on such macroeconomic data as GDP growth, external trade balances, current account and balance of payments, external debt position and debt service ratios, foreign reserve position, ability to finance deficits in external accounts, fiscal and exchange rate policies, private and public savings rates, as well as inflationary trends.

    Normally, the Fund will tend to be fully invested.
International equity markets have
historically demonstrated low correlation with one another, so it is extremely unlikely that the model would produce simultaneously negative total return expectations for all the countries in the Advisor's universe so as to trigger a significant temporary defensive move to cash.

    For stock selection within each country, the Advisor seeks to invest in medium- to large-capitalization companies with solid prospects for consistent and sustainable annual earnings growth. The Advisor's focus is on companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. Typically they occupy a leading position in their industry, have demonstrated a high degree of self-financing and have consistently generated free cash flow.

    The Advisor's stock selection process begins by screening a universe of approximately
2800 stocks in a market capitalization range from approximately $500 million to approximately
$100 billion. The Advisor's screens are designed to be representative of each market and generally cover a broad cross-section of companies which together account for about 70% of total market capitalization. The Advisor's approach is to look at companies whose growth factors can be measured and compared. The Advisor's data series focus on low price to sales ratios, consistent earnings growth, solid operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The Advisor defines cash flow as recurrent net profit plus depreciation. Furthermore, the Advisor analyzes the share price in relation to earnings before interest, taxes, depreciation and amortization, and looks at the underlying trend of cash and retained earnings. The screens, comprising 24 principal factors, include conventional valuation ratios.

    The Advisor supplements the above quantitative screening process by an analysis of certain qualitative criteria, one of the most important of which is to identify strong, stable and reliable management that maintains a company's market position through consistent unit volume growth and gains in market share rather than a reliance on price increases, exercises tight financial control and fosters a culture of market responsiveness.

    Based on the Advisor's ranking of approximately 2800 stocks in about 30 different international equity markets, the Advisor usually selects names which appear in the top 30% of the screens for each country. Based on the screening factors, these stocks typically show low historical deviations of annual earnings, high returns on equity
and low debt levels.   At initial
purchase, the Advisor focuses on companies that on average are selling at a 20% discount to their long-term growth rate. Position size at purchase ranges from about 0.7% to 1% of total portfolio assets. Within this range position size varies in proportion to the market capitalization of the company within a given country's stock market. The Advisor normally allows positions to reach a maximum of approximately 4% of total assets.

    Shifts in country weight are the principal cause for selling stocks. Stocks are sold if a country's maximum weight based on the risk-variance matrix has been exceeded.

    Within each country, no conscious sector allocation decision is made. Sector allocation is a residual of the stock selection within each country.

    The holding periods of the Fund's core holdings generally exceed one year. Annual portfolio turnover (total purchases versus average portfolio assets) has historically been approximately 35%.

    For active currency management, the Advisor employs a systematic currency hedging approach based on a technical-trend-following model.

    The International Equity Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") as described in "Additional Information on Policies and Investments - Strategic
Transactions" below.

    The International Equity Fund may assume a temporary defensive posture. See
"Temporary Defensive Positions" below.


                           VONTOBEL EASTERN EUROPEAN EQUITY FUND

    Investment Objective. The investment objective of the E. European Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (which are securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the Fund will consist principally of equity securities of Eastern
European countries.

    Investment Policies. The Fund is designed for individuals and institutions who wish to diversify their investment programs in international equities to take advantage of opportunities in the newly reorganized capital and securities markets of Central/Eastern Europe. The Fund normally will invest at least 65% of its assets in equity securities of companies located in or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe, i.e., the member countries of the former Warsaw Pact, including the European successor states of the former Soviet Union. Currently, the Fund invests principally in Hungary, the Czech Republic, Poland and Russia. These countries are already at a relatively advanced stage in their transition to a market-based economy. The Advisor believes that their relatively well developed capital and stock markets can handle transactions of a large enough size to permit fund investment. However, trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets, and the purchase and sale of portfolio securities may not always be made at an advantageous price. The
Advisor generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development.

    As stock markets in the region develop and more investment opportunities emerge, the
Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region. As noted above, investments in equity securities issued by companies in these "developing countries" or "emerging markets," involve exposure to economic structures that are generally less diverse and mature, with political systems which may have less stability than those of "developed countries."

    The Advisor believes that economic and political developments in Europe have helped to create new opportunities. In recent years a number of economies in developed and developing countries have grown faster than the U.S. economy, and the return on equity investments in these markets has often been superior to similar investments in the U.S. In addition, the U.S.
stock market presently represents approximately 40% of the capitalization of the world's stock markets compared to approximately two-thirds in 1970. Significant growth of European securities markets, coupled with advances in technology and lower cost of communications, have increased the globalization of securities trading. Therefore, over the past few years, the number of investment opportunities outside of the U.S. has grown rapidly. Despite this trend, however,
Central and Eastern European stocks are generally underrepresented in investment portfolios.
Therefore, the Fund offers a means to achieve equity exposure to this region.

    It is the policy of the Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro economic analyses. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities (please refer to the "Investment Restrictions" in the Statement of Additional Information).

    The Fund may invest in other investment companies which invest in Eastern European stocks. By investing in shares of such investment companies which invest exclusively in such countries, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal and state securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

    The Fund intends to diversify investments broadly among countries and normally will have represented in the portfolio business activities of not less than three different countries.
The securities the Fund purchases may not always be purchased on the principal market. For example, American Depository Receipts ("ADR's"), European Depository Receipts ("EDR's"), or Global Depository Receipts ("GDR's") may be purchased if trading conditions make them more attractive than the underlying security. ADR's are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADR's which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADR's may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Similarly, EDR's and GDR's represent receipts for a foreign security issued in a location outside the U.S., and may involve risks comparable to ADR's, as well as the fact that the EDR or GDR is itself issued outside the U.S. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. Please refer to the Statement of Additional Information for more information on ADR's, EDR's, and GDR's.
    The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

    Since the Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the Fund must pay.

    Investment Strategy. The Advisor will seek to identify those countries in the
Central/Eastern European region where economic and political factors are likely to produce above average long term returns, as well as those companies in such countries that are best positioned to take advantage of such developments or are most attractively valued. The Fund's assets will be allocated primarily to the equity markets of those countries whose economies are likely to benefit from strengthening macroeconomic forces as a result of their transition from a centrally planned to a market-based economy, the orderly functioning of democratized political institutions, flexible and viable economic policies, persistent privatization efforts, modernized legal, banking and regulatory frameworks, as well as from widespread domestic and foreign support for their respective national policies.
    The Advisor's approach is governed by its belief that the true economic value of companies in the newly emerging markets of Eastern Europe is reflected in their ability to generate consistent growth of free cash flow based on a sound and verifiable balance sheet and profit and loss accounts prepared in accordance with internationally accepted accounting principles.

    The equity markets of Eastern Europe are currently small by comparison with those of the industrialized nations of the Organization of Economic Cooperation and Development, representing on average only approximately 5% of GDP versus 75% in the U.S. The Fund invests only in equity markets in countries that (i) are in or have completed transition to a true free market economy, (ii) have a continued commitment to privatization, and (iii) follow consistent economic policies. All of these criteria have to be fulfilled simultaneously for an equity market to qualify for investment.

    The region's free market economies and their equity markets are in their initial stages of development. Reliable historical macroeconomic data is scarce, and most companies whose shares are listed have insufficiently long operating histories to permit meaningful long-term financial analysis. Therefore, the Advisor selects stocks using a thorough bottom-up analysis based on reliable financial statements supported by regular visits of all companies in which the Fund invests and which are candidates for investment.

    The Advisor in most cases requires companies to present their balance sheets and profit and loss accounts using either International Accounting Standards ("IAS") or U.S. generally accepted accounting principles ("US GAAP"). If a company is unable or unwilling to supply the Fund with financials prepared in accordance with the foregoing accounting standards, the
Advisor either refrains from investing or employs the local office of a major international accounting firm to translate the financial information supplied into IAS or US GAAP financial statements.

    The Advisor's stock selection process begins by screening the universe of companies in a market capitalization range of $20 million to approximately $4 billion or more. The screening process involves quantitative and qualitative criteria.

    The Advisor's equity screens focus first and foremost on a company's ability to generate consistently strong free cash flow. The Advisor defines free cash flow as net income plus depreciation and amortization, plus or minus changes in working capital minus capital investments to sustain current and future earnings growth, and minus amounts used for retiring the principal of outstanding debt. The Advisor also screens for strong balance sheets and consistent growth in returns on equity.

    The most important quantitative factors are aggregate amount of free cash flow, cash flow relative to total debt, net cash to total equity, acid test, current ratio, inventory turnover, asset growth, sales and unit volume growth, and trend rate of growth in return on equity.

    On occasion the Fund may also invest in companies with strong growth potential but that do not yet generate free cash flow. Such investments are made only if there is a strong probability that they will be able to do so within a time horizon of 12 to 18 months.

    The Advisor focuses on companies that manufacture and sell commercially viable products and services in growing markets, both domestic and export, and have experienced, minority-shareholder-oriented management.

    Based on the Advisor's own two-year earnings and balance sheet projections, the Advisor calculates earnings and cash flow per share estimates. The Advisor discounts two-year cash flows to present value using a composite discount rate, based on local interest rates to which is added a risk premium for each market.

    The Advisor corroborates the valuation of fair market value by comparing it against the company's historical multiples, the forward multiples of similar companies in the same industry in its domestic market, the forward multiples of similar international companies in the same industry and the overall market's forward multiple.

    The Advisor generally purchases stocks when they are trading at a discount of about 25% to the Advisor's calculation of fair market value, after adjusting for the expected rate of inflation for the next 12 months, the expected rate of currency depreciation/devaluation, if any, and an
"illiquidity" discount of 10% to allow for difficult markets at the time of sale.

    Generally, stocks are sold when they reach fair value, they underperform the local index by more than 20% over a trailing six-month period or a company's fundamentals deteriorate and neither research nor management can explain the underlying cause. Stock positions generally are trimmed when market appreciation causes them to exceed 5% of the Fund's total assets.

    Position size at purchase ranges from about 2% to 5% of the Fund's total assets. Within this range, position size varies in proportion to the market capitalization of the company within a given country's stock market. Positions generally are allowed to reach a maximum of 5% of the Fund's total assets. For risk control purposes, the Advisor generally limits investments in emerging growth companies with micro market capitalizations, i.e., $50 million or less ("micro-caps"), to a maximum of about 2% of the Fund's total assets. The Fund's allocation to micro-caps normally will not exceed approximately 25% of its total assets.

    Normally, the Fund tends to be fully invested.

    Sector Allocation. Within each country, no conscious sector allocation decision is made.
Sector allocation is a residual of the stock selection within each country.

    The holding periods of the Fund's core holdings generally exceed one year. Annual portfolio turnover (total purchases versus average portfolio assets) reaches approximately 35%.

    The Fund currently does not actively manage currency risk.
Expected currency
depreciation/devaluation is part of the Advisor's evaluation process for determining a purchase price.

    The E. European Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale of foreign currency futures as, described in "Additional Information on
Policies and Investments - Strategic Transactions" below.

    The E. European Fund may assume a temporary defensive posture.
See "Temporary
Defensive Positions" below.


                             VONTOBEL INTERNATIONAL BOND FUND

    Investment Objective. The investment objective of the Bond Fund is to maximize total return from capital growth and income. The Bond Fund offers investors a convenient way to invest in a managed portfolio of debt securities denominated in foreign currencies
("International" securities). The Bond Fund seeks to achieve its objective of total return by investing in a continuously managed portfolio consisting primarily of high-grade international bonds. International bonds are defined as bonds issued (i) in countries other than the U.S.;
(ii) by issuers which are organized in a country other than the U.S. or have at least 50% of their assets or derive at least 50% of their revenues in such country (notwithstanding the currency in which such bonds are denominated); or (iii) by national or international authorities other than the U.S. The Advisor will seek protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

     The Bond Fund operates as a non-diversified fund for purposes of the Investment
Company Act of 1940, as amended (the "1940 Act"), but will seek to qualify as a diversified investment company for purposes of Subchapter M of the Internal
Revenue Code of 1986, as
amended.

    Investment Policies. The Bond Fund is designed for individuals and institutions who wish to diversify their investment programs to take advantage of opportunities in bond markets outside the U.S. Direct investment in international securities is usually impractical for most individual and smaller institutional investors. Investors often find it difficult to purchase and sell international bonds, to obtain current information about foreign entities, to hold securities in foreign safekeeping and to convert the value of their investments from foreign currencies into
U.S. dollars. The Bond Fund manages these concerns for the investor. With a single investment in the Bond Fund, a shareholder can benefit from the income and potential capital protection and appreciation associated with a professionally managed portfolio of high-grade international bonds. The Advisor to the Bond Fund has had extensive experience investing in international markets and dealing with trading, custody and currency transactions around the world. To achieve its objective, the Bond Fund will invest in a managed portfolio of high-grade international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit ("ECU").

    In recent years, opportunities for investment in international bond markets have become more significant. Foreign currency denominated bond markets have grown faster than the U.S.
dollar denominated bond market in terms of U.S. dollar market value and now represent more than half of the value of the world's developed bond markets. Participants in the markets have grown in number thereby providing better marketability. A number of international bond markets have reduced entry barriers to foreign investors by deregulation and by reducing their withholding taxes.

    Simultaneously with the opening of foreign markets, barriers to international capital flows have been reduced or eliminated, freeing investment funds to seek the highest real returns. Thus, market conditions in one economy influence market conditions elsewhere through the channel of global capital flows. The Bond Fund provides a convenient vehicle to participate in international bond markets, some of which may outperform U.S.
dollar denominated bond
markets in U.S. dollar terms during certain periods of time.

    Although the Bond Fund is non-diversified, investing in the Bond Fund can provide international diversity to an investor's existing portfolio of U.S. dollar denominated bonds
("U.S. bonds"), thereby reducing volatility or risk over time. Historically, total returns of international bond markets have often diverged from returns generated by U.S. bond markets.
These divergences stem not only from fluctuating exchange rates, but also from foreign interest rates not always moving in the same direction or magnitude as interest rates in the U.S.
Investment in the Bond Fund may provide the international bond portion of an investor's diversification program.

    International bonds may provide, at times, higher investment returns than U.S. bonds.
For example, international bonds may provide higher current income than U.S. bonds and the local price of international bonds can appreciate more than U.S. bonds. Fluctuations in foreign currencies relative to the U.S. dollar can potentially benefit investment returns. Of course, in each case, at any time the opposite may also be true. Investments in the Bond Fund provide international diversity not only to an investor's existing portfolio of U.S. bonds but also to an investor's holdings of U.S. or international equities and other assets.

    The portfolio investments of the Bond Fund will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Bond Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies, however, generally foreign currency denominated bonds will constitute 90% of its portfolio.

    The Bond Fund will invest in very high investment grade instruments that will bear the rating of A or higher by Standard & Poor's Ratings Group ("S&P") or A or higher by Moody's
Investors Service, Inc. ("Moody's"), or unrated securities which the Advisor believes to be of comparable quality. The Bond Fund reserves the right, however, to invest its assets in lower rated debt securities, that is, debt securities rated BBB by S&P or Baa by Moody's or below, but no lower than B by S&P or Moody's or which are unrated but are of comparable quality as determined by the Advisor. It will do so to avail itself of the higher yields available with these securities. The Bond Fund will invest no more than 5% of its total assets in securities rated below investment grade or which are unrated but are of comparable quality as determined by the
Advisor. Securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) entail greater risks than investment grade debt securities. Securities rated BB by S&P or Ba by Moody's and below are commonly referred to as "junk bonds" and involve a high degree of speculation with respect to the payment of principal and interest. (See "Special Risk
Considerations.")

   The investments of the Bond Fund may include:

* Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions;

* Debt securities issued or guaranteed by supranational organizations (e.g., European
    Investment Bank, Inter-American Development Bank, the World
Bank and other such
    organizations);

*   Corporate foreign debt securities;

*   Bank or bank holding company debt securities;

* Other debt securities, including those convertible into common stock.

    The Bond Fund may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. Please see
"Additional information on Policies and Investments - Investment
Restrictions."

    The Bond Fund intends to select its investments from a number of country and market sectors. It may invest substantial amounts in issuers from one or more countries and would normally have investments in securities of issuers from a minimum of three different countries;
however, it may invest substantially all of its assets in securities of issuers located in the U.S.
for temporary or emergency purposes. A non-governmental issuer will be considered to be
"from" a country in which it is organized, in which it has at least 50% of its assets, or from which it derives at least 50% of its revenues.

    Under normal circumstances, the Bond Fund will invest no more than 35% of the value of its total assets in U.S. dollar debt securities, however, generally it will invest less than 10% of its assets in U.S. dollar debt securities. The Bond Fund may engage in strategic transactions, as described below, for hedging purposes and to seek to increase gain.
    Short-term investments. To protect against adverse movements of interest rates and for liquidity, the Bond Fund may also invest all or a portion of its net assets in short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits; bankers' acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements.

    The Bond Fund does not engage in short-term trading due to the fact that such practices would result in increased commissions and transactions costs. The Bond Fund may assume a temporary defensive posture. See "Temporary Defensive Positions" below.

    Investment Strategy. The Bond Fund seeks to minimize credit risk and maintain high liquidity. It is a "non-diversified" investment company under Federal securities laws, and therefore may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government.
It may invest more than 5%
of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue
Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. In any event, it does not intend to invest more than 5% of its assets in the securities of any one issuer unless such securities are issued or guaranteed by a national government and will not invest more than 25% of its total assets in the securities of any one issuer or national government (other than the United States). (A regulated investment company is also limited in its purchases of voting securities of any issuer; the Bond Fund does not intend to purchase any voting securities, except to the extent it receives such securities due to conversion of convertible securities.)

    Because the Bond Fund is intended for long-term investors who can accept the risks associated with investing in international bonds, investors should not rely on an investment in the Bond Fund for their short-term financial needs and should not view it as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Bond Fund alone should not be regarded as a complete investment program.

    Total return from investment in the Bond Fund will consist of income after expenses, bond price gains (or losses) in terms of the local currency, and currency gains (or losses). For tax purposes, realized gains and losses on currency are regarded as ordinary income and loss and could, under certain circumstances, have an impact on distributions. The value of the Bond
Fund's portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

    The Advisor's investment approach is governed by its belief that the principal factors affecting the total returns of the Fund are (i) the outlook for the currency in which the underlying securities are denominated, and (ii) the return outlook in local currency for each bond market in the Advisor's investment universe. The Advisor believes that quality/sector and security selection should be aimed at reducing overall portfolio risk rather than producing incremental return. In addition, the Advisor believes that the effect of interest rate and foreign currency fluctuations on the Fund's returns can be reduced through a systematic hedging strategy.

    The management of the Fund involves several levels of decision-making: currency exposure, interest rate sensitivity within markets, quality/sector exposure and issue selection.
The exclusion or inclusion of markets from the Advisor's market universe and the weighting of markets relative to a benchmark index cannot be determined without first evaluating currency exposure.

    The Advisor's investment approach involves three steps: (i) top-down currency and market allocation; (ii) management of currency risk and market allocation; and (iii) relative value analysis (involving maturity, quality/sector and security selection).

    Top-Down Currency and Market Allocation ("Asset Allocation"). The Advisor analyzes the 12 international fixed income markets which currently constitute the J.P. Morgan World
Government Bond Index (ex-US) and the markets of Switzerland and Ireland, as well as ECU fixed income markets. To determine currency and hence market allocation, the Advisor produces monthly forecasts for both the currency and bond markets in each country in this market universe. These forecasts are based upon an analysis of broad macroeconomic factors and economic conditions, including inflation and growth expectations, monetary and fiscal policy, balance of payments and exchange rates. Technical market indicators and general sentiment are also assessed. Based on this macroeconomic scenario, the Advisor develops 3-,
6- and 12-month forecasts for exchange rates and bond market returns in local currency that form the basis of the Advisor's investment strategy.

    The Advisor's investment process begins with the calculation of total local currency returns along the yield curve (including yields on short-term investments) for each market in the Advisor's universe. These projected local currency returns are translated into U.S. dollar total returns. The Advisor then establishes a relative attractiveness ranking based on each market's forecasted U.S. dollar returns, which forms the basis for the Advisor's currency and market exposure decision.

    The Advisor seeks to maximize total return by overweighting those markets and currencies showing the highest total expected U.S. dollar return based on the Advisor's ranking.
These total returns are adjusted for individual market risk based on historical volatility and the manager's experience. This may result in significant over- or underweighting of individual fixed income markets as well as the underlying currency exposure.

    Management of Asset Allocation. The Fund's currency and bond market weighings are reviewed on an ongoing basis and compared against the monthly ranking of the markets in the Advisor's universe according to their total return outlook in U.S. dollars. Shifts in bond market weights are driven by changes in the relative attractiveness ranking and tend to be gradual.
Since it is possible to increase or reduce currency and bond market exposure by using derivatives, it is not uncommon for a specific bond market's weighing to differ from the weighing of its corresponding currency. Futures may also be employed to adjust portfolio risk in anticipation of foreign currency devaluations, political turmoil in countries to whose currency and interest rate policy the Fund's portfolio is exposed, or to address expected downgrades of an issuer's credit rating.

    If the need for rapid adjustment of market exposure manifests itself, exchange-traded derivative instruments are used (i) as hedging instruments or (ii) as instruments for tactical asset allocation, as described below.

    Hedging against negative return impact caused by rising interest rates takes place through the sale of interest rate futures contracts or the purchase of put options on interest rate futures contracts. The hedge ratio is derived from the duration of the underlying fixed income investment(s). These techniques are employed as anticipatory hedges to gain time to allow for the orderly sale of underlying securities in response to a negative assessment of market conditions. The need to hedge currency risk in this context is assessed separately.

    Due to changes in the Advisor's market return forecasts, it may become necessary from time to time to adjust the duration of certain fixed income investments held in the Fund which are denominated in one or various foreign currencies. In this event, the Fund's cash positions can be converted into synthetic bond positions through the purchase of interest rate futures contracts or the purchase of call options thereon. As a result, portfolio duration is lengthened.
This technique allows the Fund to make an immediate adjustment to portfolio duration pending the purchase of underlying positions. Alternatively, bond positions can be converted into synthetic cash positions by means of selling interest rate futures contracts or the purchase of put options thereon, thereby shortening portfolio duration. In all such cases, the portfolio's currency allocation does not change.

    If the U.S. dollar shows strength relative to a currency in which the Fund holds investments in excess of that projected in the Advisor's currency forecast, the Advisor hedges positions by buying U.S. dollars against the foreign currency in the interbank forward foreign exchange market or by selling the currency in the futures and options markets. Currency hedging decisions are driven by a systematic currency hedging approach based on a technical-trend-following model, combined with fundamental analysis.

    Cash may be held in U.S. dollars and/or in any of the major trading currencies. The
Fund's cash position is first and foremost a function of the Advisor's currency allocation decision and secondarily a function of the Advisor's duration selection. If the outlook for U.S.
dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position generally not in excess of 25% of its total assets.
Conversely, if the outlook for foreign currency cash returns is more attractive, the Fund will hold foreign cash positions not in excess of approximately 25% of its total assets.

    Relative Value Analysis. Maturity selection is based on the Advisor's total return forecasts, i.e., the Advisor focuses on investment that the Advisor expects to produce the highest total return in local currency along the yield curve in each market in the Advisor's universe for the planned holding period. Maturity selection or, more precisely, duration selection, is the second most important factor in the Advisor's process. Duration is the expected life of a fixed-income security, taking into account its coupon yield, interest payments, maturity and call features. Duration attempts to measure actual maturity, as opposed to final maturity, by measuring the average time required to collect all payments of principal and interest. The duration of a callable bond, also called its effective duration, may be considerably shorter than its stated maturity in a period of rising interest rates. Thus, as market interest rates rise, the duration of a financial instrument decreases. For example, a 30-year conventional mortgage may have an effective duration of only 11 to 12 years, which means the loan will probably be paid off in about one-third of the time it is supposedly carried by the originating lender as an earning asset. Duration differs from other measurements such as average life and half life. Duration measures the time required to recover a dollar of price in present value terms (including principal and interest), whereas average life computes the average time needed to collect one dollar of principal. The Advisor's selection of duration is based on the Advisor's total return forecasts. Particular yield curve shapes and/or anomalies are also taken into account. As indicated in the preceding paragraph, U.S. dollar and/or foreign cash positions are a function of both currency allocation and duration selection decisions.

    Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investment used in the
Fund's portfolio construction. Credit quality of most issuers in these markets tends to be very high. Quality and sector management are therefore not as complex as for domestic U.S. bonds.
The Advisor focuses its issue selection on the highest credit quality since opportunities to achieve significant incremental returns in sector selection are limited.

    Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Advisor's top-down market allocation decisions. The Advisor is conscious of the need for liquidity and therefore invests only in issues within a sector that have the greatest future marketability, as determined by quality of issuer, issue size, number of market makers, and bid/offer spreads. Since in most markets the Advisor purchases government bonds, the liquidity of portfolio holdings is usually very high.

    The Advisor's aim is to buy those fixed income securities that are most reasonably priced as measured in terms of the yield spread against a comparable government bond or, in the case of a government bond, if the Advisor believes that it is undervalued relative to its peers. At purchase the Advisor establishes positions of up to a maximum of 5% of the Fund's total assets.
The Advisor also gives consideration to such factors as liquidity (tradability), legal protection of bondholders, accounting and disclosure standards, transferability of funds and the risk of imposition of exchange controls, as well as the tax treatment of interest and capital gains.

    Positions are sold (i) as a result of shifts in currency and market weights, (ii) as a result of duration adjustments, (iii) if the underlying bonds become expensive relative to the government bond, (iv) in response to sector selection, (v) based on a negative credit review of an issuer, or (vi) if cash becomes a more attractive investment alternative.

    The most critical determinants of performance (total return in U.S. dollars) are strategic decisions as to currency exposure and duration. The Advisor therefore refrains from switching among issues to boost portfolio return; any incremental benefit would likely be offset by trading costs since bid/ask spreads in international fixed income markets can be wider than in U.S.
domestic markets. Trading activity is usually governed by implementation of strategic changes in portfolio composition, which are usually infrequent, so portfolio turnover is generally low.

                    ADDITIONAL INFORMATION ON POLICIES AND
INVESTMENTS

    Repurchase Agreements. As a means of earning income for periods as short as overnight, the Funds may without limit enter into repurchase agreements, which are collateralized by U.S. government securities in which it may otherwise invest, with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. The Fund requires the party obligated to repurchase the securities to provide it with collateral for that obligation.
Repurchase agreements are considered to be loans under the 1940 Act. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities in which it invests. For purposes of the tax diversification test under Subchapter M of the Code, repurchase agreements are likely to be treated as securities issued by the seller and subject to the "5% per issuer" requirement noted above. If the seller under a repurchase agreement becomes insolvent, the
Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the securities. Also, the value of such securities may decline before it is able to dispose of them.

    Reverse Repurchase Agreements. As a means of enhancing income, the Bond Fund may enter into reverse repurchase agreements with selected banks and broker/dealers. Under a reverse repurchase agreement, a fund sells securities subject to an obligation to repurchase those securities at a specified time and price. In order to comply with U.S. regulatory conditions applicable to investment companies, the Bond Fund will recognize gains or losses on such obligations each day, and will segregate cash, U.S. government securities, or other high-grade debt instruments in an amount sufficient to satisfy its repurchase obligation, will mark the value of the assets to market daily, and post additional collateral if necessary. The Bond Fund may invest the payment received for such securities prior to fulfilling its obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.
Therefore, the Bond Fund's investment in reverse repurchase agreements is subject to the borrowing limitations of the 1940 Act (See "Investment Restrictions" in the Statement of
Additional Information). If the buyer under a repurchase agreement becomes insolvent, the
Bond Fund's right to reacquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.


    When-issued Securities. The Bond Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Bond Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Bond Fund reflects gains or losses on such commitments each day, and segregates assets sufficient to meet its obligation pending payment for the securities.

    Strategic Transactions. Each of the Funds may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

    In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as forward foreign currency contracts, foreign currency futures as defined below, currency swaps or options on currencies (collectively, all the above are called "Strategic Transactions"). Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

    The Advisor does not, as a general rule, intend regularly to enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, for the E. European Fund, since financial derivatives in Eastern European markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to reduce currency and market risk. Second, each of the Funds is intended for investors with a long-term investment horizon and it is the Advisor's view that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities.
Notwithstanding the foregoing, the Advisor may, from time to time as circumstances dictate, engage in strategic transactions as described herein.

    Currency risk is assessed separately from equity analysis. To balance undesirable currency risk, each of the International Equity Fund, E. European Fund and Bond Fund (each, an "International Fund") may enter into forward contracts to purchase or sell foreign currencies in anticipation of the Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S.
dollar denominated may require the Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market.
However, the investment policies permit the Fund to enter into forward foreign currency exchange contracts in order to provide protection against changes in foreign exchange rates.
Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the Fund; the Fund will not speculate in foreign currencies. In addition, because the exchange rate of some Eastern
European currencies may be linked to a basket of convertible currencies including the U.S.
dollar and the deutschemark, the Advisor may elect, from time to time as circumstances dictate, to reduce the effect of currency fluctuations on the value of existing or anticipated holdings or sales proceeds of portfolio securities by proxy hedging. For more information, see sections on forward foreign currency contracts and proxy hedging in the Statement of Additional
Information.

    Each International Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities.
The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations: when the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the
Advisor determines will move along with the hedged currency or portfolio securities.

    Each International Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the Advisor's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

    Each International Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the Company's Board of
Directors to avoid speculative use of such techniques.

    Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect its unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, or as a means to efficiently change country and/or currency allocation. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to futures and options on future entered into for non-hedging purposes.
Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic
Transaction is a function of numerous variables including market conditions. The ability of the
Bond Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Bond Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.
    See "Special Risk Considerations - Strategic Transactions" for additional information.
Strategic Transactions also are likely to involve "Section 988 transactions," at least in part. As such, the foreign currency component must be segregated for tax purposes and treated as ordinary interest income or loss and distributed. See "Taxation," also.

    Temporary Defensive Positions. When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive or emergency purposes, however, the Bond Fund may invest without limit in investment grade U.S.
debt securities, including short-term money market securities. For temporary defensive purposes, the International Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Advisor decides when it is appropriate to be in a defensive position.
It is impossible to predict for how long such alternative strategies will be utilized.


                               SPECIAL RISK CONSIDERATIONS

    Foreign Securities and Currencies. Since investments in each International Fund are normally primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on its total performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S.
dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall.
Investors should be aware that exchange rate movements can be significant and endure for long periods of time. The Advisor attempts to control exchange rate risks through active portfolio management.

    In addition, for the Bond Fund, the Advisor attempts to mitigate interest rate risks through management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchanges rates. In any of the markets in which the Fund invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments - again providing both opportunity and risk.

    In addition to the risks outlined above, an investor should be aware that investing in foreign securities involves risks which are not normally associated with investing in U.S.
securities, such as, exchange control regulations; costs incurred in connection with conversions between various currencies; availability of less financial information than comparable U.S.
companies; lack of uniform accounting, auditing and financial reporting requirements; less liquidity and more volatility than securities listed on U.S. security markets due to substantially lower trading volume; possibly lower sales prices in the event of forced liquidation of securities in order to meet unanticipated cash requirements; fixed commissions on foreign security markets which are generally higher than negotiated commissions on U.S. security markets, in addition to less supervision and regulation of such security markets; difficulty in enforcing judgments abroad; and the possibility of expropriation of assets, confiscatory taxation, imposition of withholding of taxes prior to payment of dividends or other distributions, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.
Communications between the U.S. and foreign countries may be less reliable than within the
U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. It may be more difficult for an International Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.

    Newly Developed Markets. The E. European Fund invests, and the International Equity
Fund may invest, in securities which trade in newly developed markets which do not have a lengthy operating history. These markets may be subject to substantial volatility and securities traded on these markets may be subject to greater fluctuations in price than securities traded on more developed markets. An investment in securities trading in these types of markets should be considered risky and they pose greater risk than investments in more developed markets. In cases of extreme volatility, obtaining accurate quotes on securities may be difficult and in some instances the fund will rely on security prices which are determined by procedures set by the Board of Directors to determine "fair value".

    Non-Diversified Fund. While the Bond Fund will seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code of 1986, it will not be diversified under the 1940 Act. Thus, while at least 50% of its total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of its total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of its assets. A non-diversified portfolio is subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

    Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic
Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation it can realize on its investments or cause it to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degrees of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.
Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information. Investments in debt securities issued by foreign governments and foreign corporations domiciled in such countries could result in the imposition of withholding taxes on interest and capital gains by the country of domicile or residence of the issuer. The amount of tax withheld, if any, will depend on the domestic tax law of the country of domicile or residence of the issuer and/or the availability of a bilateral income tax treaty between such country and the United States. If a withholding tax is imposed, the rate of return on the foreign investments could be adversely affected.

INVESTMENT RESTRICTIONS

    The investments of the Funds are subject to investment limitations which may not be changed without the approval of at least a majority of the outstanding voting securities, as that term is defined in the 1940 Act. (See the Statement of Additional Information for the specific definition.)
    Certain of these policies are detailed below, while other policies which prohibit or limit particular practices are set forth in the Statement of Additional Information. The investment restrictions of each Fund specifically provide, except as noted otherwise, that it may not:

* Except for the Bond Fund, as to 75% of its assets, purchase the securities of any issuer
    (other than obligations issued or guaranteed as to principal and interest by the
    Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

* Except for the Bond Fund, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the Value Fund, more than 10% of any class of the outstanding stock or securities of such issuer.

*   Act as an underwriter of securities of other issuers, except
(i) that each of the
    International Equity and E. European Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer; and (ii) with respect to the Bond Fund, to the extent that the Bond
    Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

* Buy or sell commodities or commodity contracts, provided that each of the International
    Equity and E. European Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Fund, financial futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments - Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

* As to the International Equity Fund and E. European Fund, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value Fund and Bond Fund, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities.
    Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value Fund and Bond Fund may borrow up to 20% of the value of the
    Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

* Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by the U.S. Government or Agency securities and, with respect to the Bond Fund, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

* Invest more than 25% of a Fund's total assets in securities of companies in the same industry, with certain qualifications with respect to the Bond Fund described in the
    Statement of Additional Information.

    Percentage limitations in the foregoing description of the Funds' investments and policies and this "Investment Restrictions" section are determined at the time a Fund makes a purchase or loan subject to such percentage.

                            PERFORMANCE TERMS AND COMPUTATIONS

    From time to time each of the Funds may advertise information regarding its performance. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance.
Advertising may include the
following performance measurements.

    "Yield" is the ratio of income per share derived from the portfolio investments to the current maximum offering price expressed in terms of a percentage.

    "Distribution rate" is the amount of distribution per share made over a twelve-month period divided by a current maximum offering price.

    "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

    "Average annual total return" refers to the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for one-, five- and ten-year periods, as applicable, and/or the life of the Fund.

    "Cumulative total return" represents the cumulative change in value of an investment in the Bond Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested.

    "Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends.

    Performance will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses. Please refer to the Statement of Additional Information for more information on Performance.

                                 THE COMPANY'S MANAGEMENT

    The Board of Directors of the Company is responsible for the supervision of the general business of the Company. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board has appointed John Pasco, III to serve as President of the
Company. The Company employs the following persons to provide it with investment advice and to conduct its ongoing business:

    Investment Advisor - Vontobel USA Inc. (the "Advisor") manages the investments of the assets of the Funds pursuant to Investment Advisory Agreements (each, an "Advisory
Agreement"). The Advisory Agreement of the E. European Fund is effective for a period of two years from February 14, 1996, and may be renewed thereafter, and the Advisory Agreement of each of the other Funds may be renewed annually, only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The address of the Advisor is 450 Park Avenue, New York, N.Y. 10022.

    The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a
Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of
December 31, 1996, the Advisor manages in excess of $1.4 billion. The Advisor also acts as the advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S.

    Mr. Edwin Walczak is the First Vice President and Chief
Investment Officer of the
Advisor, and has been the President and portfolio manager of the Value Fund since its inception in March 1990.

    Mr. Fabrizio Pierallini, who is a Vice President of the Advisor, has been the President and portfolio manager of the International Equity Fund since May 1994. From May 1991 to
April 1994 Mr. Pierallini was an Associate-Director/Portfolio Manager with Swiss Bank
Corporation in New York where he was responsible for, among other things, international asset allocation. From September 1988 to May 1991 Mr. Pierallini was a Vice- President/Portfolio
Manager with SBC Portfolio Management Ltd. in Zurich, Switzerland, where, among other responsibilities, he actively managed institutional portfolios.

    Mr. Arpad Pongracz, who is a Vice President of the Advisor, has been the President and portfolio manager of the E. European Fund since its inception on February 15, 1996. Mr.
Pongracz joined Vontobel Asset Management, Switzerland, in 1990 as an equity analyst. He was subsequently appointed portfolio manager for all European equity institutional accounts and mutual funds. Since 1995, he has been head of Vontobel Asset Management's international equities team. Mr. Pongracz is a Chartered Financial Analyst.

    Mr. Sven Rump, who is a Vice President of the Advisor, has been the President and portfolio manager of the Bond Fund since its inception on March 1, 1994. Mr. Rump is also a Vice President of Vontobel Asset Management Ltd., Zurich, Switzerland, where he is responsible for managing fixed income investments and mutual funds. From October 1990 to
October 1991, Mr. Rump was a Vice President of Bank Vontobel (Switzerland) and a fixed income specialist for the private banking group. Mr. Rump is a Chartered Financial Analyst.

    Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services, subject to the supervision of the Board of Directors of the Company, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Funds' portfolios and certain other costs. The Advisor also bears the cost of fees, salaries and other remuneration of the
Company's Directors, officers or employees who are officers, Directors, or employees of the
Advisor. Each Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of filing notice of or registration of its shares for sale under various state and Federal securities laws. All expenses of each Fund not specifically assumed by the Advisor are assumed by the Fund.

    Under the Advisory Agreement with each Fund, the Advisor is entitled to monthly compensation accrued daily at an annual rate equal to the percentage of the average daily net assets of the Funds as set forth below:


 Amount of Assets Managed
                                   Value
                                   Fund
        International
                                                   Equity
                                                    Fund
                                                                 E.
European

 Fund

                 Bond

Fund
$0-$100 million1.00%1.00%1.25%1.00%More than $100 million to
$500 million
0.75%0.75%1.25%1.00%
More than $500 million
0.75%0.75%1.00%1.00%

These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies. The fee is paid monthly, within five business days after the end of the month. Each Advisory Agreement provides that the fee paid will be reduced to the extent necessary to comply with any applicable state expense limitation provision to which the Fund may be subject.

    The Advisory Agreements contemplate the authority of the Advisor to place orders for each of the Funds pursuant to its investment determinations either directly with the issuer or with any broker or dealer. The Advisor may allocate brokerage to an affiliated dealer in accordance with written policies and procedures adopted by the Company's Board of Directors. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide the Advisor with research advice and other services, or who sell shares of the Funds. From time to time, and subject to the Advisor obtaining the best price and execution for each Fund, the Board of Directors may authorize the Advisor to allocate brokerage transactions to a broker in consideration of: (1) investment research or statistical services, or (2) payment of an obligation otherwise payable by the Funds.

    Administrator - Commonwealth Shareholder Services, Inc.
("CSS"), serves as
Administrator to each Fund pursuant to an Administrative Services Agreement. CSS provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist each Fund in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the Company's officers to conduct the Company's business subject to the supervision and instructions of the Company's Board of Directors.

    The Administrative Services Agreements provide that CSS will be paid monthly: (1)
0.20% of the average daily net assets of the Funds (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with Fund accounting); (2) an hourly fee for shareholder servicing and state securities law matters; and (3) certain out-of-pocket expenses.
The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, VA
23229.

    Custodian and Accounting Services Agents

    Brown Brothers Harriman & Co. ("BBH") is the Company's custodian and accounting services agent for the International Funds. BBH collects income when due and holds all the portfolio securities and cash of the International Funds. (BBH, with the consent of the
Company, has designated The Depository Trust Company of New York, as its agent to secure some of the assets of the International Funds.) BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. BBH, as the accounting services agent of the
International Funds, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to such Funds' business. The address of BBH is 40 Water
Street, Boston, Massachusetts 02109.

    Star Bank (the "Star Bank") in Cincinnati, Ohio is the custodian and accounting services agent for the Value Fund. Star Bank collects income when due and holds all of the Value
Fund's portfolio securities and cash. Such appointments are subject to appropriate review by the Company's Board of Directors. Star Bank, as the accounting services agent of the Value
Fund, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Value Fund's business. The address of Star Bank is 425 Walnut
Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

    Transfer and Dividend Disbursing Agent - Fund Services, Inc. ("FSI" or the "Transfer
Agent") is the transfer and dividend disbursing agent for the Company. John Pasco, III,
Chairman of the Board of the Company owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of the transfer and dividend disbursing agent, including administrative receipt and processing of orders and payments for purchases of shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of the Company's shares and all other confirmable transactions in shareholders' accounts, recording reinvestment of dividends and distribution of the Company's shares. Under the Agreement between the Company and FSI, as in effect on May 1, 1991, FSI is compensated pursuant to a schedule of services and out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. The address of the Transfer Agent is P.O. Box 26305,
Richmond, VA  23260.

    Principal Underwriter/Distributor - Vontobel Fund Distributors, a division of First
Dominion Capital Corp. (the "Distributor"), acts as the principal underwriter for the Company pursuant to an agreement effective January 1, 1994. Mr. John Pasco, III, who owns 100% of the outstanding stock of the Distributor, is the President, Treasurer and a Director of the Distributor. Mr. Pasco is also the Chairman and a Director of the Company. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

                                      HOW TO INVEST

    Shares of the Funds may be purchased directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. who are registered, if required, in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established, subsequent orders for shares may be mailed directly to the Transfer Agent. The offering price per share is equal to the net asset value per share next determined after receipt of a purchase order. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more. Under certain circumstances the Company may waive the minimum initial investment for purchases by officers, Directors and employees of the
Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs).

    When an investor acquires shares of a Fund from a securities broker or dealer, the investor may be charged a transaction fee for shares purchased and/or redeemed at net asset value through that broker or dealer.

    To facilitate the handling of transactions with shareholders, the Company uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. Under the open account plan your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

    Purchase by Mail - For initial purchases the account application form (the "Account
Application") which accompanies this Prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank payable to the applicable Fund. For subsequent purchases include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security numbers.


    Investing by Wire - You may purchase shares by requesting your bank to transmit
"Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the
Transfer Agent for instructions, then notify the Distributor by calling 800-527-9500. Your bank may charge you a small fee for this service. The Account Application which accompanies this
Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Funds' records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                   HOW TO REDEEM SHARES

    Subject to certain exigencies described below, shares of the Funds may be redeemed at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order." (See "Signature Guarantees.") You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

    If a shareholder redeems shares of the E. European Fund that have been held less than six months (including shares to be exchanged), the Company will deduct from the proceeds a redemption charge of 2% of the amount of the redemption. This amount is retained by the E.
European Fund to offset the Fund's costs of purchasing or selling securities.

    The Company's procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein.
Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions;
and (2) if the shares you are redeeming were purchased by you less than 15 days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate the need to redeem before 15 days after purchase, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check.

    The Company may suspend the right to redeem shares for any period during which the
New York Stock Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

    Redemption by Mail - To redeem shares by mail, send the following information to the
Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) the stock certificates for the shares you are redeeming, if any stock certificates were issued; (3) any required signature guarantees (see
"Signature Guarantees"); and (4) any additional documents that might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

    Redemption by Telephone - You may redeem your shares by telephone if you request this service on your Account Application at the time you complete your initial Account Application.
If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the Company's Transfer Agent) with a signature guarantee (see "Signature Guarantee") before you can redeem shares by telephone. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at
(800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds. There is no charge for establishing this service, but the
Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time, without notice, by the Transfer Agent.

    You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

    If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

    The Company employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Company from unauthorized transactions.

    Redemption by Wire - If you request by mail or telephone that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer
Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

    Signature Guarantees - To protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.
    In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

    The following institutions are acceptable signature guarantors:
(a) participants in good
standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223,
Richmond, VA 23229.   The
Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

    Small Accounts - Due to the relatively higher cost of maintaining small accounts, the
Company may deduct $10 per year from an account of a Fund or, for the E. European Fund, may redeem the Fund's shares in the account, if as a result of redemption or transfer of shares the total investment remaining in the account for the Fund, has a value of less than $1,000.
Shareholders will receive 60 days' written notice to increase the account value above $1,000 before the fee begins to be deducted, or, for the E. European Fund, the shares are redeemed.
A decline in the market value of your account alone would not require you to bring your investment up to the minimum.

                                  HOW TO TRANSFER SHARES

    If you wish to transfer shares to another owner, send a written request to the Transfer
Agent. Your request should include (1) the name of the Fund and existing account registration;
(2) signature(s) of the registered owner(s); (3) the new account registration, address, Social
Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred;
(5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.
If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.


                        ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

    Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                               SPECIAL SHAREHOLDER SERVICES

    The Company offers the following four services for its shareholders:

    Regular Account - allows shareholders to make voluntary additions and withdrawals to and from their account as often as they wish;

    Invest-A-Matic Account - permits automatic monthly investments into a Fund from your checking account on a fixed or flexible schedule;

    Individual Retirement Accounts (IRA's); and

    Exchange Privileges Account - allows the shareholder to exchange his or her shares for shares of certain other Funds having different investment objectives provided the shares of the Fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. A shareholder's account may be charged a $10.00 telephone exchange fee. An exchange is treated as a redemption and a purchase, and may result in the realization of a gain or loss on the transaction. More information on any of these services is available upon written request to the Company.

                            HOW NET ASSET VALUE IS DETERMINED

    The net asset value ("NAV") of the shares of each Fund is determined by its custodian as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no Fund share was tendered for redemption and no order to purchase or sell a Fund share was received by the Company) in which there is a sufficient degree of trading in the portfolio securities that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. Each Fund's NAV is calculated at such 4:00 p.m. time set by the Company's Board of Directors based upon the Board's determination that this is the most appropriate time to price the securities.

    NAV per share is determined by dividing the total value of the assets, less its liabilities, by the total number of shares then outstanding. Generally, securities owned by a Fund are valued at market value.

    Investments in securities traded on a national securities exchange or included in the
NASDAQ National Market System are valued at the last reported sales price. Other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

    Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

    ADR's, EDR's, and GDR's will be valued at the closing price of the instrument last determined prior to the valuation time unless the Company is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

    The Company's management may compute the NAV per share more frequently in order to protect shareholders' interests.

                        DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Dividends from net investment income are declared annually. Each of the Funds intends to distribute annually realized net capital gains, after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax. However, a Fund may make an additional distribution any time prior to the due date, including extensions, of filing its tax return, if necessary to accomplish this result. Any dividends or capital gains distributed pursuant to a dividend declaration declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Unless you elect otherwise, dividends and capital gains distributions will be reinvested in additional shares of the Fund at no charge. Changes in your election regarding receipt of dividends and distributions must be sent to the Transfer Agent. Shareholders will be subject to tax on all dividends paid to them or reinvested in shares of the Fund. If an investment in Fund shares is made by a retirement plan, all dividends and capital gains distributions must be reinvested into an account of such plan.

    Generally, dividends from net investment income are taxable to investors as ordinary income. Certain gains or losses on the sale or retirement of international securities held by a
Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains and losses, the income available for distribution is decreased or eliminated, all or a portion of the dividends declared by a Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

    Long-term capital gains distributions, if any, are taxable as net long-term capital gains when distributed regardless of the length of time shareholders have owned their shares. Net short-term capital gains and any other taxable income distributions are taxable as ordinary income.
    Each Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the year following the distributions.


                                          TAXES

    Each Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company under the Code, a Fund is not liable for federal income taxes on income or net capital gains that are distributed to its shareholders or imputed to shareholders under the Code, or for any excise tax, to the extent its earnings are distributed as provided in the Code, and assuming it meets the tax diversification test, 90% gross income test and 30% gross income test as required by the Code.

    In order to meet the tax diversification test, at the close of each quarter of its fiscal year,
(i) at least 50% of the value of each Fund's total assets must be represented by cash and cash items including receivables (for these purposes, currency and demand deposits denominated in a currency other than the U.S. dollar will not be considered cash, a cash item or a receivable), U.S. Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer; and
(ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

    Each Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

    Each Fund will meet the 30% of gross income test provided that less than 30% of its gross income for the fiscal year is derived from the sale or disposition of any of the following held for less than three months: stock or securities, options, futures, or forward contracts (other than such contracts on foreign currencies), and foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (and hedging instruments) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities.)

    Each Fund will act and invest so as to comply with the requirements of Subchapter M outlined above. This may mean, for example, that it will be required to hold an investment longer than it otherwise would, or not engage in a hedging transaction which it otherwise would, in order to avoid violating one of the tests outlined above.

    The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders. The Company is a series corporation. Each series is taxed as a separate taxable entity under the Code.

    Each International Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. These withholding taxes will reduce the return on the shareholder's investment. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stock or securities in foreign corporations, it may elect to pass through to its shareholders the amount of foreign withholding taxes it paid. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the fund), and
(ii) entitled to either deduct
(as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. The Fund will notify its shareholders of such election within 60 days of the close of its tax year. Shareholders may decide whether to utilize such flow through amount as either a deduction or a tax credit. Individual shareholders will usually find that the credit is more favorable. Tax-exempt investors, such as pension plans and individual retirement accounts, will not benefit from this pass through.

    On the account application, the shareholder must provide the shareholder's taxpayer identification number ("TIN"), certify that it is correct and certify that the shareholder is not subject to backup withholding under Internal Revenue Service ("IRS") rules. If the shareholder fails to provide a correct TIN or the proper certifications, the Fund will withhold 31% of all distributions and redemption proceeds payable to the shareholder. The Fund will also begin backup withholding on a shareholder's Fund account if the IRS instructs the Fund to do so. The
Fund reserves the right not to open a shareholder's account or, if an account is already opened, to redeem a shareholder's shares at the current NAV, less any taxes withheld, if the shareholder fails to provide a correct TIN, fails to provide the proper certifications, or the IRS advises the Fund to begin backup withholding on the shareholder's Fund account.

                          GENERAL INFORMATION ABOUT THE COMPANY

    The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to the Value Fund, 50,000,000 shares to the International Equity Fund, 50,000,000 shares to the E. European Fund, 50,000,000 shares to the Bond Fund and 50,000,000 shares to the Sand Hill Portfolio Manager
Fund. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company or may create additional series and allocate shares to such series.

    A share of a Fund has priority in the assets of that fund in the event of a liquidation.
The shares of a Fund will be fully paid and nonassessable, will have no preference over other shares of the Fund as to conversion, dividends, or retirement, and will have no preemptive rights. Shares of a Fund will be redeemable from the assets of that Fund at any time, as described above.
    Each outstanding share of a Fund is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters which concern the Company as a whole. The Company is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The shareholders of a Fund shall vote separately on matters that affect only such Fund's interest.
The Funds' shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. Shareholders may utilize procedures described in the Statement of Additional
Information to call a meeting.

    The name of the Company was changed from The World Funds, Inc. to Vontobel Funds,
Inc. effective on February 28, 1997, as approved by the Board of Directors of the Company.

    Limitation on Use of Name - The Advisory Agreement for each Fund authorizes the
Company to utilize the name "Vontobel." The Company agrees that if an Advisory Agreement is terminated it will submit to shareholders a proposal that the related Fund redesignate its name to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

                                TO OBTAIN MORE INFORMATION

    For further information on the Funds, please contact
Commonwealth Shareholder
Services, Inc., P.O. Box 8687, Richmond, VA 23226, telephone: (800)
527-9500.

    Additional information may also be obtained by requesting a copy of the Statement of
Additional Information.
Investment Advisor:    Vontobel USA Inc.
                       450 Park Avenue
                       New York, NY  10022

Distributor:           Vontobel Fund Distributors,
                           a division of First Dominion Capital
Corp.
                       1500 Forest Avenue, Suite 223
                       Richmond, VA  23229

Independent Auditors:  Tait, Weller & Baker
                       2 Penn Center Plaza
                       Suite 700
                       Philadelphia, PA  19102

Marketing Services:    For general information on the Funds and
marketing services, call the
                       Distributor at (800) 527-9500 toll free.

Transfer Agent:        For account information, wire purchase or
redemptions, call or write
                       to the Company's Transfer Agent:

                                       Fund Services, Inc.
                                       P.O. Box 26305
                                       Richmond, VA 23260-6305
                                       (800) 628-4077 Toll Free

More Information:                For 24-hour, 7-days-a-week price
information call 1-800-527-9500.

                                 For information on any series of
the Company, investment plans, or
                                 other shareholder services, call
1-800-527-9500 during normal
                                 business hours, or write the
Company at 1500 Forest Avenue, Suite
                                 223, Richmond, VA 23229.

          No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

SAND HILL PORTFOLIO MANAGER FUND

A "SERIES" OF VONTOBEL FUNDS, INC.

1500 Forest Avenue
Suite 223
Richmond, Virginia 23229
1-800-527-9500 (Toll Free)


PROSPECTUS
Dated March 14, 1997


This Prospectus offers shares of the Sand Hill Portfolio Manager Fund (the "Fund"), a no-load diversified series of Vontobel Funds, Inc. (the "Company") (formerly, The World
Funds, Inc.), an open-end management investment company commonly known as a "mutual fund." The Company is currently composed of five series, four of which are offered to investors through a separate prospectus. The Company offers investors a choice of investment objectives and policies, with each series having its own separate and distinct portfolio of investments and operating much like a separate mutual fund.

The Fund seeks to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (i.e., stocks), debt securities (i.e., bonds) and short term investments.

This Prospectus sets forth concisely the information about the Fund which a prospective investor should know before investing. It should be read and retained for future reference.
More information about the Fund has been filed with the Securities and Exchange
Commission and is contained in the "Statement of Additional Information," dated March 14,
1997, which is available at no charge upon written request to the Fund. The Fund's
Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

TABLE OF CONTENTS



  PAGE

PROSPECTUS SUMMARY

  1
FUND EXPENSES

  2
FINANCIAL HIGHLIGHTS

  3
1996 PERFORMANCE

  4
VONTOBEL FUNDS, INC.

  4
INVESTMENT OBJECTIVE

  4
WHY INVEST IN THE FUND?

  5
ASSET ALLOCATION POLICIES

  5
ADDITIONAL INFORMATION ON INVESTMENTS, POLICIES AND RISKS

  8
PERFORMANCE TERMS AND COMPUTATIONS

 12
THE FUND'S MANAGEMENT

 13
HOW TO INVEST

 16
HOW TO REDEEM SHARES

 17
HOW TO TRANSFER SHARES

 17
ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

 20
SPECIAL SHAREHOLDER SERVICES

 20
HOW NET ASSET VALUE IS DETERMINED

 20
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

 20
TAXES

 21
GENERAL INFORMATION ABOUT THE FUND

 23
TO OBTAIN MORE INFORMATION

SAND HILL PORTFOLIO MANAGER FUND

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

Investment Objective: The investment objective of the Sand Hill Portfolio Manager Fund
(the "Fund") is to seek to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities
(i.e., stocks), debt securities (i.e., bonds) and short term investments. As with any mutual fund, there is no assurance that the Fund will achieve its objective. See "Investment
Objective" on Page 4.

Investment Advisor:  Sand Hill Advisors, Inc. (the "Investment
Advisor") is the investment
advisor of the Fund.  See "The Fund's Management" on Page 13.

Distributions/Dividends: Paid annually from available capital gains and income. See
"Dividends and Capital Gains Distributions" on Page 20.

Reinvestment: Distributions may be reinvested automatically without a sales charge. See
"Dividends and Capital Gains Distributions" on Page 20.

Initial Purchase: $25,000 minimum (may be waived under certain circumstances.) See
"How to Invest" on Page 16.

Subsequent Purchases:  $50 minimum.  See "How to Invest" on Page
16.

Net Asset Value: The net asset value per share of the Fund is calculated on each day that the New York Stock Exchange is open for trading. You may obtain the net asset value per share of the Fund by calling 1-800-527-9500. See "How Net Asset
Value is Determined" on
Page 20.

No Sales Charge or Redemption Fees: The Fund's shares are sold at their net asset value per share, with no sales charges, Rule 12b-1 fees, redemption fees (except for wire/telephone redemptions) or exchange fees.

Principal Risk Factors: The Fund invests in different types of securities issued in the
United States or abroad. Its performance will be influenced by various factors, including market and economic conditions, company-specific developments and the skill of the
Investment Advisor in allocating investments among stocks, bonds and other investments.
See "Asset Allocation Policies" on page 5. The Fund may invest in foreign securities, and therefore may be affected by changes in exchange rates between foreign currencies and the
U.S. dollar, different regulatory standards and taxes, adverse social or political developments and other factors. See "Foreign Securities and Depositary Receipts" on page 8.

FUND EXPENSES

Shareholder Transaction Expenses
Sales Load Imposed on Purchases
None
Sales Load Imposed on Reinvested Dividends
None
Redemption Fees
None*
Exchange Fees
None__________________
*A shareholder placing a telephone redemption request will be charged $10 for each such service.

Annual Fund Operating Expenses (as % of average daily net assets)
                         Management Fee (after fee waivers and/or

                           expense reimbursements)**
0.50%
   12b-1 FeesNone
Other Operating Expenses (before expense credits)

2.00%  Total Fund Operating Expenses (after fee waivers
and/or expense reimbursements and before expense credits)

2.50%__________________
**The Investment Advisor has voluntarily undertaken to waive its management fee, otherwise payable at an annual rate of 1.00%, or to reimburse expenses of the Fund, so that Total Fund Operating Expenses do not exceed an annual rate of 2.00% of average daily net assets. Other Operating Expenses do not include a decrease of 0.50% to reflect custodian fee credits obtained by the Fund in the fiscal year ended December 31, 1996, which are expected to be obtained in the current fiscal year as well. Including such custodian fee credits, Total Fund Operating Expenses were 2.00% for the year ended December 31, 1996. Absent such voluntary fee waivers and/or expense reimbursements and custodian fee credits, the Total Fund Operating Expenses would be at an annual rate of 3.50%.

The purpose of this table is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. The expenses and fees in the table are based on actual figures for the fiscal year ended December 31, 1996. Management expects that as the Fund increases in size its Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

Example of Expenses

The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees (apart from small per transaction charges for telephone redemption services as noted above.)
1 Year
3 Years5 Years10 Years$25$78$133$284

These examples should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.
FINANCIAL HIGHLIGHTS

The Financial Highlights for the periods indicated below have been audited by Tait, Weller and Baker, independent certified public accountants, whose unqualified report thereon appears with the Fund's audited financial statements in the Annual Report to Shareholders of the Sand Hill Portfolio Manager Fund for the year ended December 31, 1996 (the "Annual
Report"). The report and the Fund's audited financial statements are incorporated by reference in this Prospectus. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the financial statements therein are available at no cost upon request to the Company at the address and telephone number noted on the cover of this Prospectus.

For a share outstanding during the periods indicated:



Per Share Operating Performance
Year Ended
December 31,
      1996

January 2, 1995*
to December 31,
         1995
Net asset value, beginning period
$11.11$10.00
Income from investment operations

Net investment income0.140.06
Net investment
realized and unrealized
gain on investments

2.02

1.10
Total from investment operations
2.161.16
Less distributions

Distributions from net investment income
(0.15)(0.05)
Distributions from capital gains
(0.33)      --
Total distributions
(0.48)(0.05)
Net asset value, end of period
$12.79$11.11
Total Return
19.57%11.60%
Ratios/Supplemental Data

Net assets, end of period (000's)
         $6,459     $4,025
Ratio to average net assets-(A)

Expense ratio (B)
2.50%3.03%**
Expense ratio-n
re
$0.0581
___________________
* Commencement of operations.
** Annualized
(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by 0.64% in 1996 and 1.00% in 1995.
(B) Expense ratio has been increased to include custodian fees which were offset by custodian credits.
(C)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

1996 PERFORMANCE

The Sand Hill Portfolio Manager Fund (the "Fund") rose 19.57% for the year ended
December 31, 1996, as compared with the returns of the following relevant indices:

      S&P 500 Index
                                          22.99%
      MSCI EAFE (international index)
                                           4.40%
      Salomon Treasury Bond Index
                                           2.73%
      U.S. Treasury Bills (cash surrogate)
                                           5.50%

At the end of the year the composition of the Fund was 56.0%
domestic stocks, 17.2%
international stocks, 20.2% bonds and 6.6% cash. These percentages roughly correspond to the weightings in the Fund over the course of the year. The domestic stock portfolio consisted of 38 companies representing a cross-section of industries and market capitalizations. Technology (15.9% of the total domestic stock portfolio), energy (12.9%), consumer non-durable (12.2%), health care (11.4%) and financial companies (10.5%) were the sectors with the highest weightings in the Fund.

The international stock allocation consisted of the ADRs of 18 companies. The international stocks in the Fund are represented by larger companies from a variety of industries and countries. The international allocation at the end of the year was as follows: Europe 46.1%,
Southeast Asia 30.4%, Japan 15.3% and Latin America 8.2%.

VONTOBEL FUNDS, INC.

The Fund is a no-load series of Vontobel Funds, Inc. (called The World Funds, Inc. until
February 28, 1997) (the "Company"), an open-end diversified management investment company incorporated in Maryland in 1983. The Company currently consists of five series, and the Board of Directors of the Company may elect to add more series in the future. A minimum initial investment of $25,000 is required to open a shareholder account in the
Fund, and each subsequent investment must be $50 or more.

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (i.e., stocks), debt securities (i.e., bonds) and short term investments. By allocating investments across broad asset classes, the Investment Advisor seeks to achieve over time a high total return, yet experience lower price volatility than might be inherent in a more limited asset mix.

The investment objective of the Fund may not be changed without the approval of shareholders. Unless specifically stated otherwise, each of the Fund's other investment policies may be changed by the Board of Directors, without shareholder approval.

Because the value of the securities in which the Fund may invest may fluctuate from day-to-day, the value of an investment in the Fund will vary based upon the Fund's investment performance. When you sell your shares of the Fund, they may be worth more or less than their cost to you.

WHY INVEST IN THE FUND?

The Fund is designed for investors seeking maximum total return through a professionally managed portfolio that provides a mix of domestic and foreign stocks, bonds and short term investments. The purpose of an investment in the Fund should be to seek representation in a wide selection of asset classes and markets with specific allocations and securities selections set by an experienced portfolio management organization.

The Fund provides an easy, efficient and low cost way of investing in a carefully selected, continuously managed and diversified portfolio of equity securities, debt securities and short term investments. (See "Equity Securities, Debt Securities and
Short Term Investments" on
Page 6.

ASSET ALLOCATION POLICIES

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. Investments will be selected not only based upon the
Investment Advisor's evaluation of the merits of the particular investment, but also based upon the Investment Advisor's evaluation of the investment's relationship to other investments in the portfolio. National economies and their investment markets change at varying rates and not necessarily in tandem with one another. Many foreign markets do not have the maturity, depth, or liquidity of the U.S. market. Therefore, the opportunity to take advantage of their growth normally means acceptance of higher price volatility than is usual in the U.S. The Investment Advisor believes that by allocating investments among equity, debt and short term asset classes in different markets, the Fund can seek to benefit from the faster growth of several markets. In addition, investing assets in a number of markets may provide less portfolio volatility than might otherwise result from investment in a single market.

The Fund's investments are allocated among equity securities, debt securities and short term investments, according to the Investment Advisor's anticipation of risks and returns for each asset class. There are no limitations on the amount of the Fund's assets which may be allocated to each of these three asset classes. The Investment Advisor believes that, over time, common stocks produce the greatest return among these asset classes. Therefore, common stocks will normally comprise a large percentage of the invested assets. Bonds, or other evidences of indebtedness, will be used to generate income, to seek capital gains and to dampen portfolio volatility. While representation in markets and asset classes is the purpose of the Fund, the Investment Advisor intends to retain the flexibility necessary to move among asset classes and markets as changing conditions of the United States and foreign economies warrant. Asset classes will be considered both for their total return potential as well as for the defensive or strategic aspects they offer the portfolio. In that sense, interest- earning short term investments will, in varying degrees, be a component of the overall asset allocation.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Investment
Advisor to anticipate the relative risks and return of stocks, bonds and other securities and to adjust the portfolio accordingly.

Equity Securities, Debt Securities and Short-Term Investments

The three major asset classes in which the Fund will invest, as defined by the Investment
Advisor, are equity securities, debt securities and short term investments. Short term investments are debt securities with less than three years to maturity, and are viewed as comprising a different type of investment risk than longer term debt securities, that involve less risk of interest rate volatility, but more risk of market value volatility.

Within each of these asset classes, the Fund may invest in foreign or domestic securities.

Equity Securities consist of common stocks as well as warrants, rights, and securities which are convertible into common stocks, such as convertible bonds.

The Investment Advisor uses valuation screens for the Fund's equity holdings primarily involving an analysis of a company's cash flow return on investment. Specifically, the
Investment Advisor determines the cash flow of a company and then applies a market derived discount rate to the cash flows. Next the Investment Advisor determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate.
The Investment Advisor also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Stocks and other equity securities are subject to the risk that specific stocks or the prices of equity securities in general will decline in value over short or even extended periods of time.

Debt Securities consist of the following bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors:

*                       obligations issued or guaranteed by the
U.S. Government or a foreign national
                        government or the agencies,
instrumentalities or political subdivisions of the U.S.
                        Government or of a foreign government;

*                       obligations issued or guaranteed by
supranational organizations (e.g., European
                        Investment Bank, Inter-American Development
Bank, the World Bank and other
                        organizations);

*                       obligations of foreign or domestic
corporations;

* long term debt securities issued by banks or bank holding companies; and

*                       other debt securities whose purchase is
consistent with the investment objective of the
                        Fund.

Debt securities may pay fixed or variable rates of interest, may have varying maturity dates at which the issuers must repay their debt, and have varying degrees of risk. The market values of debt securities are influenced primarily by credit risk (the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities) and interest rate risk (the risk that changes in prevailing interest rates will increase or decrease the prices of outstanding debt securities.) Generally, the market values of fixed-rate debt securities vary inversely with changes in prevailing interest rates. When interest rates rise, fixed-rate debt securities fall in market value. Conversely, when interest rates fall, fixed-rate debt securities increase in market value.

There is no limit on the maturities of the debt securities that the Investment Advisor will select. Rather, the Investment Advisor will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Investment
Advisor's fundamental outlook for currency and interest rate trends around the world.

The Fund will invest in investment grade debt securities, which are debt securities that bear the rating BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by
Moody's Investors Service, Inc. ("Moody's") or unrated securities that the Investment
Advisor deems to be of comparable quality. However, the Fund reserves the right to invest its assets in lower quality debt securities, which are commonly known as "junk bonds". It will do so to avail itself of the higher yields available with these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its assets in securities that are rated below investment grade or that are unrated but are of comparable quality as determined by the Investment Advisor. If that policy should change, the Fund will revise its prospectus and advise the Fund's shareholders.

After its purchase by the Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

Short Term Investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits, bankers acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements. Depending on the Investment Advisor's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash to protect against adverse movements of interest rates or to provide liquidity.

ADDITIONAL INFORMATION ON INVESTMENTS, POLICIES AND RISKS

The Fund may invest in the securities, and engage in the investment practices described below, each of which may involve the specific risks which are described. The Fund may not buy all of these securities or engage in all of these investment practices at any one point in time or even over an extended period of time. See the Statement of Additional Information for more detailed information about these securities and investment practices, including limitations designed to reduce related risks.

Foreign Securities and Depositary Receipts

Investing in foreign securities may involve special risks, such as:

                        Social or Political Risk.  Social or
political instability, limitations on the removal of
                        funds from foreign countries,
expropriation, repudiation by a foreign government of
                        its debt, or confiscatory taxes could
adversely affect the value of the Fund's foreign
                        investments.

                        Currency Risk. The U.S. dollar value of a foreign security could decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and could increase when the U.S. dollar falls against that currency.

                        Market Risk.  Foreign securities may be
less liquid and show greater price volatility
                        than domestic securities.

                        Regulatory Risk.  Foreign issuers of
securities are not generally subject to the
                        regulatory controls or the accounting and financial reporting standards imposed on
                        U.S. issuers.  There is generally less
publicly available information about foreign
                        securities than about domestic securities.
Also, judgments may be more difficult to
                        enforce abroad.

The foreign securities the Fund purchases may be bought directly in their principal markets abroad or they may be acquired through the use of depositary receipts. The Fund may invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"), European
Depositary Receipts ("EDRs") and other similar depositary receipts. ADRs are issued by an
American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, that evidence ownership of either foreign or domestic underlying securities. Unsponsored ADRs and
EDRs are organized without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and
EDRs.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.
Through their conversion feature, convertible securities provide an opportunity to participate in capital appreciation resulting from an increase in the value of a convertible security's underlying common stock. The value of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines. For purposes of considering convertible securities for purchase by the Fund, the
Investment Advisor evaluates convertible securities by standards applicable to equity securities and not by debt securities ratings.

Investment Companies

The Fund may invest up to 10% of its total assets in shares of closed-end investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which the Fund can invest in the securities markets of those countries. Investment in the shares of other investment companies may involve duplicative investment advisory and administrative expenses and is subject to limitations under the Investment Company Act of 1940, as amended (the "1940 Act"). See The Statement of Additional Information for a description of these limitations.

Zero Coupon Securities

The Fund may purchase zero coupon securities (each, a "Zero"). Zeroes pay no income until maturity and are sold at substantial discounts from their stated redemption price at maturity. When held to maturity, the entire return on Zeroes, comes from the difference between the discounted issue price and the stated redemption price at maturity. The annual accretion in value of the Zeroes will constitute annual taxable income to the Fund which it is required to distribute to its shareholders at least annually in order to comply with the Internal
Revenue Code of 1986, as amended (the "Code"), notwithstanding that the Fund will not have received income until maturity or until the Zeroes are sold if they are sold prior to maturity. If a Zero is sold prior to maturity, the amount of income received will depend on the current market value of the Zero and the income received may be less than the accretion in value to date of sale, between the discounted issue price and the maturity value of the
Zero. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.
Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may, without limit, enter into repurchase agreements, which are collateralized by U.S. government securities, with selected banks and broker/dealers. Under a repurchase agreement, a fund acquires securities, subject to the seller's agreement to repurchase the securities at a specified time and price. The Fund requires the party obligated to repurchase the securities to provide it with collateral for that obligation.

If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of bankruptcy proceedings with respect to the seller of the securities, before repurchase of the securities under a repurchase agreement, the
Fund may encounter delay and incur costs before being able to sell the securities. Also, the value of such securities may decline before the Fund is able to dispose of them. For federal tax diversification purposes, repurchase agreements are treated as securities issued by the seller and not cash, cash items or receivables or U.S. Government securities.

When-Issued Securities

The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates assets each day sufficient to meet the
Fund's obligations to pay for the securities.

Illiquid Securities
Normally, the Fund will not invest more than 5% of its net assets in securities which are illiquid or not readily marketable; however, the Fund is permitted to invest up to 15% of its net assets in illiquid securities.

Strategic Transactions

The Fund may, but is not required to, utilize various other investment strategies, including the use of derivatives, as described below to hedge various market risks (such as changes in security prices, interest rates and currency exchange rates), or to enhance potential gain.
Such strategies are generally accepted as modern portfolio management techniques and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed put and call options on securities and securities indices, and enter into various currency transactions such as currency forward contracts, and options on currencies
(collectively, all of the above are called "Strategic
Transactions").

Strategic Transactions involving derivatives may be used to attempt
(1) to protect against
possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect its unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities, or (5) as a means efficiently to change country and/or currency allocations.

The ability of the Fund to utilize these Strategic Transactions successfully will depend on the
Investment Advisor's ability to predict, which cannot be assured, pertinent market movements. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. In addition, options markets may not be liquid in all circumstances.
As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time hedging tends to limit any potential gain that might result from an increase in value of such position. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Losses resulting from the use of Strategic Transactions will reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and the risks of these techniques are described more fully in the Statement of Additional Information.

Other Securities

The Fund may also invest in other types of securities which will not constitute the Fund's principal portfolio emphasis, such as, mortgage-backed securities, asset-backed securities, indexed securities and warrants. Each of these types of securities will, if used, comprise less than 5% of the Fund's total assets. Please see the Statement of Additional Information for further details.

Fundamental Limitations

The Fund has adopted certain fundamental limitations which may not be changed without a shareholder vote and which are designed to reduce its investment risk. Some of these limitations are that the Fund may not:

                        *        as to 75% of its assets, purchase
the securities of any issuer (other than
                                 obligations issued or guaranteed
as to principal and interest by the Government
                                 of the United States or any agency
or instrumentality thereof) if, as a result of
                                 such purchase, more than 5% of its
total assets would be invested in the
                                 securities of such issuer;

                        *        purchase stock or securities of an
issuer (other than obligations issued or
                                 guaranteed as to principal and
interest by the Government of the United States
                                 or any agency or instrumentality
thereof) if such purchase would cause the
                                 Fund to own more than 10% of any
class of the outstanding stock or securities
                                 or more than 10% of any class of
voting securities of such issuer;

                        *        borrow money, except through
reverse repurchase agreements or from banks
                                 for temporary or emergency
purposes, and then only in an amount not in
                                 excess of 20% of the value of the
Fund's net assets at the time the borrowing
                                 is made; or

                        *        purchase the securities of any
issuer (other than obligations issued or
                                 guaranteed by the Government of
the United States or any agency or
                                 instrumentality thereof) if, as a
result of such purchase, more than 25% of the
                                 Fund's total assets would be
invested in any one industry.

These limitations apply at the time the Fund purchases securities for the portfolio. See the
Statement of Additional Information for other investment limitations applicable to the Fund.

PERFORMANCE TERMS AND COMPUTATIONS

From time to time the Fund may advertise information regarding its performance. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Advertising may include the following performance measurements.

"Yield" is the ratio of income per share derived from the portfolio investments to the current maximum offering price expressed in terms of a percentage.

"Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

"Average annual total return" refers to the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for one year and the life of the Fund.

"Cumulative total return" represents the cumulative change in value of an investment in the
Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested.

"Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends.

Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses. Please refer to the Statement of Additional Information for more information on performance.

THE FUND'S MANAGEMENT

The Company's Board of Directors is responsible for the supervision of the general business of the Company and the Fund. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board appointed John Pasco, III to serve as President of the Company and appointed Jane H. Williams to serve as President of the Fund. The Fund employs the following persons to provide it with investment advice and to conduct its on-going business:

Investment Advisor

Sand Hill Advisors, Inc. (the "Investment Advisor"), a registered investment adviser, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the
"Advisory Agreement"), dated December 29, 1994. The Advisory Agreement is effective for an initial term of two years and thereafter may be renewed annually by the Board of
Directors of the Fund.

The Investment Advisor is a privately held corporation. In addition to the assets of the Fund, the Investment Advisor manages other assets of approximately $235 million as of the date of this Prospectus. The Investment Advisor has approximately two years of experience managing a mutual fund portfolio, and has approximately 14 years of experience managing investment portfolios for private clients.

Ms. Jane H. Williams has been the portfolio manager of the Fund since its inception in
January of 1995. Ms. Williams is also the President of the Fund, Vice President of the
Company, and Executive Vice President and a Director of the Investment Advisor which was founded in September of 1982 by Ms. Williams. Ms. Williams owns 35.46% of the stock of the Investment Advisor.

Effective June 1, 1996, David W. Cost, Jr. began assisting Ms. Williams in the day-to-day portfolio management of the Fund. Mr. Cost joined the Investment Advisor in 1993 as a
Research Analyst. From July 1985 to May 1990, Mr. Cost held a middle market commercial banker position with Union Bank in Los Angeles, CA and he began working on his MBA in June 1990. He holds a BA from Dartmouth College and an MBA from the
University of California at Los Angeles. He received his CFA designation in 1995.

Pursuant to the Advisory Agreement, the Investment Advisor provides the Fund with investment management services, subject to the supervision of the Company's Board of
Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of its portfolio and certain other costs. The Investment Advisor also bears the cost of fees, salaries and other remuneration of the Company's Directors, officers or employees who are officers, Directors, or employees of the Investment Advisor. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and other costs and fees of registration of, or filing of notice of, its shares for sale under various state and Federal securities laws.

Under the Advisory Agreement, the Investment Advisor is entitled to be paid monthly compensation that is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. This fee is higher than that paid by many investment companies. If the assets of the Fund exceed $100,000,000, the Investment Advisor is entitled to a fee for such assets computed at an annual rate of 0.75% on such excess. The Advisory Agreement requires that the fee be paid monthly, within five (5) business days after the end of the month. The
Advisory Agreement provides that the fee paid by the Fund will be reduced to the extent necessary to comply with any applicable state expense limitation provision to which the Fund may be subject. The Investment Advisor has undertaken voluntarily to waive its advisory fee as described in "Fund Expenses" above. All expenses not specifically assumed by the
Investment Advisor are assumed by the Fund. The address of the Investment Advisor is
3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, California
94025.

The Advisory Agreement contemplates the authority of the Investment Advisor to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment
Advisor will attempt to obtain the best net price and the most favorable execution of its orders. The Investment Advisor may purchase and sell securities to and from brokers and dealers who provide research or investment information which benefits the Fund, the
Investment Advisor, or the Investment Advisor's other clients, or who provide other services to the Fund or sell its shares.
Administrator

Commonwealth Shareholder Services, Inc. ("CSS"), serves as administrator to the Fund pursuant to an Administrative Services Agreement. CSS provides certain recordkeeping, administrative and shareholder servicing functions required of registered investment companies. CSS may furnish personnel to act as the Fund's officers to conduct the Fund's business subject to the supervision and instructions of the Board of Directors of the
Company.

The Administrative Services Agreement provides that CSS will be paid monthly: (1) the greater of .20% of the average daily net assets of the Fund or $15,000 per year for administration (which includes regulatory matters, backup of the pricing of the Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with fund accounting); (2) certain out-of-pocket expenses; and (3) an hourly fee for shareholder servicing and blue sky matters. The address of CSS is 1500 Forest Avenue,
Suite 223, Richmond, VA  23229.

Custodian and Accounting Services Agent

Star Bank (the "Custodian") in Cincinnati, Ohio is the custodian and accounting services agent for the Fund. The Custodian collects income when due and holds all of the Fund's portfolio securities and cash. The Custodian is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Star Bank, as the accounting service agent, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. The address of Star Bank is 425 Walnut Street, P.O. Box 1118,
Cincinnati, Ohio 45201-1118.

Transfer and Dividend Disbursing Agent

Fund Services, Inc. (the "Transfer Agent" or "FSI") is the Fund's transfer and dividend disbursing agent. John Pasco, III, Chairman of the Board of the Company owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Fund. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of transfer and dividend disbursing agent, including: receiving and processing orders and payments for purchases of the Fund's shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of shares and all other confirmable transactions in shareholders' accounts, and recording reinvestment of dividends and distributions of the Company's
shares.   Under an Agreement
between the Company and FSI, as in effect on May 2, 1991, FSI is compensated pursuant to a schedule of services and out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. The address of the Transfer Agent is P.O. Box 26305,
Richmond, VA  23260.

Principal Underwriter/Distributor

First Dominion Capital Corp. (the "Distributor") acts as the principal underwriter for the
Company pursuant to an agreement dated January 1, 1994.  Mr. John
Pasco, III, who is
President, Director and Treasurer of the Distributor, owns 100% of the stock of the
Distributor. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond,
VA 23229.

HOW TO INVEST

Purchases of the Fund's shares are made at the net asset value per share. A minimum initial investment of $25,000 is required to open a shareholder account, and each subsequent investment must be $50 or more. Under certain circumstances, the Fund may waive the minimum initial investment for purchases by officers, Directors and employees of the
Company and its affiliated entities and for certain related advisory accounts and retirement accounts. The offering price per share is equal to the net asset value per share next determined after the receipt of a purchase order.

To facilitate the handling of transactions with shareholders, the Company uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Fund's shareholders. Under the open account plan, your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, and eliminates the need to safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued, however, by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

Purchase by Mail

For initial purchases, the account application form (the "Account Application") which accompanies this prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S.
Bank and payable to the Portfolio Manager Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling 800-527-9500. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Fund's records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

HOW TO REDEEM SHARES

Shares may be redeemed at any time by mail or telephone. For your protection, the Transfer
Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order." (See
"Signature Guarantees.")  You will
be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein.
Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions. If the shares you are redeeming were purchased by you less than 15 days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate the need to redeem before 15 days, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check. The Fund may suspend the right to redeem shares for any period during which the New York Stock
Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

Redemption by Mail

To redeem shares by mail, send the following information to the Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) the stock certificates for the shares you are redeeming, if any stock certificates were issued; (3) any required signature guarantees (see "Signature Guarantees");
and (4) any additional documents that might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone if you request this service on your Account
Application at the time you complete your initial Account Application. If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the Fund's Transfer Agent) with a signature guarantee (see "Signature
Guarantees") before you can redeem shares by telephone. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds. There is no charge for establishing this service, but the Transfer
Agent will charge your account a $10.00 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time, without notice, by the Transfer Agent.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Fund for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

The Fund employs procedures reasonably designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions; however, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Redemption by Wire

If you request by mail or telephone that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees

To protect you and the Fund (and its agents) from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail, signature guarantees must appear either: (a) on the written request for redemption; or (b) on a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program
("STAMP"); (b) commercial
banks which are members of the Federal Deposit Insurance
Corporation ("FDIC"); (c) trust
companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities
Exchange Act of 1934, as
amended, that are authorized by charter to provide signature guarantees; and (f) foreign branches of any of the above. In addition, the Fund will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The
Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $10.00 per year from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value above $1,000 before the fee is deducted.

HOW TO TRANSFER SHARES

If you wish to transfer shares to another owner, send a written request to the Transfer Agent.
Your request should include: (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social
Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (see "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the
Transfer Agent at (800) 628-4077.

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and the Fund's annual and semi-annual reports to shareholders.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following four services for its shareholders:
Regular Account - allows
shareholders to make voluntary additions and withdrawals to and from their account as often as they wish; Invest-A-Matic Account - permits automatic monthly investments into the Fund from your checking account on a fixed or flexible schedule; Individual Retirement Accounts
(IRA's); and Exchange Privileges Account - allows the shareholder to exchange his or her shares for shares of certain other funds having a different investment objective from the
Fund. More information on any of these services is available upon written request to the
Fund.

HOW NET ASSET VALUE IS DETERMINED

The net asset value ("NAV") of the Fund's shares is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no Fund share was tendered for redemption and no order to purchase or sell a Fund share was received by the
Fund) in which there is a sufficient degree of trading in the portfolio securities of the Fund that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. The Fund's NAV is calculated at the 4:00 p.m. time set by the
Board of Directors based upon the Board's determination that this is the most appropriate time to price the securities.

NAV per share is determined by dividing the total value of the assets, less its liabilities, by the total number of shares then outstanding. Generally, securities owned by the Fund are valued at market value.

The Fund's management may compute the NAV per share more frequently in order to protect shareholders' interests.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends from net investment income are declared annually. The Fund intends to distribute annually realized net capital gains, after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax. However, it may make an additional distribution any time prior to the due date, including extensions, of filing its tax return, if necessary to accomplish this result. Any dividends or net capital gain distributed pursuant to a dividend declaration declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Unless you elect otherwise, dividends and capital gains distributions will be reinvested in additional shares of the Fund at no charge. Changes in your election regarding receipt of dividends and distributions must be sent to the Transfer Agent. Shareholders will be subject to tax on all dividends paid to them or reinvested in shares of the Fund. If an investment in Fund shares is made by a retirement plan, all dividends and capital gains distributions must be reinvested into an account of such plan.

Generally, dividends from net investment income are taxable to investors as ordinary income.
Certain gains or losses on the sale or retirement of international securities held by the Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains and losses, the income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gain.
Generally, a shareholder's tax basis in his/her Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

Long-term capital gains distributions, if any, are taxable as net long-term capital gains when distributed regardless of the length of time shareholders have owned their shares. Net short-term capital gains and any other taxable income distributions are taxable as ordinary income.

The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the year following the distributions.


TAXES

The Fund will be treated as a separate corporation and will seek to qualify and maintain its qualification as a regulated investment company under Subchapter M of the Code. Provided it maintains its qualification as a regulated investment company under the Code, the Fund will not be liable for federal income taxes on income distributed as dividends to its shareholders or on net capital gains that are distributed to its shareholders or imputed to them under the Code, or for any excise tax, to the extent its earnings are distributed as provided in the Code, and assuming it meets the tax diversification test, 90% gross income test and 30% gross income test as required by the Code.

In order to meet the tax diversification test, at the close of each quarter of its fiscal year, (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash items including receivables, U.S. Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies.)

The Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.
The Fund will meet the 30%
of gross income test provided that less than 30% of its gross income for the fiscal year is derived from the sale or disposition of any of the following held for less than three months:
stock or securities, options, futures, or forward contracts (other than such contracts on foreign currencies), and foreign currencies (or options, futures, or forward contracts on foreign currencies ("hedging instruments")) but only if such currencies (and hedging instruments) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities.)

The Fund will act and invest so as to comply with the requirements of Subchapter M outlined above. This may mean, for example, that the Fund will be required to hold an investment longer than it otherwise would, or not engage in a hedging transaction which it otherwise would, in order to avoid violating one of the tests outlined above. The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the value of its assets at the close of its taxable year consists of stock or securities in foreign corporations, it may elect to pass through to its shareholders the amount of foreign withholding taxes it paid. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of foreign source income
(including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. The Fund will notify its shareholders of such election within 60 days of the close of its tax year, which is December 31. Shareholders may decide whether to utilize such flow through amount as either a deduction or a tax credit; individual shareholders will usually find that the credit is more favorable. Tax exempt investors, such as pension plans and individual retirement accounts, will not benefit from this pass through, and therefore the Fund may not be a suitable investment for such investors.

                        On the account application, the shareholder must provide the shareholder's taxpayer identification number ("TIN"), certify that it is correct and certify that the shareholder is not subject to backup withholding under Internal Revenue Service ("IRS") rules. If the shareholder fails to provide a correct TIN or the proper certifications, the Fund will withhold
31% of all distributions and redemption proceeds payable to the shareholder. The Fund will also begin backup withholding on a shareholder's Fund account if the IRS instructs the Fund to do so. The Fund reserves the right not to open a shareholder's account or, if an account is already opened, to redeem a shareholder's shares at the current NAV, less any taxes withheld, if the shareholder fails to provide a correct TIN, fails to provide the proper certifications, or the IRS advises the Fund to begin backup withholding on the shareholder's
Fund account.


GENERAL INFORMATION ABOUT THE FUND

The Company is authorized to issue up to 500,000,000 shares of common stock, par value
$0.01 per share, of which the Company has presently allocated 50,000,000 shares to the
Vontobel U.S. Value Fund, 50,000,000 shares to the Vontobel
EuroPacific Fund,
50,000,000 shares to the Vontobel Eastern European Equity Fund, 50,000,000 shares to the
Vontobel International Bond Fund and 50,000,000 shares to the Fund.
The Board of
Directors can allocate the remaining authorized but unissued shares to any series of the
Company or may create additional series and allocate shares to such series. A share of the
Fund has priority in the assets of the Fund in the event of a liquidation. The shares of the
Fund will be fully paid and nonassessable, will have no preference over other shares of the
Fund as to conversion, dividends or retirement, and will have no preemptive rights. Shares of the Fund will be redeemable from the assets of the Fund at any time, as described in
"How to Redeem Shares" above.

Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters that concern the Company as a whole. The Company is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The shareholders of the Fund shall vote separately on matters which affect only the interests of the Fund. The Company's shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of
Directors can elect all of the Directors if they choose to do so. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communications in such matter.

The name of the Company was changed from The World Funds, Inc. to Vontobel Funds,
Inc. on February 28, 1997, as approved by the Board of Directors of the Company.

Limitation on Use of Name - The Advisory Agreement for the Fund authorizes the Company
to utilize the name "Sand Hill."   The Company agrees that if the
Advisory Agreement is
terminated it will promptly redesignate the name of the Sand Hill Portfolio Manager Fund to eliminate any reference to the name "Sand Hill" or any derivation thereof unless the
Investment Advisor waives this requirement in writing.

TO OBTAIN MORE INFORMATION


For further information on the Sand Hill Portfolio Manager Fund, please contact
Commonwealth Shareholder Services, Inc., P.O. Box 8687, Richmond,
VA 23226,
telephone: (800) 527-9500. Additional information may also be obtained by requesting a copy of the Fund's Statement of Additional Information.

                        Investment Advisor:                   Sand
Hill Advisors, Inc.
                                                              3000
Sand Hill Road

Building 3, Suite 150
                                                              Menlo
Park, CA  94025

                        Distributor:                          First
Dominion Capital Corp.
                                                              1500
Forest Avenue
                                                              Suite
223

Richmond, VA 23229

                        Independent Auditors:                 Tait,
Weller & Baker
                                                              2
Penn Center
                                                              Suite
700

Philadelphia, PA 19102

                        Marketing Services:                   For
general information on the Fund and Marketing

Services, call the Distributor at (800) 527-9500 Toll
                                                              Free.


                        Transfer Agent:                       For
account information, wire purchases or redemptions,
                                                              call
or write to the Fund's Transfer Agent:


     Fund Services, Inc.

     P.O. Box 26305

     Richmond, VA 23260-6305

     (800) 628-4077 Toll Free

                        More Information:                     For
24-hour, 7-days-a-week price information, call

1-800-527-9500.

For information on any series of Vontobel Funds, Inc. investment plans, or other shareholder services, call 1-800-527- 9500 during normal business hours, or write Vontobel Funds, Inc.
at 1500 Forest Avenue, Suite 223, Richmond, VA  23229.

                        No dealer, sales representative or any
other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the
Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                      VONTOBEL FUNDS, INC.

1500 FOREST AVENUE, SUITE 223 * P.O. BOX 8687 * RICHMOND, VA. 23229
       (804) 285-8211  (800) 527-9500  FAX  (804) 285-8251





March 21, 1997



VIA EDGAR
Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     RE:  Vontobel Funds, Inc.
          File Number 2-78931
          Filed Pursuant to Rule 497(c)

Gentlemen:

     Transmitted herewith for electronic filing on behalf of Vontobel Funds, Inc. (the "Funds"), please find enclosed, pursuant to Rule 497(c) under the Securities Act of 1933, as amended, a copy of (1) the Prospectus and Statement of Additional Information of the Funds dated March 14, 1997 for the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel International Bond Fund and Vontobel Eastern European Equity Fund; and (2) the Prospectus and Statement of Additional Information of the Funds, dated March 14, 1997 for the Sand Hill Portfolio Manager Fund.

     Should you have any questions, regarding the filing of such documents, please call the undersigned or Kathy Brooker.

Sincerely,



/s/ John Pasco, III
John Pasco, III

                                     VONTOBEL U.S. VALUE FUND
                                VONTOBEL INTERNATIONAL EQUITY FUND
                               VONTOBEL EASTERN EUROPEAN EQUITY
FUND
                                 VONTOBEL INTERNATIONAL BOND FUND

                                           PORTFOLIOS OF

VONTOBEL FUNDS, INC.
A "SERIES" INVESTMENT COMPANY

1500 Forest Avenue
PROSPECTUS
Suite 223                                                 Dated
March 14, 1997
Richmond, Virginia 23229
Telephone:  1-800-527-9500

              Vontobel Funds, Inc. ("the "Company") (formerly named, The World Funds, Inc.) is an open-end management investment company commonly known as a "mutual fund." A "series" mutual fund offers investors a choice of investment objectives, with each series having its own separate and distinct portfolio of investments and operating much like a separate mutual fund.
This Prospectus offers shares of the following four series (each, a "Fund") of the Company:

       Vontobel U.S. Value Fund ("Value Fund") seeks to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed diversified portfolio composed principally of equity securities ("Equity Securities," which include securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock) traded on U.S. exchanges.
       Vontobel International Equity Fund ("International Equity Fund") (formerly named, Vontobel
              EuroPacific Fund) seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity
              Securities principally of issuers located in Europe and the Pacific Basin.
       Vontobel Eastern European Equity Fund ("E. European Fund") seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities principally of issuers located in Eastern
              Europe.
       Vontobel International Bond Fund ("Bond Fund") seeks to maximize total return from capital growth and income by investing primarily in fixed income securities traded in bond markets outside the U.S.

              The Bond Fund is a non-diversified series, and the other three Funds are diversified series, of the Company for purposes of the Investment Company Act of 1940, as amended. The
Company is currently composed of five series, one of which is offered in a separate prospectus.
Investors will be able to exchange all or part of their investment from one Fund to another or to certain other mutual funds, under conditions set by the Company.

              SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS
OF, OR
GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
THE PRINCIPAL AMOUNT INVESTED.

              This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.
More information about the Funds has been filed with the Securities and Exchange Commission and is contained in the "Statement of Additional Information," dated March 14, 1997, which is available at no charge upon written request to the Company. The Funds' Statement of
Additional Information is incorporated herein by reference.

              THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
PAGE


PROSPECTUS SUMMARY
                     1

FUND EXPENSES
                     3


FINANCIAL HIGHLIGHTS
                     5

1996 PERFORMANCE
                    10

THE FUNDS' INVESTMENTS AND POLICIES
                    12

ADDITIONAL INFORMATION ON POLICIES AND INVESTMENTS
                    32

SPECIAL RISK CONSIDERATIONS
                    36

INVESTMENT RESTRICTIONS
                    38

PERFORMANCE TERMS AND COMPUTATIONS
                    39

THE COMPANY'S MANAGEMENT
                    40

HOW TO INVEST
                    44

HOW TO REDEEM SHARES
                    45

HOW TO TRANSFER SHARES
                    47

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS
                    47

SPECIAL SHAREHOLDER SERVICES
                    48

HOW NET ASSET VALUE IS DETERMINED
                    48

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
                    49

TAXES
                    50

GENERAL INFORMATION ABOUT THE COMPANY
                    51

TO OBTAIN MORE INFORMATION
P R O S P E C T U S    S U M M A R Y


              The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.


Investment Objectives
              Vontobel U.S. Value Fund ("Value Fund") seeks to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed diversified portfolio composed
principally of equity securities ("Equity
                    Securities," which include securities
convertible into equity securities, such as
                    warrants, convertible bonds, debentures or convertible preferred stock) traded on
                    U.S. exchanges.
              Vontobel International Equity Fund ("International Equity Fund") seeks to achieve capital appreciation by investing in a
carefully selected and continuously managed
                    diversified portfolio consisting primarily of Equity Securities principally of issuers located in Europe and the Pacific Basin.
              Vontobel Eastern European Equity Fund ("E. European Fund") seeks to achieve capital appreciation by investing in a
carefully selected and continuously managed
                    diversified portfolio consisting primarily of Equity Securities, principally of issuers located in Eastern Europe.
              Vontobel International Bond Fund ("Bond Fund") seeks to maximize total return from capital growth and income by investing
primarily in fixed income securities traded
                    in bond markets outside the U.S.
              See "The Funds' Investments and Policies" on Page 12.

Principal Investments  The Funds' primary investments:
              Value Fund - Equity Securities traded on U.S.
exchanges.
              International Equity Fund - Equity Securities principally of issuers located in Europe and the Pacific Basin.
              E. European Fund - Equity Securities principally of issuers located in Eastern Europe.
              Bond Fund - primarily fixed income securities traded in bond markets outside the U.S.
              See "The Funds' Investments and Policies" on Page 12.

       Investment Advisor Vontobel USA Inc. (the "Advisor") is the investment advisor and manages the investments of each Fund according to its investment objective and policies. See
              "The Company's Management" on Page 40.

       Distributions/Dividends Paid annually from available capital gains and income. See "Dividends and Capital Gains Distributions" on Page 49.

       Reinvestment Distributions may be reinvested automatically. See "Dividends and Capital Gains
              Distributions" on Page 49.
       Purchases Initial purchase is $1,000 minimum. Subsequent purchases must be a minimum of
              $50. Shares of the Funds are offered for sale without a sales charge from the distributor,
              Vontobel Fund Distributors  (see "How to Invest" on
Page 44.

       Net Asset Value Quoted daily in the financial section of most newspapers under Vontobel.
              Additional information may also be obtained by calling 1-800-527-9500. See "How the
              Net Asset Value is Determined" on Page 48.

       Principal Risk Factors There can be no assurance that a Fund will achieve its investment objective. An investor should consider other factors, including the following: the
              International Equity Fund, E. European Fund and Bond Fund (each, an "International
              Fund") invest in foreign securities, and consequently may be affected by currency fluctuations or exchange controls, foreign taxes, differences in accounting procedures, less supervision and regulation of security markets, political or social instability and other risks. Each International Fund may utilize various investment strategies, including purchasing and selling exchange listed and over-the-counter put and call options on securities, fixed income indices and other financial instruments, purchasing and selling financial futures contracts and options thereon and entering into various interest rate transactions and currency transactions. Each of these strategies entail special risks. The
              Funds may invest in repurchase agreements and the Bond Fund may invest in reverse repurchase agreements. Investing in such securities entails risks. See "Special Risk
              Considerations" on Page 36.

FUND EXPENSES

              The following table illustrates all expenses and fees that shareholders in the Funds will incur.


Shareholder Transaction Expenses
Value
Fund
International
Equity
Fund
E. European
Fund
Bond
Fund
Sales Load Imposed on Purchases
NoneNoneNoneNone
Sales Load Imposed on Reinvested
Dividends
NoneNoneNoneNone
Redemption Fees
None*None*None*+None*
Exchange Fees
None**None**None**None**
* A shareholder electing to redeem shares via a telephone request will be charged $10 for each such redemption request.
** A shareholder may be charged a $10 fee for each telephone exchange.
+ A 2% redemption fee is charged on shares held less than six months.


               Annual Fund Operating Expenses
                      (as percentage of
                  average daily net assets)
Value
Fund
International
Equity
Fund
E. European
Fund
Bond
Fund
Management Fee
0.95%***0.93%1.25%1.00%
12b-1 Fees
NoneNoneNoneNone
Other Operating Expenses
0.48%***0.46%***0.46%0.52%***
Total Fund Operating Expenses
1.43%***
1.39%***
1.71%
1.52%***
***The Advisor has voluntarily agreed to waive a portion of its Management Fee and custodian fee credits have reduced Other Operating Expenses as set forth above. Set forth below, for each Fund as applicable, are the management fees and total operating expenses absent such fee waivers and/or expense credits as a percentage of the average daily net assets of each such Fund:




Fund
       Management Fees
         Absent Fee
          Waivers++

                       Other Operating
                       Expenses Absent
                       Expense Credits
   Total Operating
                                        Expenses Absent Fee
                                          Waivers/Expense
Credits
Value1.00%0.53%1.53%
International
Equity
            0.93%
                            0.67%
                                               1.60%
E. European
1.25%0.77%2.02%
Bond
1.00%0.84%1.84%
++ Information concerning reductions in the management fees due to higher Fund asset levels appears on page
    [_____].

    The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent that the Funds increase in size, their Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

Example

    The following examples illustrate the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the table above, the Funds do not charge redemption fees (apart from small per transaction charges for telephone redemption and/or exchange service fees and the redemption fee of the E. European Fund that is not charged on shares held six months or more, as noted above).

Fund
  1 Year   3 Years 5 Years 10 Years
Value
$16$48$83$182
International Equity
$16$50$87$190
E. European
$21$63$109$235
Bond
$19$58$100$216
    These examples should not be considered a representation of past or future expenses or performances. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS

    The Financial Highlights for the Funds for the periods indicated below have been examined by Tait, Weller and Baker, independent certified public accountants, whose unqualified reports thereon appear with the Funds' audited financial statements in the Annual Reports to
Shareholders of the Value, International Equity, E. European and Bond Funds for the year ended
December 31, 1996 (each, an "Annual Report"). The financial statements of the Funds and the reports thereon are incorporated by reference in this Prospectus from the Annual Reports.
Additional performance information for each Fund is included in its Annual Report. The Annual
Reports and the financial statements therein are available at no cost upon request to the Company at the address and telephone number noted on the cover page of this Prospectus.

                                      Vontobel U.S. Value Fund
                           For a Share Outstanding Throughout Each
Period

                                                  Years ended
December 31,
Mar. 30* to
Dec. 31
Per Share Operating Performance
199619951994199319921991 1990
Net asset value,
beginning of period
$13.25$10.26$12.64$12.00$11.36$ 8.86$10.00
Income from investment operations-

Net investment income
0.170.050.090.160.100.070.14
Net realized and unrealized gain (loss) on
 investments
2.65
 4.09
 (0.08)
 0.56
 1.70
 3.23

 (1.13)
Total from
investment operations
2.82 4.14  0.01 0.72 1.80 3.30 (0.99)
Less distributions-

Distributions from
 net investment income
(0.19)(0.04)(0.23)(0.02)(0.10)(0.06)(0.15)
Distributions from realized gains on
 investments
(2.10)
(1.11)
(2.16)
 (0.06)
(1.06)
 (0.74)

 0.00

Total distributions (2.29)(1.15)(2.39) (0.08)(1.16) (0.80) (.15)
Net asset value,
end of period
$13.78$13.25$10.26$12.64$12.00$11.36$  8.86
Total Return
21.28%40.36%.02%6.00%16.30%37.29%(9.90%)
Ratios/Supplemental Data

Net assets,
end of period (000)
$69,552$55,103$29,852$34,720$31,335$22,315$9,488
Ratio to average net assets-(A)

Expenses (B)
1.48%1.65%1.62%1.82%1.96%2.54%1.94%*
Expenses-net (C)
1.43%1.50%1.62%1.82%1.96%2.54%1.94%*
Net inv.32%
99.66%166.46%87.29%
Average brokerage commissions per share
$0.0883------------


* Commencement of Operations was March 31, 1990; ratios are annualized.
(A)Management fee waivers reduced the expense ratios and increased net investment income ratios by 0.04% in 1996,
 0.06% in 1995 and 0.09% in 1990.
(B)Expense ratio has been increased to include additional custodian fees in 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios.
(C)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

Vontobel International Equity Fund
For a Share Outstanding Throughout Each Period

Years ended December 31,
Per Share
Operating Performance
1996    1995    1994    1993    1992    1991

Net asset value,
beginning of period
$17.13$16.23$17.22$12.23$12.67$10.67
Income from investment operations-

Net investment income
0.030.160.010.080.080.00
Net realized and unrealized gain
 (loss) on investments
2.85
1.61
(0.92)
4.91
(0.38)
2.00
Total from investment operations
2.881.77(.91)4.99(0.30)2.00
Less distributions-

Distributions from net investment
  income
(0.03)
(0.17)
(0.08)
0.00
(0.08)
0.00
Distributions from realized gains
(1.76)(0.70)0.000.000.000.00
Distributions in excess of realized
  gains
0.00
0.00
0.00
0.00
(0.06)
0.00
Total distributions
(1.79)(0.87)(0.08)  --    (0.14)0.00
Net asset value, end of period
$18.22$17.13$16.23$17.22$12.23$12.67
Total Return
16.98%10.91%(5.28%)40.80%(2.37%)18.74%
Ratios/Supplemental Data

Net assets,
end of period (000's)
$151,710$130,505$138,174$136,932$47,761$25,611
Ratio to average net assets-

Expenses (B)
1.60%1.63%1.54%1.77%1.98%2.71%(A)
Expenses-net (C)
1.39%1.53%1.54%1.77%1.98%2.71%(A)
Net investment income
0.15%.41%.08%.85%.79%.02%(A)
  share
$0.0279
--
--
--
--
--
(A)Management fee waivers and expense reimbursements reduced the expense ratio and increased the net investment income ratio by .07% in 1991.
(B)Expense ratio has been increased to include additional custodian fees in 1996 and 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(C)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

Vontobel International Equity Fund
(continued)

Years Ended December 31,
Per Share Operating Performance
19901989(D)1988(D)1987(D)
Net asset value,
beginning of period
$12.24$11.17$10.27$10.00
Income from investment operations-

Net investment income
.02(.09)(.03)(.06)
Net realized and unrealized gain
 (loss) on investments

(1.54)
1.21
 .96
  .33

Total from  investment operations
(1.52)1.12 .93  .27
Less distributions-

Distributions from net investment income
(.02)0.000.000.00
Distributions in excess of realized gains
(.03)(.05)(.03)0.00
Total distributions
(.05)(.05)(.03)0.00
Net asset value, end of period
$10.67$12.24$11.17$10.27
Total Return
(12.42%)10.03%9.06%2.70%
Ratios/Supplemental Data

Net assets, end of period (000's)
$10,074$2,564$2,732$1,109
Ratio to average net assets-
Expenses(B)2.7
(.83%)(A)
(.57%)(A)(.50%)(A)
Portfolio turnover rate
60.87%84.56%18.60%80.00%


(A)Management fee waivers and expense reimbursements reduced the expense ratio and increased the net investment income ratio by .69%, 3.11%, 5.03% and 1.00% in 1990, 1989, 1988 and
1987, respectively.
(B)Expense ratio has been increased to include additional custodian fees in 1995 which were offset by custodian fee credits.
 Prior to 1995, custodian fee credits reduced expense ratios.
(C)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.
(D)Periods during which the Fund was advised by other investment advisors. On July 6, 1990, the Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status.

Vontobel Eastern European Equity Fund
For a Share Outstanding Throughout the Period

 February 15* to
December 31, 1996
Per Share Operating Performance

Net asset value, beginning of period
$10.00
Income from investment operations-

Net investment loss
(0.06)
Net realized and unrealized gain on investments
 4.95
Total from investment operations
 4.89
Net asset value, end of period
$14.89
Total Return
48.90%
Ratios/Supplemental Data

Net assets, end of period (000's)
$61,853

Ratio to average net assets-

Expense (A)2.02%**

Expense ratio-net (B)1.71%**

Net investment loss(1.07)%**

Portfolio turnover rate38.69%Ave

*Commencement of Operations
**Annualized
(A)Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

                             Vontobel International Bond Fund
    For a Share Outstanding Throughout the Period
Per Share Operating Performance
Year Ended
Dec. 31, 1996
Year Ended
Dec. 31, 1995
March 1* to
Dec. 31, 1994
Net asset value, beginning of period
$10.60$ 9.48$10.00
Income from investment operations-

Net investment income
0.470.610.70
Net realized and unrealized gain (loss) on
      investments
  0.32

  1.06

 (0.50)

Total from investment operations
  0.79  1.67  0.20
Less distributions-

Distributions from net investment income
(0.40)(0.55)(0.70)
Distributions from realized gains on
      investments
(0.06)
Distributions in excess of net investment
      income
       --

       --

 (0.02)

Total distributions
  (0.46)  (0.55)  (0.72)

Net asset value, end of period $10.93$10.60$ 9.48
Total Return
 7.51%17.60% 1.98%

Ratios/Supplemental Data

Net assets, end of period (000)$26,879  $16,253  $10,235

Ratio to average net assets (A)

Expense (B)1.84%1.76%1.35%**

Expense ratio-net (C)1.52%1.35%1.35%**

Net investment income4.78%5.38%3.99%**
Portfolio turnover rate
19.89%18.63%19.00%


*Commencement of Operations
**Annualized
(A)Management fee waivers reduced the expense ratios and increased the ratios of net investment income by
 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.
(B)Expense ratio has been increased to include additional custodian fees in 1996 and 1995 that were offset by custodian fee credits; prior to 1995 custodian fee credits reduced the expense ratio.
(C)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

1996 PERFORMANCE

                                 VONTOBEL U.S. VALUE FUND

    The Value Fund produced a total return of 21.3% for the year, versus the 23.0% return for the S&P 500 with income and 20.8% for the average growth and income equity fund tracked by Lipper Analytical Services, Inc. For the second consecutive year, holders of U.S. stocks in 1996 experienced total returns well above the historical trendline. Perhaps the most notable aspect of the market's move over the past twelve months was the heady outperformance of large-cap stocks. The Dow Jones Industrial Average, comprised of 30 of America's largest, most well-known companies, led the pack in 1996, providing a total return of 28.7% for the year, well ahead of the broader S&P 500's 23.0% total return, and almost double the return on the
Russell 2000, an index representing relatively small companies.
The Fund's underperformance
was not surprising given its strict adherence to an investment style that dictates the sale of securities held as they approach established price targets. The Advisor therefore reduced the
Fund's holdings in many companies during the year whose stocks subsequently appreciated even further. Gillette, for example, represented 4.4% of total assets at the start of 1996. This great company met everyone's expectations over the course of the year, and entered into an agreement to purchase Duracell in the fourth quarter, further capturing investors' imaginations. The
Advisor sold the last of the Fund's Gillette shares shortly after the acquisition was announced.
In examining and rejecting many individual companies for possible investment, it is not so much that the Advisor does not like the companies, but that the Advisor feels their stock prices do not offer the relative safety of principal and potential of a satisfactory return that the Fund seeks.
Because the Advisor experienced difficulty in identifying compelling new investments in 1996, the Fund carried a large cash position throughout much of the year, which penalized performance to the extent that cash underperformed stocks in 1996.

                            VONTOBEL INTERNATIONAL EQUITY FUND

    The International Equity Fund produced a total return of 17.0% for the year, versus the
6.0% return of the MSCI Europe, Australia, Far East Index and 11.8% for the average international equity fund tracked by Lipper Analytical Services, Inc. Again in 1996, global markets turned in strong performances as economic growth ranged from moderate to tepid, and inflation remained tame. Except for the UK, central banks remained accommodative, which was the major support for the markets' multiple expansion during the year. The Fund's performance benefitted primarily from the shift in country allocation in the first quarter, when the Advisor increased the weighting in Europe at the expense of Japan and the emerging markets. Since, at the beginning of the year, the Advisor could not find a great number of attractively valued companies in Japan, the Advisor turned instead to Europe, which offered attractive valuations from both a top-down and bottom-up standpoint. The key factors in the Advisor's top-down valuation process are the comparison of bond market versus equity market valuations, and the rate of change in the direction of interest rates, both of which pointed to equity market valuations, and the rate of change in the direction of interest rates, both of which pointed to double-digit-return expectations for European markets based on their historical behavior. At the end of 1996 the Fund's weighting in Europe was 59.1%, versus 49.7% at the end of 1995. The
Japanese domestic economy remains very weak, and the lack of progress in addressing the issues in the financial sector remains a negative for the sector and the stock market as a whole, at least in the short term. The average price to earnings multiple of the Fund's Japanese holdings is about 25X and the price to sales ratio is 2.3, which represents not only a large discount to the domestic equity markets but is comparable with international markets. At year end the Fund's weighting was 22.9%, versus 29.7%, at the end of 1995. To protect the value of the Fund's portfolio against the adverse effects of an appreciating U.S. dollar, the Fund had hedge contracts covering approximately 65% of the portfolio's exposure to the DM bloc, the French franc, the
Swiss franc and the Japanese yen. The Fund had no hedges against the Fund's holdings in pound sterling, which turned out to be a good call since the British pound was one of the few currencies to appreciate against the dollar during the year.

                           VONTOBEL EASTERN EUROPEAN EQUITY FUND

    The E. European Fund produced a total return of 48.9% for the period from inception on February 15, 1996 through December 31, 1996, versus the 23.9% return of the Nomura
Research Inc. Eastern European Index ("NRI Index") for the same period. The Fund's fourth quarter performance ranked 23rd out of 115 emerging markets funds tracked by Lipper
Analytical Services, Inc. In the second and third quarters the Fund ranked 1st out of 90 and 99 funds, respectively. 1996 was a momentous year for investors in Central and Eastern European equities as the more advanced markets (Hungary, Poland and the Czech Republic) consolidated their credibility, attracting an estimated flow of US$ 5 billion in new funds to the region's bourses. Russia, Hungary and Poland were among the world's five top-performing markets, in both local currency and US dollar terms. Russia, the world's best-performing market in 1996, was rated for the first time in its history and successfully placed a US$ 1 billion 5-year bond issue in international capital. The Fund's performance benefitted from the improved credit standings of Central and Eastern European nations, spurring heavy capital inflows into the region. It further benefitted from the increased allocation to Russia from 5% in the second quarter to 16% by year end. It should be noted that the NRI Index used for comparative purposes has no exposure to the Russian market. Eastern European equities are a relatively new asset class. As the investment industry further develops and refines its indices, the Advisor may select a new benchmark in the future that more appropriately reflects its country allocation.

                             VONTOBEL INTERNATIONAL BOND FUND

    The Bond Fund produced a total return of 7.5% for the year, versus the 5.3% return of the J.P. Morgan Government Bond Index ex-US and 8.8% for the average global fixed income fund tracked by Lipper Analytical Services, Inc. During the first half of 1995, U.S. dollar weakness contributed to over half of international bond market returns. In the second half, particularly the last quarter, international bond markets were propelled by falling yields as inflation remained subdued not only in Europe and Japan but also in the U.S. European bond markets posted double-digit returns in U.S. dollar terms, led by Sweden, Denmark, Spain, the
Netherlands and France. In contrast, the Japanese market, the best-performer in the first quarter, ended the year with the lowest U.S dollar return in the benchmark index, 10.4%. An added factor in the European markets was the re-commitment of the European Union to introduce a single European currency within the 1999 timetable.
The Fund remained
overweighted in the European markets of Denmark, Germany and Ireland. It was also overweighted in the Australian market, given the Advisor's positive outlook for both the
Australian currency and bond market. Thanks to its continued lack of exposure to the Japanese yen bond market, the Fund outperformed its benchmark by 2.3%. However, it fell shy of the average return of 8.8% of the 44 international bond funds in the Lipper universe. With its emphasis on high-quality investment-grade debt, the Fund, unlike many of its peers, held no positions in high-flying emerging markets debt, the year's best-performing asset class. About
23% of the Fund's assets were held in U.S. dollar and foreign cash and short-term instruments.
Some 11% of the Fund's non-dollar-related assets were hedged to safeguard against possible further U.S. dollar appreciation.


                            THE FUNDS' INVESTMENTS AND POLICIES

                                   VONTOBEL FUNDS, INC.

    The Funds are series of Vontobel Funds, Inc. (the "Company"), an open-end management investment company incorporated in Maryland in 1983. The Company currently consists of five series, and the Board of Directors may elect to add more series in the future. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more.

    The investment objective of each Fund is fundamental and may not be changed without the approval of shareholders. The investment policies of each Fund are not fundamental, however, and may be changed with the approval of the Company's Board of Directors. All investments entail some risks and there is no assurance that the investment objective of a Fund can be achieved. See "Special Risk Considerations" below.

                                 VONTOBEL U.S. VALUE FUND

    Investment Objective. The investment objective of the Value Fund is to seek to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed diversified portfolio of principally equity securities (including securities convertible into equity securities, such as warrants, convertible bonds, debentures, or convertible preferred stock) traded on U.S. exchanges. The Advisor uses the S&P 500 as the benchmark for the broad market against which the performance of the Value Fund is measured.

    Investment Policies. The Value Fund is designed for individuals and institutions who need a core exposure to U.S. equity markets. It is the policy of the Value Fund to invest primarily in equity securities (common stocks or securities convertible into common stocks) that are listed on a securities exchange or that have an established over-the-counter market.

    It is not the intention of the Advisor to attempt to time the direction of the market or to forecast future changes regarding interest rates or the economy.
As an equity fund the Value
Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks.

    Since the Value Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the Value Fund must pay. A higher portfolio turnover rate may result in additional brokerage commissions or expenses to the Value Fund.

    The selection of the securities in which the Value Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such securities would make to the investment objective. The Value Fund may assume a temporary defensive posture. See "Temporary
Defensive Positions" below.

    Investment Strategy. In managing the Value Fund, the Advisor draws a distinction between investment, i.e., an action that seeks safety of principal and a satisfactory return, versus speculation, i.e., an action that may offer significant return potential but that offers insufficient safety of principal. The Advisor believes that the intrinsic value of any asset can be calculated by discounting the estimated free cash flow generated by that asset over its lifetime. This belief has led the Advisor to adopt a bottom-up approach that stresses predictability, one in which the prevailing level of interest rates provides a yardstick for determining absolute value independent of the level of market indices. Eschewing many of the tenets of modern portfolio theory, the
Advisor considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

    The Advisor employs a highly selective, bottom-up approach to stock picking, relying on a screening process to help find stocks that are statistically cheap. The Advisor emphasizes qualitative criteria in evaluating a company's potential as a prospective investment opportunity.

    A valuation technique based upon the discounting of future cash flows implies a high degree of reliance upon the estimates of future financial results. The Advisor believes that the best beginning point to analyzing a company's future is to review its past. Consequently, those companies that have produced highly volatile returns and those with short operating histories do not lend themselves to our investment approach. Recognizing the tendency of markets to overreact to both good news and to bad news, the Advisor, like many value investors, often takes a contrarian stance to "momentum" managers. Recognizing also the broader market's tendency to paint with the same brush all companies within an industry group, the Advisor often finds itself significantly overweighting out-of-favor market sectors.

    The Advisor has developed a proprietary screen that assigns a "value indicator" to each of approximately 3,000 stocks in a selected universe of companies. Stocks are ranked from highest to lowest "value indicator", and those stocks comprising the S&P 500 index are also sorted by industry group. Using a firm's profitability level (as measured by its relative cash flow return on equity) and a valuation measure (as measured by its price to book value), the purpose of the screen is to highlight those firms that are more productive than the market but that are selling at a discount to the market. The screening process also collects and reports information regarding each company's historical return levels, debt-to-capitalization, and historical price-to-earnings and dividend yield. The sorting by industry group draws attention to sector moves that may indicate stress and, by extension, opportunity.

    The screens provide a starting point, a way of focusing our attention on stocks that are statistically cheap versus the market or versus their historical ranges. The Advisor also uses brokerage and industry contacts and the business press to obtain additional investment ideas.

    Having determined that an investment opportunity may exist, the Advisor reads company-provided materials and public filings and often will look at materials developed by or related to the company's competitors. The Advisor also may interview company management, and if the company is followed by brokerage houses with which the Advisor does business, may also review brokerage firm research. Most company interviews are by telephone, but personnel of the Advisor also travel several times each year, visiting companies whose stock is held or is under consideration, or which is a competitor of such companies.
In evaluating a company's
suitability as an investment vehicle, the Advisor takes into account the following:

    Predictability: No one can foretell the future with exactitude, but some businesses are far more predictable than others. An asset cannot be valued without some idea of the cash flows that asset will generate. This desire for predictability has for the most part deterred the Advisor from investing in fast-evolving industries (specifically, computers)
    and has also deterred the Advisor from committing capital to highly cyclical businesses.

    Generation of Free Cash Flow: Free cash flow is the amount of money available, after required capital spending, for reinvestment and/or return to the owners of the business.

    Adequate Returns: Those businesses not generating a competitive level of return on invested capital are unsuitable as investments.

    Low Debt: High leverage introduces a level of risk that is unacceptable.

    Elements of a Franchise: This provides a competitive advantage, enabling high returns over extended periods of time.

    Regulatory Environment: The less regulation to which a company is subject, the better, as less regulation increases the company's ability to manage and price effectively.

    Shareholder-oriented Management: High insider ownership is one indicator that management will act with the best interests of the shareholders in mind. Intelligent, prudent use of company funds is another.

The Advisor considers companies that meet these qualitative hurdles
"investable".

    A price target is generally reached by treating forecasted free cash flow as an annuity, using prevailing interest rates as the discount factor. For those companies in which the Advisor has an exceptional level of confidence, it projects some level of cash flow growth, using either proprietary or consensus forecasts. (Price targets may later be adjusted for significant changes in the prevailing level of interest rates, and also may later be reviewed as company-specific events dictate.)

    Generally, a new position will be established if the market price of a security is 20% or more below calculated intrinsic value. Position size is dictated by the Advisor's degree of confidence in the business and the stock's degree of undervaluation, as well as the availability of attractive investment alternatives. Position sizes normally range from 1% to 6% of portfolio assets, but the Advisor has occasionally taken larger positions. Generally, portfolios comprise approximately 20 positions.

    A stock is sold for one of two reasons. Either it has reached the target price or the thesis for purchase has deteriorated. Large positions are trimmed as stocks approach sell targets.
There is no automatic sell-down percentage.

    Sector Allocation: No conscious sector allocation decision is made. Sector allocation is a residual of stock selection.

    Investment Level: Our cash position is a residual of our ability to find suitable investment opportunities.

    In managing the Value Fund, the Advisor follows a highly differentiated approach. This approach is bottom-up, with strict adherence to a discipline constructed around absolute, not relative, valuation, resulting in comparatively high levels of investment in both individual issues and industry sectors. On occasion, when suitable investments are not identified, a large cash position may be maintained.

                            VONTOBEL INTERNATIONAL EQUITY FUND

    Investment Objective. The investment objective of the International Equity Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (which are securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the International Equity Fund will consist principally of equity securities of European and Pacific Basin countries.

    Investment Policies. The International Equity Fund is designed as a core holding for individuals and institutions who wish to diversify their investment programs to take advantage of opportunities in the global security markets of the world, with the principal emphasis on opportunities in Europe and the Pacific Basin. Investing in the International Equity Fund can provide international diversity to an investor's existing portfolio of U.S. equity securities and
U.S. dollar and foreign currency denominated bonds, thereby reducing volatility or risk over time. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United
Kingdom, Germany, France, the Netherlands, Switzerland, Norway, Spain, Japan, Hong Kong,
Australia, and Singapore. The Advisor will decide when and how much to invest in each of those markets. Investments may also be made in equities issued by companies in "developing countries" or "emerging markets", such as Taiwan, Malaysia, Indonesia, and Mexico.
Investments in the equity markets of these countries involves exposure to economic structures that are generally less diverse and mature, and whose political systems may have less stability than those of "developed countries." Subject to investment limitations stated in the Statement of Additional Information, the International Equity Fund may invest in the shares of open-end and closed-end investment companies that acquire equity securities of foreign issuers in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal and state securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

    The Advisor believes that global economic and political developments have helped to create new investment opportunities. In recent years a number of economies in developed and developing countries have grown faster than the U.S. economy, and return on equity investments in these markets has often been superior to similar investments in the U.S. In addition, the U.S.
stock market presently represents approximately 40% of the capitalization of the world's stock markets compared to approximately two-thirds in 1970. Significant growth of international capital markets, coupled with advances in technology and lower cost of communications, have increased the globalization of securities trading. Therefore, over the past few years, the number of investment opportunities outside the U.S. has grown rapidly.

    It is the policy of the International Equity Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro economic analyses. The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in
"thinly traded" securities (please refer to "Investment Restrictions" in the Statement of
Additional Information).
    Under normal circumstances the International Equity Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Equity Fund intends to diversify investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The securities the
International Equity Fund purchases may not always be purchased on the principal market. For example, American Depository Receipts ("ADR's") may be purchased if trading conditions make them more attractive than the underlying security. ADR's are receipts typically issued in the
U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The
International Equity Fund may invest in ADR's which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADR's may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on ADR's.

    The selection of the securities in which the International
Equity Fund will invest will not
be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

    Since the International Equity Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the International Equity Fund must pay.

    Investment Strategy. The Advisor will seek to identify those countries in the European and Pacific regions where economic and political factors are likely to produce above average returns, as well as those companies in such countries that are best positioned to take advantage of such developments or are most attractively valued. In this regard the Advisor will allocate the assets of the International Equity Fund principally between the European and Pacific regions.

    The Advisor's approach is governed by its belief that the principal factors affecting an equity market's return are, on a country allocation basis, the proportion of liquidity in the economy, and, on a stock selection basis, a consistent stable earnings record together with favorable earnings prospects and reasonable valuations and, in addition, that the effect of currency fluctuations on portfolio returns can be reduced through a systematic hedging strategy.

    For its country allocation, the Advisor analyzes approximately 30 international equity markets, which include the 20 markets currently comprised in Morgan Stanley's Europe,
Australia and Far East Index ("EAFE"), as well as the constituent countries of the International
Finance Corporation's ("IFC") Emerging Markets Index. The Advisor also gives consideration to such factors as liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and exchange controls, if any.

    The tendency of markets to overreact to short-term concerns (inflation, political instability) results in market valuations that deviate significantly from their underlying historical values. The country allocation process aims to determine the relative attractiveness of the markets in the Advisor's country universe by establishing a relationship between their current valuations and the amount of liquidity available in their respective economies and then comparing that relationship with its historic norm. The rigorous use of comparative historical data is designed to reduce subjective and speculative bias.

    The Advisor's country allocation process is driven by the output of a valuation model that produces a total expected return range in local currency for each country in the Advisor's investment universe. Based on data generally covering close to 30 years' history for markets in the EAFE universe and 10 years' history for countries in the IFC universe, the Advisor tested for the combination of factors that have historically proven to have statistically significant predictive power. On a rolling basis, the Advisor compares each country's equity market relative to its own historical record to determine its attractiveness at any given point in time.
The result of this process is a 12-month expected return range for each market in local currency.
On the basis of these expected return ranges, the Advisor produces a country ranking that indicates the attractiveness of each market in absolute and relative terms, and that forms the basis for the Advisor's country allocation process.

    Factors: The model evaluates approximately 10 common and specific factors for each country selected from three sets of independent variables:
macroeconomic variables, valuation
indicators and market momentum.

    Each factor is assigned a numerical value based on a scale determined by the historic ranges within which such factors have fluctuated. Based on the arithmetical sum of all such values, an attractiveness ranking for each country in the Advisor's universe is produced on a monthly basis. The use of three different sets of variables in combination results in a higher degree of predictability of the model's output. Generally, the factors are equally weighted. In a few instances a double weight is assigned if the predictive power of a particular factor has historically been very high, like the yield curve, which is of relevance in most industrialized markets.

    Based on the model's monthly total return expectations, a relative ranking in descending order of attractiveness of all countries in the Advisor's universe is produced. Since several countries may fall within the same expected total return range, the actual ranking is determined by the absolute expected return number for each country. The Advisor normalizes the distribution of country weights through the use of a risk-variance matrix that establishes for each market a minimum/maximum weight relative to the benchmark (EAFE). If a particular country's expected return range shows significant change from one month to the next or exhibits a declining trend over a quarter, the Advisor analyzes the individual factors used in the model to determine which of them accounted for the lowered country ranking. Based on this analysis, the Advisor decides on the magnitude and timing of the adjustments in country weights.

    Before a decision is made to increase a country weight based on the quantitative output of the valuation model, the Advisor reviews the country's fundamental economic data that are not part of the country screening process as well as its political situation. This systematic qualitative analysis focuses on such macroeconomic data as GDP growth, external trade balances, current account and balance of payments, external debt position and debt service ratios, foreign reserve position, ability to finance deficits in external accounts, fiscal and exchange rate policies, private and public savings rates, as well as inflationary trends.

    Normally, the Fund will tend to be fully invested.
International equity markets have
historically demonstrated low correlation with one another, so it is extremely unlikely that the model would produce simultaneously negative total return expectations for all the countries in the Advisor's universe so as to trigger a significant temporary defensive move to cash.

    For stock selection within each country, the Advisor seeks to invest in medium- to large-capitalization companies with solid prospects for consistent and sustainable annual earnings growth. The Advisor's focus is on companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. Typically they occupy a leading position in their industry, have demonstrated a high degree of self-financing and have consistently generated free cash flow.

    The Advisor's stock selection process begins by screening a universe of approximately
2800 stocks in a market capitalization range from approximately $500 million to approximately
$100 billion. The Advisor's screens are designed to be representative of each market and generally cover a broad cross-section of companies which together account for about 70% of total market capitalization. The Advisor's approach is to look at companies whose growth factors can be measured and compared. The Advisor's data series focus on low price to sales ratios, consistent earnings growth, solid operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The Advisor defines cash flow as recurrent net profit plus depreciation. Furthermore, the Advisor analyzes the share price in relation to earnings before interest, taxes, depreciation and amortization, and looks at the underlying trend of cash and retained earnings. The screens, comprising 24 principal factors, include conventional valuation ratios.

    The Advisor supplements the above quantitative screening process by an analysis of certain qualitative criteria, one of the most important of which is to identify strong, stable and reliable management that maintains a company's market position through consistent unit volume growth and gains in market share rather than a reliance on price increases, exercises tight financial control and fosters a culture of market responsiveness.

    Based on the Advisor's ranking of approximately 2800 stocks in about 30 different international equity markets, the Advisor usually selects names which appear in the top 30% of the screens for each country. Based on the screening factors, these stocks typically show low historical deviations of annual earnings, high returns on equity
and low debt levels.   At initial
purchase, the Advisor focuses on companies that on average are selling at a 20% discount to their long-term growth rate. Position size at purchase ranges from about 0.7% to 1% of total portfolio assets. Within this range position size varies in proportion to the market capitalization of the company within a given country's stock market. The Advisor normally allows positions to reach a maximum of approximately 4% of total assets.

    Shifts in country weight are the principal cause for selling stocks. Stocks are sold if a country's maximum weight based on the risk-variance matrix has been exceeded.

    Within each country, no conscious sector allocation decision is made. Sector allocation is a residual of the stock selection within each country.

    The holding periods of the Fund's core holdings generally exceed one year. Annual portfolio turnover (total purchases versus average portfolio assets) has historically been approximately 35%.

    For active currency management, the Advisor employs a systematic currency hedging approach based on a technical-trend-following model.

    The International Equity Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") as described in "Additional Information on Policies and Investments - Strategic
Transactions" below.

    The International Equity Fund may assume a temporary defensive posture. See
"Temporary Defensive Positions" below.


                           VONTOBEL EASTERN EUROPEAN EQUITY FUND

    Investment Objective. The investment objective of the E. European Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (which are securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the Fund will consist principally of equity securities of Eastern
European countries.

    Investment Policies. The Fund is designed for individuals and institutions who wish to diversify their investment programs in international equities to take advantage of opportunities in the newly reorganized capital and securities markets of Central/Eastern Europe. The Fund normally will invest at least 65% of its assets in equity securities of companies located in or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe, i.e., the member countries of the former Warsaw Pact, including the European successor states of the former Soviet Union. Currently, the Fund invests principally in Hungary, the Czech Republic, Poland and Russia. These countries are already at a relatively advanced stage in their transition to a market-based economy. The Advisor believes that their relatively well developed capital and stock markets can handle transactions of a large enough size to permit fund investment. However, trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets, and the purchase and sale of portfolio securities may not always be made at an advantageous price. The
Advisor generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development.

    As stock markets in the region develop and more investment opportunities emerge, the
Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region. As noted above, investments in equity securities issued by companies in these "developing countries" or "emerging markets," involve exposure to economic structures that are generally less diverse and mature, with political systems which may have less stability than those of "developed countries."

    The Advisor believes that economic and political developments in Europe have helped to create new opportunities. In recent years a number of economies in developed and developing countries have grown faster than the U.S. economy, and the return on equity investments in these markets has often been superior to similar investments in the U.S. In addition, the U.S.
stock market presently represents approximately 40% of the capitalization of the world's stock markets compared to approximately two-thirds in 1970. Significant growth of European securities markets, coupled with advances in technology and lower cost of communications, have increased the globalization of securities trading. Therefore, over the past few years, the number of investment opportunities outside of the U.S. has grown rapidly. Despite this trend, however,
Central and Eastern European stocks are generally underrepresented in investment portfolios.
Therefore, the Fund offers a means to achieve equity exposure to this region.

    It is the policy of the Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro economic analyses. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities (please refer to the "Investment Restrictions" in the Statement of Additional Information).

    The Fund may invest in other investment companies which invest in Eastern European stocks. By investing in shares of such investment companies which invest exclusively in such countries, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal and state securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

    The Fund intends to diversify investments broadly among countries and normally will have represented in the portfolio business activities of not less than three different countries.
The securities the Fund purchases may not always be purchased on the principal market. For example, American Depository Receipts ("ADR's"), European Depository Receipts ("EDR's"), or Global Depository Receipts ("GDR's") may be purchased if trading conditions make them more attractive than the underlying security. ADR's are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADR's which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADR's may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Similarly, EDR's and GDR's represent receipts for a foreign security issued in a location outside the U.S., and may involve risks comparable to ADR's, as well as the fact that the EDR or GDR is itself issued outside the U.S. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. Please refer to the Statement of Additional Information for more information on ADR's, EDR's, and GDR's.
    The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

    Since the Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the Fund must pay.

    Investment Strategy. The Advisor will seek to identify those countries in the
Central/Eastern European region where economic and political factors are likely to produce above average long term returns, as well as those companies in such countries that are best positioned to take advantage of such developments or are most attractively valued. The Fund's assets will be allocated primarily to the equity markets of those countries whose economies are likely to benefit from strengthening macroeconomic forces as a result of their transition from a centrally planned to a market-based economy, the orderly functioning of democratized political institutions, flexible and viable economic policies, persistent privatization efforts, modernized legal, banking and regulatory frameworks, as well as from widespread domestic and foreign support for their respective national policies.
    The Advisor's approach is governed by its belief that the true economic value of companies in the newly emerging markets of Eastern Europe is reflected in their ability to generate consistent growth of free cash flow based on a sound and verifiable balance sheet and profit and loss accounts prepared in accordance with internationally accepted accounting principles.

    The equity markets of Eastern Europe are currently small by comparison with those of the industrialized nations of the Organization of Economic Cooperation and Development, representing on average only approximately 5% of GDP versus 75% in the U.S. The Fund invests only in equity markets in countries that (i) are in or have completed transition to a true free market economy, (ii) have a continued commitment to privatization, and (iii) follow consistent economic policies. All of these criteria have to be fulfilled simultaneously for an equity market to qualify for investment.

    The region's free market economies and their equity markets are in their initial stages of development. Reliable historical macroeconomic data is scarce, and most companies whose shares are listed have insufficiently long operating histories to permit meaningful long-term financial analysis. Therefore, the Advisor selects stocks using a thorough bottom-up analysis based on reliable financial statements supported by regular visits of all companies in which the Fund invests and which are candidates for investment.

    The Advisor in most cases requires companies to present their balance sheets and profit and loss accounts using either International Accounting Standards ("IAS") or U.S. generally accepted accounting principles ("US GAAP"). If a company is unable or unwilling to supply the Fund with financials prepared in accordance with the foregoing accounting standards, the
Advisor either refrains from investing or employs the local office of a major international accounting firm to translate the financial information supplied into IAS or US GAAP financial statements.

    The Advisor's stock selection process begins by screening the universe of companies in a market capitalization range of $20 million to approximately $4 billion or more. The screening process involves quantitative and qualitative criteria.

    The Advisor's equity screens focus first and foremost on a company's ability to generate consistently strong free cash flow. The Advisor defines free cash flow as net income plus depreciation and amortization, plus or minus changes in working capital minus capital investments to sustain current and future earnings growth, and minus amounts used for retiring the principal of outstanding debt. The Advisor also screens for strong balance sheets and consistent growth in returns on equity.

    The most important quantitative factors are aggregate amount of free cash flow, cash flow relative to total debt, net cash to total equity, acid test, current ratio, inventory turnover, asset growth, sales and unit volume growth, and trend rate of growth in return on equity.

    On occasion the Fund may also invest in companies with strong growth potential but that do not yet generate free cash flow. Such investments are made only if there is a strong probability that they will be able to do so within a time horizon of 12 to 18 months.

    The Advisor focuses on companies that manufacture and sell commercially viable products and services in growing markets, both domestic and export, and have experienced, minority-shareholder-oriented management.

    Based on the Advisor's own two-year earnings and balance sheet projections, the Advisor calculates earnings and cash flow per share estimates. The Advisor discounts two-year cash flows to present value using a composite discount rate, based on local interest rates to which is added a risk premium for each market.

    The Advisor corroborates the valuation of fair market value by comparing it against the company's historical multiples, the forward multiples of similar companies in the same industry in its domestic market, the forward multiples of similar international companies in the same industry and the overall market's forward multiple.

    The Advisor generally purchases stocks when they are trading at a discount of about 25% to the Advisor's calculation of fair market value, after adjusting for the expected rate of inflation for the next 12 months, the expected rate of currency depreciation/devaluation, if any, and an
"illiquidity" discount of 10% to allow for difficult markets at the time of sale.

    Generally, stocks are sold when they reach fair value, they underperform the local index by more than 20% over a trailing six-month period or a company's fundamentals deteriorate and neither research nor management can explain the underlying cause. Stock positions generally are trimmed when market appreciation causes them to exceed 5% of the Fund's total assets.

    Position size at purchase ranges from about 2% to 5% of the Fund's total assets. Within this range, position size varies in proportion to the market capitalization of the company within a given country's stock market. Positions generally are allowed to reach a maximum of 5% of the Fund's total assets. For risk control purposes, the Advisor generally limits investments in emerging growth companies with micro market capitalizations, i.e., $50 million or less ("micro-caps"), to a maximum of about 2% of the Fund's total assets. The Fund's allocation to micro-caps normally will not exceed approximately 25% of its total assets.

    Normally, the Fund tends to be fully invested.

    Sector Allocation. Within each country, no conscious sector allocation decision is made.
Sector allocation is a residual of the stock selection within each country.

    The holding periods of the Fund's core holdings generally exceed one year. Annual portfolio turnover (total purchases versus average portfolio assets) reaches approximately 35%.

    The Fund currently does not actively manage currency risk.
Expected currency
depreciation/devaluation is part of the Advisor's evaluation process for determining a purchase price.

    The E. European Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale of foreign currency futures as, described in "Additional Information on
Policies and Investments - Strategic Transactions" below.

    The E. European Fund may assume a temporary defensive posture.
See "Temporary
Defensive Positions" below.


                             VONTOBEL INTERNATIONAL BOND FUND

    Investment Objective. The investment objective of the Bond Fund is to maximize total return from capital growth and income. The Bond Fund offers investors a convenient way to invest in a managed portfolio of debt securities denominated in foreign currencies
("International" securities). The Bond Fund seeks to achieve its objective of total return by investing in a continuously managed portfolio consisting primarily of high-grade international bonds. International bonds are defined as bonds issued (i) in countries other than the U.S.;
(ii) by issuers which are organized in a country other than the U.S. or have at least 50% of their assets or derive at least 50% of their revenues in such country (notwithstanding the currency in which such bonds are denominated); or (iii) by national or international authorities other than the U.S. The Advisor will seek protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

     The Bond Fund operates as a non-diversified fund for purposes of the Investment
Company Act of 1940, as amended (the "1940 Act"), but will seek to qualify as a diversified investment company for purposes of Subchapter M of the Internal
Revenue Code of 1986, as
amended.

    Investment Policies. The Bond Fund is designed for individuals and institutions who wish to diversify their investment programs to take advantage of opportunities in bond markets outside the U.S. Direct investment in international securities is usually impractical for most individual and smaller institutional investors. Investors often find it difficult to purchase and sell international bonds, to obtain current information about foreign entities, to hold securities in foreign safekeeping and to convert the value of their investments from foreign currencies into
U.S. dollars. The Bond Fund manages these concerns for the investor. With a single investment in the Bond Fund, a shareholder can benefit from the income and potential capital protection and appreciation associated with a professionally managed portfolio of high-grade international bonds. The Advisor to the Bond Fund has had extensive experience investing in international markets and dealing with trading, custody and currency transactions around the world. To achieve its objective, the Bond Fund will invest in a managed portfolio of high-grade international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit ("ECU").

    In recent years, opportunities for investment in international bond markets have become more significant. Foreign currency denominated bond markets have grown faster than the U.S.
dollar denominated bond market in terms of U.S. dollar market value and now represent more than half of the value of the world's developed bond markets. Participants in the markets have grown in number thereby providing better marketability. A number of international bond markets have reduced entry barriers to foreign investors by deregulation and by reducing their withholding taxes.

    Simultaneously with the opening of foreign markets, barriers to international capital flows have been reduced or eliminated, freeing investment funds to seek the highest real returns. Thus, market conditions in one economy influence market conditions elsewhere through the channel of global capital flows. The Bond Fund provides a convenient vehicle to participate in international bond markets, some of which may outperform U.S.
dollar denominated bond
markets in U.S. dollar terms during certain periods of time.

    Although the Bond Fund is non-diversified, investing in the Bond Fund can provide international diversity to an investor's existing portfolio of U.S. dollar denominated bonds
("U.S. bonds"), thereby reducing volatility or risk over time. Historically, total returns of international bond markets have often diverged from returns generated by U.S. bond markets.
These divergences stem not only from fluctuating exchange rates, but also from foreign interest rates not always moving in the same direction or magnitude as interest rates in the U.S.
Investment in the Bond Fund may provide the international bond portion of an investor's diversification program.

    International bonds may provide, at times, higher investment returns than U.S. bonds.
For example, international bonds may provide higher current income than U.S. bonds and the local price of international bonds can appreciate more than U.S. bonds. Fluctuations in foreign currencies relative to the U.S. dollar can potentially benefit investment returns. Of course, in each case, at any time the opposite may also be true. Investments in the Bond Fund provide international diversity not only to an investor's existing portfolio of U.S. bonds but also to an investor's holdings of U.S. or international equities and other assets.

    The portfolio investments of the Bond Fund will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Bond Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies, however, generally foreign currency denominated bonds will constitute 90% of its portfolio.

    The Bond Fund will invest in very high investment grade instruments that will bear the rating of A or higher by Standard & Poor's Ratings Group ("S&P") or A or higher by Moody's
Investors Service, Inc. ("Moody's"), or unrated securities which the Advisor believes to be of comparable quality. The Bond Fund reserves the right, however, to invest its assets in lower rated debt securities, that is, debt securities rated BBB by S&P or Baa by Moody's or below, but no lower than B by S&P or Moody's or which are unrated but are of comparable quality as determined by the Advisor. It will do so to avail itself of the higher yields available with these securities. The Bond Fund will invest no more than 5% of its total assets in securities rated below investment grade or which are unrated but are of comparable quality as determined by the
Advisor. Securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) entail greater risks than investment grade debt securities. Securities rated BB by S&P or Ba by Moody's and below are commonly referred to as "junk bonds" and involve a high degree of speculation with respect to the payment of principal and interest. (See "Special Risk
Considerations.")

   The investments of the Bond Fund may include:

* Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions;

* Debt securities issued or guaranteed by supranational organizations (e.g., European
    Investment Bank, Inter-American Development Bank, the World
Bank and other such
    organizations);

*   Corporate foreign debt securities;

*   Bank or bank holding company debt securities;

* Other debt securities, including those convertible into common stock.

    The Bond Fund may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. Please see
"Additional information on Policies and Investments - Investment
Restrictions."

    The Bond Fund intends to select its investments from a number of country and market sectors. It may invest substantial amounts in issuers from one or more countries and would normally have investments in securities of issuers from a minimum of three different countries;
however, it may invest substantially all of its assets in securities of issuers located in the U.S.
for temporary or emergency purposes. A non-governmental issuer will be considered to be
"from" a country in which it is organized, in which it has at least 50% of its assets, or from which it derives at least 50% of its revenues.

    Under normal circumstances, the Bond Fund will invest no more than 35% of the value of its total assets in U.S. dollar debt securities, however, generally it will invest less than 10% of its assets in U.S. dollar debt securities. The Bond Fund may engage in strategic transactions, as described below, for hedging purposes and to seek to increase gain.
    Short-term investments. To protect against adverse movements of interest rates and for liquidity, the Bond Fund may also invest all or a portion of its net assets in short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits; bankers' acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements.

    The Bond Fund does not engage in short-term trading due to the fact that such practices would result in increased commissions and transactions costs. The Bond Fund may assume a temporary defensive posture. See "Temporary Defensive Positions" below.

    Investment Strategy. The Bond Fund seeks to minimize credit risk and maintain high liquidity. It is a "non-diversified" investment company under Federal securities laws, and therefore may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government.
It may invest more than 5%
of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue
Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. In any event, it does not intend to invest more than 5% of its assets in the securities of any one issuer unless such securities are issued or guaranteed by a national government and will not invest more than 25% of its total assets in the securities of any one issuer or national government (other than the United States). (A regulated investment company is also limited in its purchases of voting securities of any issuer; the Bond Fund does not intend to purchase any voting securities, except to the extent it receives such securities due to conversion of convertible securities.)

    Because the Bond Fund is intended for long-term investors who can accept the risks associated with investing in international bonds, investors should not rely on an investment in the Bond Fund for their short-term financial needs and should not view it as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Bond Fund alone should not be regarded as a complete investment program.

    Total return from investment in the Bond Fund will consist of income after expenses, bond price gains (or losses) in terms of the local currency, and currency gains (or losses). For tax purposes, realized gains and losses on currency are regarded as ordinary income and loss and could, under certain circumstances, have an impact on distributions. The value of the Bond
Fund's portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

    The Advisor's investment approach is governed by its belief that the principal factors affecting the total returns of the Fund are (i) the outlook for the currency in which the underlying securities are denominated, and (ii) the return outlook in local currency for each bond market in the Advisor's investment universe. The Advisor believes that quality/sector and security selection should be aimed at reducing overall portfolio risk rather than producing incremental return. In addition, the Advisor believes that the effect of interest rate and foreign currency fluctuations on the Fund's returns can be reduced through a systematic hedging strategy.

    The management of the Fund involves several levels of decision-making: currency exposure, interest rate sensitivity within markets, quality/sector exposure and issue selection.
The exclusion or inclusion of markets from the Advisor's market universe and the weighting of markets relative to a benchmark index cannot be determined without first evaluating currency exposure.

    The Advisor's investment approach involves three steps: (i) top-down currency and market allocation; (ii) management of currency risk and market allocation; and (iii) relative value analysis (involving maturity, quality/sector and security selection).

    Top-Down Currency and Market Allocation ("Asset Allocation"). The Advisor analyzes the 12 international fixed income markets which currently constitute the J.P. Morgan World
Government Bond Index (ex-US) and the markets of Switzerland and Ireland, as well as ECU fixed income markets. To determine currency and hence market allocation, the Advisor produces monthly forecasts for both the currency and bond markets in each country in this market universe. These forecasts are based upon an analysis of broad macroeconomic factors and economic conditions, including inflation and growth expectations, monetary and fiscal policy, balance of payments and exchange rates. Technical market indicators and general sentiment are also assessed. Based on this macroeconomic scenario, the Advisor develops 3-,
6- and 12-month forecasts for exchange rates and bond market returns in local currency that form the basis of the Advisor's investment strategy.

    The Advisor's investment process begins with the calculation of total local currency returns along the yield curve (including yields on short-term investments) for each market in the Advisor's universe. These projected local currency returns are translated into U.S. dollar total returns. The Advisor then establishes a relative attractiveness ranking based on each market's forecasted U.S. dollar returns, which forms the basis for the Advisor's currency and market exposure decision.

    The Advisor seeks to maximize total return by overweighting those markets and currencies showing the highest total expected U.S. dollar return based on the Advisor's ranking.
These total returns are adjusted for individual market risk based on historical volatility and the manager's experience. This may result in significant over- or underweighting of individual fixed income markets as well as the underlying currency exposure.

    Management of Asset Allocation. The Fund's currency and bond market weighings are reviewed on an ongoing basis and compared against the monthly ranking of the markets in the Advisor's universe according to their total return outlook in U.S. dollars. Shifts in bond market weights are driven by changes in the relative attractiveness ranking and tend to be gradual.
Since it is possible to increase or reduce currency and bond market exposure by using derivatives, it is not uncommon for a specific bond market's weighing to differ from the weighing of its corresponding currency. Futures may also be employed to adjust portfolio risk in anticipation of foreign currency devaluations, political turmoil in countries to whose currency and interest rate policy the Fund's portfolio is exposed, or to address expected downgrades of an issuer's credit rating.

    If the need for rapid adjustment of market exposure manifests itself, exchange-traded derivative instruments are used (i) as hedging instruments or (ii) as instruments for tactical asset allocation, as described below.

    Hedging against negative return impact caused by rising interest rates takes place through the sale of interest rate futures contracts or the purchase of put options on interest rate futures contracts. The hedge ratio is derived from the duration of the underlying fixed income investment(s). These techniques are employed as anticipatory hedges to gain time to allow for the orderly sale of underlying securities in response to a negative assessment of market conditions. The need to hedge currency risk in this context is assessed separately.

    Due to changes in the Advisor's market return forecasts, it may become necessary from time to time to adjust the duration of certain fixed income investments held in the Fund which are denominated in one or various foreign currencies. In this event, the Fund's cash positions can be converted into synthetic bond positions through the purchase of interest rate futures contracts or the purchase of call options thereon. As a result, portfolio duration is lengthened.
This technique allows the Fund to make an immediate adjustment to portfolio duration pending the purchase of underlying positions. Alternatively, bond positions can be converted into synthetic cash positions by means of selling interest rate futures contracts or the purchase of put options thereon, thereby shortening portfolio duration. In all such cases, the portfolio's currency allocation does not change.

    If the U.S. dollar shows strength relative to a currency in which the Fund holds investments in excess of that projected in the Advisor's currency forecast, the Advisor hedges positions by buying U.S. dollars against the foreign currency in the interbank forward foreign exchange market or by selling the currency in the futures and options markets. Currency hedging decisions are driven by a systematic currency hedging approach based on a technical-trend-following model, combined with fundamental analysis.

    Cash may be held in U.S. dollars and/or in any of the major trading currencies. The
Fund's cash position is first and foremost a function of the Advisor's currency allocation decision and secondarily a function of the Advisor's duration selection. If the outlook for U.S.
dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position generally not in excess of 25% of its total assets.
Conversely, if the outlook for foreign currency cash returns is more attractive, the Fund will hold foreign cash positions not in excess of approximately 25% of its total assets.

    Relative Value Analysis. Maturity selection is based on the Advisor's total return forecasts, i.e., the Advisor focuses on investment that the Advisor expects to produce the highest total return in local currency along the yield curve in each market in the Advisor's universe for the planned holding period. Maturity selection or, more precisely, duration selection, is the second most important factor in the Advisor's process. Duration is the expected life of a fixed-income security, taking into account its coupon yield, interest payments, maturity and call features. Duration attempts to measure actual maturity, as opposed to final maturity, by measuring the average time required to collect all payments of principal and interest. The duration of a callable bond, also called its effective duration, may be considerably shorter than its stated maturity in a period of rising interest rates. Thus, as market interest rates rise, the duration of a financial instrument decreases. For example, a 30-year conventional mortgage may have an effective duration of only 11 to 12 years, which means the loan will probably be paid off in about one-third of the time it is supposedly carried by the originating lender as an earning asset. Duration differs from other measurements such as average life and half life. Duration measures the time required to recover a dollar of price in present value terms (including principal and interest), whereas average life computes the average time needed to collect one dollar of principal. The Advisor's selection of duration is based on the Advisor's total return forecasts. Particular yield curve shapes and/or anomalies are also taken into account. As indicated in the preceding paragraph, U.S. dollar and/or foreign cash positions are a function of both currency allocation and duration selection decisions.

    Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investment used in the
Fund's portfolio construction. Credit quality of most issuers in these markets tends to be very high. Quality and sector management are therefore not as complex as for domestic U.S. bonds.
The Advisor focuses its issue selection on the highest credit quality since opportunities to achieve significant incremental returns in sector selection are limited.

    Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Advisor's top-down market allocation decisions. The Advisor is conscious of the need for liquidity and therefore invests only in issues within a sector that have the greatest future marketability, as determined by quality of issuer, issue size, number of market makers, and bid/offer spreads. Since in most markets the Advisor purchases government bonds, the liquidity of portfolio holdings is usually very high.

    The Advisor's aim is to buy those fixed income securities that are most reasonably priced as measured in terms of the yield spread against a comparable government bond or, in the case of a government bond, if the Advisor believes that it is undervalued relative to its peers. At purchase the Advisor establishes positions of up to a maximum of 5% of the Fund's total assets.
The Advisor also gives consideration to such factors as liquidity (tradability), legal protection of bondholders, accounting and disclosure standards, transferability of funds and the risk of imposition of exchange controls, as well as the tax treatment of interest and capital gains.

    Positions are sold (i) as a result of shifts in currency and market weights, (ii) as a result of duration adjustments, (iii) if the underlying bonds become expensive relative to the government bond, (iv) in response to sector selection, (v) based on a negative credit review of an issuer, or (vi) if cash becomes a more attractive investment alternative.

    The most critical determinants of performance (total return in U.S. dollars) are strategic decisions as to currency exposure and duration. The Advisor therefore refrains from switching among issues to boost portfolio return; any incremental benefit would likely be offset by trading costs since bid/ask spreads in international fixed income markets can be wider than in U.S.
domestic markets. Trading activity is usually governed by implementation of strategic changes in portfolio composition, which are usually infrequent, so portfolio turnover is generally low.

                    ADDITIONAL INFORMATION ON POLICIES AND
INVESTMENTS

    Repurchase Agreements. As a means of earning income for periods as short as overnight, the Funds may without limit enter into repurchase agreements, which are collateralized by U.S. government securities in which it may otherwise invest, with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. The Fund requires the party obligated to repurchase the securities to provide it with collateral for that obligation.
Repurchase agreements are considered to be loans under the 1940 Act. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities in which it invests. For purposes of the tax diversification test under Subchapter M of the Code, repurchase agreements are likely to be treated as securities issued by the seller and subject to the "5% per issuer" requirement noted above. If the seller under a repurchase agreement becomes insolvent, the
Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the securities. Also, the value of such securities may decline before it is able to dispose of them.

    Reverse Repurchase Agreements. As a means of enhancing income, the Bond Fund may enter into reverse repurchase agreements with selected banks and broker/dealers. Under a reverse repurchase agreement, a fund sells securities subject to an obligation to repurchase those securities at a specified time and price. In order to comply with U.S. regulatory conditions applicable to investment companies, the Bond Fund will recognize gains or losses on such obligations each day, and will segregate cash, U.S. government securities, or other high-grade debt instruments in an amount sufficient to satisfy its repurchase obligation, will mark the value of the assets to market daily, and post additional collateral if necessary. The Bond Fund may invest the payment received for such securities prior to fulfilling its obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.
Therefore, the Bond Fund's investment in reverse repurchase agreements is subject to the borrowing limitations of the 1940 Act (See "Investment Restrictions" in the Statement of
Additional Information). If the buyer under a repurchase agreement becomes insolvent, the
Bond Fund's right to reacquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.


    When-issued Securities. The Bond Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Bond Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Bond Fund reflects gains or losses on such commitments each day, and segregates assets sufficient to meet its obligation pending payment for the securities.

    Strategic Transactions. Each of the Funds may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

    In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as forward foreign currency contracts, foreign currency futures as defined below, currency swaps or options on currencies (collectively, all the above are called "Strategic Transactions"). Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

    The Advisor does not, as a general rule, intend regularly to enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, for the E. European Fund, since financial derivatives in Eastern European markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to reduce currency and market risk. Second, each of the Funds is intended for investors with a long-term investment horizon and it is the Advisor's view that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities.
Notwithstanding the foregoing, the Advisor may, from time to time as circumstances dictate, engage in strategic transactions as described herein.

    Currency risk is assessed separately from equity analysis. To balance undesirable currency risk, each of the International Equity Fund, E. European Fund and Bond Fund (each, an "International Fund") may enter into forward contracts to purchase or sell foreign currencies in anticipation of the Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S.
dollar denominated may require the Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market.
However, the investment policies permit the Fund to enter into forward foreign currency exchange contracts in order to provide protection against changes in foreign exchange rates.
Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the Fund; the Fund will not speculate in foreign currencies. In addition, because the exchange rate of some Eastern
European currencies may be linked to a basket of convertible currencies including the U.S.
dollar and the deutschemark, the Advisor may elect, from time to time as circumstances dictate, to reduce the effect of currency fluctuations on the value of existing or anticipated holdings or sales proceeds of portfolio securities by proxy hedging. For more information, see sections on forward foreign currency contracts and proxy hedging in the Statement of Additional
Information.

    Each International Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities.
The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations: when the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the
Advisor determines will move along with the hedged currency or portfolio securities.

    Each International Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the Advisor's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

    Each International Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the Company's Board of
Directors to avoid speculative use of such techniques.

    Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect its unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, or as a means to efficiently change country and/or currency allocation. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to futures and options on future entered into for non-hedging purposes.
Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic
Transaction is a function of numerous variables including market conditions. The ability of the
Bond Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Bond Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.
    See "Special Risk Considerations - Strategic Transactions" for additional information.
Strategic Transactions also are likely to involve "Section 988 transactions," at least in part. As such, the foreign currency component must be segregated for tax purposes and treated as ordinary interest income or loss and distributed. See "Taxation," also.

    Temporary Defensive Positions. When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive or emergency purposes, however, the Bond Fund may invest without limit in investment grade U.S.
debt securities, including short-term money market securities. For temporary defensive purposes, the International Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Advisor decides when it is appropriate to be in a defensive position.
It is impossible to predict for how long such alternative strategies will be utilized.


                               SPECIAL RISK CONSIDERATIONS

    Foreign Securities and Currencies. Since investments in each International Fund are normally primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on its total performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S.
dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall.
Investors should be aware that exchange rate movements can be significant and endure for long periods of time. The Advisor attempts to control exchange rate risks through active portfolio management.

    In addition, for the Bond Fund, the Advisor attempts to mitigate interest rate risks through management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchanges rates. In any of the markets in which the Fund invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments - again providing both opportunity and risk.

    In addition to the risks outlined above, an investor should be aware that investing in foreign securities involves risks which are not normally associated with investing in U.S.
securities, such as, exchange control regulations; costs incurred in connection with conversions between various currencies; availability of less financial information than comparable U.S.
companies; lack of uniform accounting, auditing and financial reporting requirements; less liquidity and more volatility than securities listed on U.S. security markets due to substantially lower trading volume; possibly lower sales prices in the event of forced liquidation of securities in order to meet unanticipated cash requirements; fixed commissions on foreign security markets which are generally higher than negotiated commissions on U.S. security markets, in addition to less supervision and regulation of such security markets; difficulty in enforcing judgments abroad; and the possibility of expropriation of assets, confiscatory taxation, imposition of withholding of taxes prior to payment of dividends or other distributions, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.
Communications between the U.S. and foreign countries may be less reliable than within the
U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. It may be more difficult for an International Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.

    Newly Developed Markets. The E. European Fund invests, and the International Equity
Fund may invest, in securities which trade in newly developed markets which do not have a lengthy operating history. These markets may be subject to substantial volatility and securities traded on these markets may be subject to greater fluctuations in price than securities traded on more developed markets. An investment in securities trading in these types of markets should be considered risky and they pose greater risk than investments in more developed markets. In cases of extreme volatility, obtaining accurate quotes on securities may be difficult and in some instances the fund will rely on security prices which are determined by procedures set by the Board of Directors to determine "fair value".

    Non-Diversified Fund. While the Bond Fund will seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code of 1986, it will not be diversified under the 1940 Act. Thus, while at least 50% of its total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of its total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of its assets. A non-diversified portfolio is subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

    Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic
Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation it can realize on its investments or cause it to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degrees of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.
Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information. Investments in debt securities issued by foreign governments and foreign corporations domiciled in such countries could result in the imposition of withholding taxes on interest and capital gains by the country of domicile or residence of the issuer. The amount of tax withheld, if any, will depend on the domestic tax law of the country of domicile or residence of the issuer and/or the availability of a bilateral income tax treaty between such country and the United States. If a withholding tax is imposed, the rate of return on the foreign investments could be adversely affected.

INVESTMENT RESTRICTIONS

    The investments of the Funds are subject to investment limitations which may not be changed without the approval of at least a majority of the outstanding voting securities, as that term is defined in the 1940 Act. (See the Statement of Additional Information for the specific definition.)
    Certain of these policies are detailed below, while other policies which prohibit or limit particular practices are set forth in the Statement of Additional Information. The investment restrictions of each Fund specifically provide, except as noted otherwise, that it may not:

* Except for the Bond Fund, as to 75% of its assets, purchase the securities of any issuer
    (other than obligations issued or guaranteed as to principal and interest by the
    Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

* Except for the Bond Fund, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the Value Fund, more than 10% of any class of the outstanding stock or securities of such issuer.

*   Act as an underwriter of securities of other issuers, except
(i) that each of the
    International Equity and E. European Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer; and (ii) with respect to the Bond Fund, to the extent that the Bond
    Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

* Buy or sell commodities or commodity contracts, provided that each of the International
    Equity and E. European Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Fund, financial futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments - Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

* As to the International Equity Fund and E. European Fund, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value Fund and Bond Fund, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities.
    Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value Fund and Bond Fund may borrow up to 20% of the value of the
    Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

* Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by the U.S. Government or Agency securities and, with respect to the Bond Fund, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

* Invest more than 25% of a Fund's total assets in securities of companies in the same industry, with certain qualifications with respect to the Bond Fund described in the
    Statement of Additional Information.

    Percentage limitations in the foregoing description of the Funds' investments and policies and this "Investment Restrictions" section are determined at the time a Fund makes a purchase or loan subject to such percentage.

                            PERFORMANCE TERMS AND COMPUTATIONS

    From time to time each of the Funds may advertise information regarding its performance. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance.
Advertising may include the
following performance measurements.

    "Yield" is the ratio of income per share derived from the portfolio investments to the current maximum offering price expressed in terms of a percentage.

    "Distribution rate" is the amount of distribution per share made over a twelve-month period divided by a current maximum offering price.

    "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

    "Average annual total return" refers to the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for one-, five- and ten-year periods, as applicable, and/or the life of the Fund.

    "Cumulative total return" represents the cumulative change in value of an investment in the Bond Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested.

    "Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends.

    Performance will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses. Please refer to the Statement of Additional Information for more information on Performance.

                                 THE COMPANY'S MANAGEMENT

    The Board of Directors of the Company is responsible for the supervision of the general business of the Company. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board has appointed John Pasco, III to serve as President of the
Company. The Company employs the following persons to provide it with investment advice and to conduct its ongoing business:

    Investment Advisor - Vontobel USA Inc. (the "Advisor") manages the investments of the assets of the Funds pursuant to Investment Advisory Agreements (each, an "Advisory
Agreement"). The Advisory Agreement of the E. European Fund is effective for a period of two years from February 14, 1996, and may be renewed thereafter, and the Advisory Agreement of each of the other Funds may be renewed annually, only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The address of the Advisor is 450 Park Avenue, New York, N.Y. 10022.

    The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a
Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of
December 31, 1996, the Advisor manages in excess of $1.4 billion. The Advisor also acts as the advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S.

    Mr. Edwin Walczak is the First Vice President and Chief
Investment Officer of the
Advisor, and has been the President and portfolio manager of the Value Fund since its inception in March 1990.

    Mr. Fabrizio Pierallini, who is a Vice President of the Advisor, has been the President and portfolio manager of the International Equity Fund since May 1994. From May 1991 to
April 1994 Mr. Pierallini was an Associate-Director/Portfolio Manager with Swiss Bank
Corporation in New York where he was responsible for, among other things, international asset allocation. From September 1988 to May 1991 Mr. Pierallini was a Vice- President/Portfolio
Manager with SBC Portfolio Management Ltd. in Zurich, Switzerland, where, among other responsibilities, he actively managed institutional portfolios.

    Mr. Arpad Pongracz, who is a Vice President of the Advisor, has been the President and portfolio manager of the E. European Fund since its inception on February 15, 1996. Mr.
Pongracz joined Vontobel Asset Management, Switzerland, in 1990 as an equity analyst. He was subsequently appointed portfolio manager for all European equity institutional accounts and mutual funds. Since 1995, he has been head of Vontobel Asset Management's international equities team. Mr. Pongracz is a Chartered Financial Analyst.

    Mr. Sven Rump, who is a Vice President of the Advisor, has been the President and portfolio manager of the Bond Fund since its inception on March 1, 1994. Mr. Rump is also a Vice President of Vontobel Asset Management Ltd., Zurich, Switzerland, where he is responsible for managing fixed income investments and mutual funds. From October 1990 to
October 1991, Mr. Rump was a Vice President of Bank Vontobel (Switzerland) and a fixed income specialist for the private banking group. Mr. Rump is a Chartered Financial Analyst.

    Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services, subject to the supervision of the Board of Directors of the Company, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Funds' portfolios and certain other costs. The Advisor also bears the cost of fees, salaries and other remuneration of the
Company's Directors, officers or employees who are officers, Directors, or employees of the
Advisor. Each Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of filing notice of or registration of its shares for sale under various state and Federal securities laws. All expenses of each Fund not specifically assumed by the Advisor are assumed by the Fund.

    Under the Advisory Agreement with each Fund, the Advisor is entitled to monthly compensation accrued daily at an annual rate equal to the percentage of the average daily net assets of the Funds as set forth below:


 Amount of Assets Managed
                                   Value
                                   Fund
        International
                                                   Equity
                                                    Fund
                                                                 E.
European

 Fund

                 Bond

Fund
$0-$100 million1.00%1.00%1.25%1.00%More than $100 million to
$500 million
0.75%0.75%1.25%1.00%
More than $500 million
0.75%0.75%1.00%1.00%

These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies. The fee is paid monthly, within five business days after the end of the month. Each Advisory Agreement provides that the fee paid will be reduced to the extent necessary to comply with any applicable state expense limitation provision to which the Fund may be subject.

    The Advisory Agreements contemplate the authority of the Advisor to place orders for each of the Funds pursuant to its investment determinations either directly with the issuer or with any broker or dealer. The Advisor may allocate brokerage to an affiliated dealer in accordance with written policies and procedures adopted by the Company's Board of Directors. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide the Advisor with research advice and other services, or who sell shares of the Funds. From time to time, and subject to the Advisor obtaining the best price and execution for each Fund, the Board of Directors may authorize the Advisor to allocate brokerage transactions to a broker in consideration of: (1) investment research or statistical services, or (2) payment of an obligation otherwise payable by the Funds.

    Administrator - Commonwealth Shareholder Services, Inc.
("CSS"), serves as
Administrator to each Fund pursuant to an Administrative Services Agreement. CSS provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist each Fund in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the Company's officers to conduct the Company's business subject to the supervision and instructions of the Company's Board of Directors.

    The Administrative Services Agreements provide that CSS will be paid monthly: (1)
0.20% of the average daily net assets of the Funds (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with Fund accounting); (2) an hourly fee for shareholder servicing and state securities law matters; and (3) certain out-of-pocket expenses.
The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, VA
23229.

    Custodian and Accounting Services Agents

    Brown Brothers Harriman & Co. ("BBH") is the Company's custodian and accounting services agent for the International Funds. BBH collects income when due and holds all the portfolio securities and cash of the International Funds. (BBH, with the consent of the
Company, has designated The Depository Trust Company of New York, as its agent to secure some of the assets of the International Funds.) BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. BBH, as the accounting services agent of the
International Funds, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to such Funds' business. The address of BBH is 40 Water
Street, Boston, Massachusetts 02109.

    Star Bank (the "Star Bank") in Cincinnati, Ohio is the custodian and accounting services agent for the Value Fund. Star Bank collects income when due and holds all of the Value
Fund's portfolio securities and cash. Such appointments are subject to appropriate review by the Company's Board of Directors. Star Bank, as the accounting services agent of the Value
Fund, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Value Fund's business. The address of Star Bank is 425 Walnut
Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

    Transfer and Dividend Disbursing Agent - Fund Services, Inc. ("FSI" or the "Transfer
Agent") is the transfer and dividend disbursing agent for the Company. John Pasco, III,
Chairman of the Board of the Company owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of the transfer and dividend disbursing agent, including administrative receipt and processing of orders and payments for purchases of shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of the Company's shares and all other confirmable transactions in shareholders' accounts, recording reinvestment of dividends and distribution of the Company's shares. Under the Agreement between the Company and FSI, as in effect on May 1, 1991, FSI is compensated pursuant to a schedule of services and out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. The address of the Transfer Agent is P.O. Box 26305,
Richmond, VA  23260.

    Principal Underwriter/Distributor - Vontobel Fund Distributors, a division of First
Dominion Capital Corp. (the "Distributor"), acts as the principal underwriter for the Company pursuant to an agreement effective January 1, 1994. Mr. John Pasco, III, who owns 100% of the outstanding stock of the Distributor, is the President, Treasurer and a Director of the Distributor. Mr. Pasco is also the Chairman and a Director of the Company. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

                                      HOW TO INVEST

    Shares of the Funds may be purchased directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. who are registered, if required, in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established, subsequent orders for shares may be mailed directly to the Transfer Agent. The offering price per share is equal to the net asset value per share next determined after receipt of a purchase order. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more. Under certain circumstances the Company may waive the minimum initial investment for purchases by officers, Directors and employees of the
Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs).

    When an investor acquires shares of a Fund from a securities broker or dealer, the investor may be charged a transaction fee for shares purchased and/or redeemed at net asset value through that broker or dealer.

    To facilitate the handling of transactions with shareholders, the Company uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. Under the open account plan your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

    Purchase by Mail - For initial purchases the account application form (the "Account
Application") which accompanies this Prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank payable to the applicable Fund. For subsequent purchases include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security numbers.


    Investing by Wire - You may purchase shares by requesting your bank to transmit
"Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the
Transfer Agent for instructions, then notify the Distributor by calling 800-527-9500. Your bank may charge you a small fee for this service. The Account Application which accompanies this
Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Funds' records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                   HOW TO REDEEM SHARES

    Subject to certain exigencies described below, shares of the Funds may be redeemed at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order." (See "Signature Guarantees.") You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

    If a shareholder redeems shares of the E. European Fund that have been held less than six months (including shares to be exchanged), the Company will deduct from the proceeds a redemption charge of 2% of the amount of the redemption. This amount is retained by the E.
European Fund to offset the Fund's costs of purchasing or selling securities.

    The Company's procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein.
Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions;
and (2) if the shares you are redeeming were purchased by you less than 15 days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate the need to redeem before 15 days after purchase, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check.

    The Company may suspend the right to redeem shares for any period during which the
New York Stock Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

    Redemption by Mail - To redeem shares by mail, send the following information to the
Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) the stock certificates for the shares you are redeeming, if any stock certificates were issued; (3) any required signature guarantees (see
"Signature Guarantees"); and (4) any additional documents that might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

    Redemption by Telephone - You may redeem your shares by telephone if you request this service on your Account Application at the time you complete your initial Account Application.
If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the Company's Transfer Agent) with a signature guarantee (see "Signature Guarantee") before you can redeem shares by telephone. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at
(800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds. There is no charge for establishing this service, but the
Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time, without notice, by the Transfer Agent.

    You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

    If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

    The Company employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Company from unauthorized transactions.

    Redemption by Wire - If you request by mail or telephone that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer
Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

    Signature Guarantees - To protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.
    In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

    The following institutions are acceptable signature guarantors:
(a) participants in good
standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223,
Richmond, VA 23229.   The
Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

    Small Accounts - Due to the relatively higher cost of maintaining small accounts, the
Company may deduct $10 per year from an account of a Fund or, for the E. European Fund, may redeem the Fund's shares in the account, if as a result of redemption or transfer of shares the total investment remaining in the account for the Fund, has a value of less than $1,000.
Shareholders will receive 60 days' written notice to increase the account value above $1,000 before the fee begins to be deducted, or, for the E. European Fund, the shares are redeemed.
A decline in the market value of your account alone would not require you to bring your investment up to the minimum.

                                  HOW TO TRANSFER SHARES

    If you wish to transfer shares to another owner, send a written request to the Transfer
Agent. Your request should include (1) the name of the Fund and existing account registration;
(2) signature(s) of the registered owner(s); (3) the new account registration, address, Social
Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred;
(5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.
If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.


                        ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

    Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                               SPECIAL SHAREHOLDER SERVICES

    The Company offers the following four services for its shareholders:

    Regular Account - allows shareholders to make voluntary additions and withdrawals to and from their account as often as they wish;

    Invest-A-Matic Account - permits automatic monthly investments into a Fund from your checking account on a fixed or flexible schedule;

    Individual Retirement Accounts (IRA's); and

    Exchange Privileges Account - allows the shareholder to exchange his or her shares for shares of certain other Funds having different investment objectives provided the shares of the Fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. A shareholder's account may be charged a $10.00 telephone exchange fee. An exchange is treated as a redemption and a purchase, and may result in the realization of a gain or loss on the transaction. More information on any of these services is available upon written request to the Company.

                            HOW NET ASSET VALUE IS DETERMINED

    The net asset value ("NAV") of the shares of each Fund is determined by its custodian as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no Fund share was tendered for redemption and no order to purchase or sell a Fund share was received by the Company) in which there is a sufficient degree of trading in the portfolio securities that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. Each Fund's NAV is calculated at such 4:00 p.m. time set by the Company's Board of Directors based upon the Board's determination that this is the most appropriate time to price the securities.

    NAV per share is determined by dividing the total value of the assets, less its liabilities, by the total number of shares then outstanding. Generally, securities owned by a Fund are valued at market value.

    Investments in securities traded on a national securities exchange or included in the
NASDAQ National Market System are valued at the last reported sales price. Other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

    Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

    ADR's, EDR's, and GDR's will be valued at the closing price of the instrument last determined prior to the valuation time unless the Company is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

    The Company's management may compute the NAV per share more frequently in order to protect shareholders' interests.

                        DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Dividends from net investment income are declared annually. Each of the Funds intends to distribute annually realized net capital gains, after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax. However, a Fund may make an additional distribution any time prior to the due date, including extensions, of filing its tax return, if necessary to accomplish this result. Any dividends or capital gains distributed pursuant to a dividend declaration declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Unless you elect otherwise, dividends and capital gains distributions will be reinvested in additional shares of the Fund at no charge. Changes in your election regarding receipt of dividends and distributions must be sent to the Transfer Agent. Shareholders will be subject to tax on all dividends paid to them or reinvested in shares of the Fund. If an investment in Fund shares is made by a retirement plan, all dividends and capital gains distributions must be reinvested into an account of such plan.

    Generally, dividends from net investment income are taxable to investors as ordinary income. Certain gains or losses on the sale or retirement of international securities held by a
Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains and losses, the income available for distribution is decreased or eliminated, all or a portion of the dividends declared by a Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

    Long-term capital gains distributions, if any, are taxable as net long-term capital gains when distributed regardless of the length of time shareholders have owned their shares. Net short-term capital gains and any other taxable income distributions are taxable as ordinary income.
    Each Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the year following the distributions.


                                          TAXES

    Each Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company under the Code, a Fund is not liable for federal income taxes on income or net capital gains that are distributed to its shareholders or imputed to shareholders under the Code, or for any excise tax, to the extent its earnings are distributed as provided in the Code, and assuming it meets the tax diversification test, 90% gross income test and 30% gross income test as required by the Code.

    In order to meet the tax diversification test, at the close of each quarter of its fiscal year,
(i) at least 50% of the value of each Fund's total assets must be represented by cash and cash items including receivables (for these purposes, currency and demand deposits denominated in a currency other than the U.S. dollar will not be considered cash, a cash item or a receivable), U.S. Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer; and
(ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

    Each Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

    Each Fund will meet the 30% of gross income test provided that less than 30% of its gross income for the fiscal year is derived from the sale or disposition of any of the following held for less than three months: stock or securities, options, futures, or forward contracts (other than such contracts on foreign currencies), and foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (and hedging instruments) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities.)

    Each Fund will act and invest so as to comply with the requirements of Subchapter M outlined above. This may mean, for example, that it will be required to hold an investment longer than it otherwise would, or not engage in a hedging transaction which it otherwise would, in order to avoid violating one of the tests outlined above.

    The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders. The Company is a series corporation. Each series is taxed as a separate taxable entity under the Code.

    Each International Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. These withholding taxes will reduce the return on the shareholder's investment. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stock or securities in foreign corporations, it may elect to pass through to its shareholders the amount of foreign withholding taxes it paid. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the fund), and
(ii) entitled to either deduct
(as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. The Fund will notify its shareholders of such election within 60 days of the close of its tax year. Shareholders may decide whether to utilize such flow through amount as either a deduction or a tax credit. Individual shareholders will usually find that the credit is more favorable. Tax-exempt investors, such as pension plans and individual retirement accounts, will not benefit from this pass through.

    On the account application, the shareholder must provide the shareholder's taxpayer identification number ("TIN"), certify that it is correct and certify that the shareholder is not subject to backup withholding under Internal Revenue Service ("IRS") rules. If the shareholder fails to provide a correct TIN or the proper certifications, the Fund will withhold 31% of all distributions and redemption proceeds payable to the shareholder. The Fund will also begin backup withholding on a shareholder's Fund account if the IRS instructs the Fund to do so. The
Fund reserves the right not to open a shareholder's account or, if an account is already opened, to redeem a shareholder's shares at the current NAV, less any taxes withheld, if the shareholder fails to provide a correct TIN, fails to provide the proper certifications, or the IRS advises the Fund to begin backup withholding on the shareholder's Fund account.

                          GENERAL INFORMATION ABOUT THE COMPANY

    The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to the Value Fund, 50,000,000 shares to the International Equity Fund, 50,000,000 shares to the E. European Fund, 50,000,000 shares to the Bond Fund and 50,000,000 shares to the Sand Hill Portfolio Manager
Fund. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company or may create additional series and allocate shares to such series.

    A share of a Fund has priority in the assets of that fund in the event of a liquidation.
The shares of a Fund will be fully paid and nonassessable, will have no preference over other shares of the Fund as to conversion, dividends, or retirement, and will have no preemptive rights. Shares of a Fund will be redeemable from the assets of that Fund at any time, as described above.
    Each outstanding share of a Fund is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters which concern the Company as a whole. The Company is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The shareholders of a Fund shall vote separately on matters that affect only such Fund's interest.
The Funds' shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. Shareholders may utilize procedures described in the Statement of Additional
Information to call a meeting.

    The name of the Company was changed from The World Funds, Inc. to Vontobel Funds,
Inc. effective on February 28, 1997, as approved by the Board of Directors of the Company.

    Limitation on Use of Name - The Advisory Agreement for each Fund authorizes the
Company to utilize the name "Vontobel." The Company agrees that if an Advisory Agreement is terminated it will submit to shareholders a proposal that the related Fund redesignate its name to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

                                TO OBTAIN MORE INFORMATION

    For further information on the Funds, please contact
Commonwealth Shareholder
Services, Inc., P.O. Box 8687, Richmond, VA 23226, telephone: (800)
527-9500.

    Additional information may also be obtained by requesting a copy of the Statement of
Additional Information.
Investment Advisor:    Vontobel USA Inc.
                       450 Park Avenue
                       New York, NY  10022

Distributor:           Vontobel Fund Distributors,
                           a division of First Dominion Capital
Corp.
                       1500 Forest Avenue, Suite 223
                       Richmond, VA  23229

Independent Auditors:  Tait, Weller & Baker
                       2 Penn Center Plaza
                       Suite 700
                       Philadelphia, PA  19102

Marketing Services:    For general information on the Funds and
marketing services, call the
                       Distributor at (800) 527-9500 toll free.

Transfer Agent:        For account information, wire purchase or
redemptions, call or write
                       to the Company's Transfer Agent:

                                       Fund Services, Inc.
                                       P.O. Box 26305
                                       Richmond, VA 23260-6305
                                       (800) 628-4077 Toll Free

More Information:                For 24-hour, 7-days-a-week price
information call 1-800-527-9500.

                                 For information on any series of
the Company, investment plans, or
                                 other shareholder services, call
1-800-527-9500 during normal
                                 business hours, or write the
Company at 1500 Forest Avenue, Suite
                                 223, Richmond, VA 23229.

          No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

VONTOBEL FUNDS, INC.


VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND
VONTOBEL EASTERN EUROPEAN EQUITY FUND
VONTOBEL INTERNATIONAL BOND FUND


STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 14, 1997



       Vontobel Funds, Inc. (the "Company") is an open-end management investment company commonly known as a "mutual fund." This Statement of Additional Information is not a prospectus but supplements the information contained in the current Prospectus of the
Vontobel U.S. Value Fund, Vontobel International Equity Fund (formerly named Vontobel
EuroPacific Fund), Vontobel Eastern European Equity Fund and Vontobel International Bond
Fund (each, a "Fund"), dated March 14, 1997. It should be read in conjunction with the
Prospectus, and has been designed to provide you with further information which is not contained in the Prospectus. The Prospectus of the Funds may be obtained at no charge upon request to the Company. Please retain this Statement of Additional Information for future reference.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF
ADDITIONAL INFORMATION.  ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

TABLE OF CONTENTS

                PAGE

Vontobel Funds, Inc.
                  1
Investment Policies
                  1
Additional Investments and Investment Techniques
                  9
       Strategic Transactions
                  9
       Options
                 10
       Futures
                 15
       Currency Transactions
                 16
       Combined Transactions
                 18
       Eurocurrency Instruments
                 18
       Use of Segregated and Other Special Accounts
                 19
       Repurchase Agreements
                 20
       Reverse Repurchase Agreements
                 22
Special Investment Considerations of the Funds
                 22
Investment Restrictions
                 24
Taxes
                 29
Dividends and Distributions
                 35
Portfolio Transactions
                 35
Valuation and Calculation of Net Asset Value
                 37
Directors and Officers
                 40
Investment Advisor
                 43
Transfer Agent
                 44
Administrator
                 45
Eligible Benefit Plans
                 45
Distribution
                 45
Fund Expenses
                 46
Special Shareholder Services
                 46
General Information and History
                 48
Performance
                 49
Financial Statements
                 54
Appendix - Bond Ratings
VONTOBEL FUNDS, INC.


       The Funds are series of Vontobel Funds, Inc. (the "Company"), a Maryland corporation which is an open-end, management investment company, commonly known as a
"mutual fund." Each of the Funds is a no-load series of the Company. The Vontobel U.S.
Value Fund (the "Value Fund"), the Vontobel International Equity Fund (the "International
Equity Fund") (formerly named, Vontobel EuroPacific Fund) and the
Vontobel Eastern
European Equity Fund (the "E. European Fund") are diversified series, and the Vontobel
International Bond Fund (the "Bond Fund") is a non-diversified series. A diversified series has investment restrictions that require that, with respect to 75% of its total assets, the series may invest no more than 5% of its total assets in the securities of a single issuer, with certain exceptions, as described in the "Special Risk Considerations - Non-Diversified Fund" section of the Prospectus. Each of the International Equity Fund,
E. European Fund and
Bond Fund (each, an "International Fund") may or does invest a large percentage of its assets in foreign securities, as described in the Prospectus and below.

       There is some market risk inherent in any investment, due in part to changes in general economic and market conditions, and therefore there is no assurance that a Fund's investment objective will be realized. However, the investment policies of each Fund are intended to provide the flexibility to take advantage of opportunities while accepting only what Vontobel USA Inc. (the "Advisor") believes to be reasonable risks. Investment policies are intended to provide the flexibility to take advantage of opportunities while accepting only what management believes to be reasonable risks. Changes in portfolio securities are made on the basis of investment considerations, and it is against the policy of management to make changes for trading purposes.

                                  Investment Policies

Vontobel U.S. Value Fund

       Under normal circumstances, the Value Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by
Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard and Poor's
Ratings Group ("S&P"), or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.
       The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrant rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see the description below) issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

       The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional
Investments and Investment
Techniques - Repurchase Agreements" below.

       The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States
Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the
U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

       The Fund may lend its portfolio securities.

       The Fund's investments will be subject to the market fluctuations and risks which are inherent in all investments, and although the Advisor will seek to attain the Fund's stated objective, there can be no assurance that the objective will be achieved.

Vontobel International Equity Fund

       Under normal circumstances, the International Equity Fund will have at least 65% of its assets invested in a portfolio of common stocks or securities convertible into common stocks of issuers principally from European and Pacific Basin countries. The Fund will normally be invested in not less than three countries. However, when the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposit or repurchase agreements.

       The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be
"investment grade" issues (in the judgement of the Advisor) based on available information.
Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

       The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrant rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see the description below) issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

       The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional
Investments and Investment
Techniques - Repurchase Agreements" below.

       The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States
Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the
U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

       It is the Fund's practice to enter into repurchase agreements with selected banks and securities dealers, depending upon the availability of the most favorable yields. The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

       The Fund is designed to take advantage of the opportunities provided by the ability to invest overseas, and therefore may be subject to some of the special risks described below.
       As noted in the Prospectus, the Fund has the right to invest in securities which may be considered to be "thinly traded" if they are deemed to offer the potential for appreciation, but it does not presently intend to invest more than 5% of its assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to certain restrictions described below, in options (puts and calls) and, to a limited extent, in restricted securities.

       The Fund may invest in the shares of closed-end investment companies which acquire equity securities of countries in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such an investment company as well as the expenses of the Fund. The Advisor will recommend such investments when it believes that this would allow the Fund to achieve a greater diversification at an economically more advantageous price than through the acquisition of individual securities, or when such company is able to achieve an investment in a country which the Fund cannot acquire for legal or economic reasons.

       The Fund may utilize American Depository Receipts ("ADR's") and European
Depository Receipts ("EDR's"). Generally, ADR's are dollar denominated securities issued in registered form and designed for use in the United States securities markets. They represent and may be converted into the underlying foreign security. EDR's, in bearer form, are similarly designed for use in the European securities markets. For purposes of determining the country of origin, ADR's and closed-end investment companies will not be deemed to be domestic securities.

       The Fund may lend its portfolio securities.

       The Fund's investments will be subject to the market fluctuations and risks which are inherent in all investments, and although the Advisor will seek to attain the Fund's stated objective there can be no assurance that the objective will be achieved.

Hedging with Forward Foreign Currency Contracts, Futures and
Options on Futures

       The Fund's investment objective (as described in the Prospectus) contemplates investment in securities of issuers domiciled or operating outside of the United States. Such foreign investments may require the Fund temporarily to hold funds in foreign currencies prior to, during or following the completion of investment programs. In such circumstances the value of the Fund's assets, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

       The Fund will conduct its foreign currency exchange transactions either on a spot
(i.e., cash) basis at the spot rate prevailing in the foreign exchange market or, when deemed necessary to "hedge" the Fund's anticipated cash movements, through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies, futures or options on futures. See "Additional Investments and Investment Techniques" below.

Covered Call and Put Options

       The Fund may write (sell) "covered" call options and purchase put options, and purchase call and write put options to close out options previously written by it. The Fund may purchase put options in the following two circumstances when:
(1) it holds a position in
the security (that is, the put is covered), or (2) a put option on a market index when, in the opinion of the Advisor, such index is representative of the securities held in the portfolio, therefore, the index will move in the same direction as the securities held in the portfolio.
The purpose of writing covered call options and purchasing put options will be to reduce the effect of price fluctuations of selected securities owned by it on the net asset value per share.
The hedging activities on portfolio securities using options are separate and different from the foreign currency hedging transactions (see above) entered into by the Fund. Although additional revenues may be generated through the use of covered call options, the Advisor does not consider the additional revenues which may be generated as the primary reason for writing covered call options, which is undertaken to hedge the investments in a particular security. Similarly, foreign currency hedging is intended to hedge currency movements, not to speculate on currency gains or generate commission income.
There is no assurance that
the Fund's portfolio will be hedged, or that the hedge will be complete or in exact correlation with market movement. In order to hedge its investment the Fund will generally give up opportunities to gain from market movement.

       The Fund will write only covered call options and purchase put options. It will write covered call options and purchase put options in standard contracts which are quoted on national securities exchanges or similar instruments in comparable markets in the countries in which it invests and holds its portfolio securities. See
"Additional Investments and
Investment Techniques" below.


Vontobel Eastern European Equity Fund

       Under normal circumstances the E. European Fund will have at least 65% of its assets invested in a portfolio of common stocks or securities convertible into common stocks of issuers from not less than three countries. However, when the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposit or repurchase agreements.

       The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by
Standard and Poor's Corporation, or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

       The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrant rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see the description below) issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

       The Fund may enter into repurchase agreements (which enables it to employ its assets pending investment) during very short periods of time. Ordinarily these agreements permit the Fund to maintain liquidity and earn higher rates of return than would normally be available from other short-term money market instruments. The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional Investments and Investment Techniques - Repurchase Agreements" below.

       The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States
Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the
U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

       It is the Fund's practice to enter into repurchase agreements with selected banks and securities dealers, depending upon the availability of the most favorable yields. The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

       The Fund is designed to take advantage of the opportunities provided by the ability to invest overseas, and therefore may be subject to some of the special risks described below.

       As noted in the Prospectus, the Fund has the right to invest in securities which may be considered to be "thinly traded" if they are deemed to offer the potential for appreciation, but it does not presently intend to invest more than 15% of its assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to certain restrictions described below, in options (puts and calls) and, to a limited extent, in restricted securities.

       The Fund may invest in the shares of closed-end investment companies which acquire equity securities of Eastern/Central European countries in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such an investment company as well as the expenses of the Fund. The Advisor will recommend such investments when it believes that this would allow the Fund to achieve a greater diversification at an economically more advantageous price than through the acquisition of individual securities, or when such company is able to achieve an investment in a country which the Fund cannot acquire for legal or economic reasons.

       The Fund may utilize American Depository Receipts ("ADR's"),
European
Depository Receipts ("EDR's") and Global Depository Receipts
("GDR's").  Generally,
ADR's are dollar denominated securities issued in registered form and designed for use in the United States securities markets. They represent and may be converted into the underlying foreign security. EDR's, in bearer form, are similarly designed for use in the
European securities markets. For purposes of determining the country of origin, ADR's and closed-end investment companies will not be deemed to be domestic securities.

       It is the Fund's policy not to lend its portfolio securities at the present time, although it is not restricted from so doing.

       The Fund's investments will be subject to the market fluctuations and risks which are inherent in all investments, and although the Advisor will seek to attain the Fund's stated objective there can be no assurance that the objective will be achieved.

Hedging with Forward Foreign Currency Contracts, Futures and
Options or Futures

       The Fund's investment objective (as described in the Prospectus) contemplates investment in securities of issuers domiciled or operating outside the United States. Such foreign investments may require the Fund to temporarily hold funds in foreign currencies prior to, during or following the completion of investment programs. In such circumstances the value of the Fund's assets, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

       The Fund will conduct its foreign currency exchange transactions either on a spot
(i.e., cash) basis at the spot rate prevailing in the foreign exchange market or, when deemed necessary to "hedge" the Fund's anticipated cash movements, through entering into forward contracts to purchase or sell foreign currencies, currency futures or options on currency futures. See "Additional Investments and Investment Techniques" below.


Vontobel International Bond Fund

       The Bond Fund offers investors a convenient way to invest in a managed portfolio of foreign currency denominated debt securities. It seeks to achieve its objective of total return primarily by investing in a managed portfolio of high-grade bonds denominated in foreign currencies. It will seek protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

       To achieve its objective, the Fund will primarily invest in international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency
Unit (ECU). International bonds are defined as bonds issued in countries other than the
United States. The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The Fund will invest in very high investment grade instruments that will bear the rating of A or higher by Standard & Poor's Ratings Group ("S&P") or A or higher by Moody's Investor Service, Inc. ("Moody's") or unrated securities which the Advisor believes to be of comparable quality. However, the Fund reserves the right to invest its assets in lower rated securities (including unrated securities which the Advisor believes to be of such lower quality). (See the Appendix for Bond Ratings). The Fund will invest no more than 5% of its assets in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the
Advisor.  (See "Special Risk Considerations" in the Fund's
Prospectus.)

       Because of the Fund's investment considerations discussed above and its investment policies, investments in the Fund are not intended to provide a complete investment program for an investor.

       The Fund cannot guarantee a gain or eliminate the risk of loss. The Fund's net asset value per share will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's investment objective will be achieved.

       Debt Securities. The Fund may purchase "investment-grade" bonds, which are those rated Baa or higher by Moody's or BBB or higher by S&P, or unrated securities which the
Advisor believes are of comparable quality. The Fund may also invest up to 5% of its assets in lower rated securities or securities which are unrated but are of comparable quality as determined by the Advisor. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest.

                   Additional Investments and Investment Techniques

       Strategic Transactions. Each of the Funds may, but is not required to, utilize various other investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

       In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures
(collectively, all the above are called "Strategic Transactions").


       Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United
States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v)
lower trading volume and liquidity.

       Options. Each of the Funds may purchase and sell options as described in the
Prospectus and herein.

       General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many
Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

       A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.
Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

       A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.
The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which it has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

       The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit conditions, and the general interest rate environment. The premium received by the
Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

       The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

       The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences.
The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

       The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

       Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

       The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option;
however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

       An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

       With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.
Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

       The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market.
Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

       The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

       OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into
OTC options that have cash settlement provisions, although it is not required to do so.

       Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the
Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from
Standard & Poor's Ratings Group ("S&P") or P-1 from Moody's Investors Service, Inc.
("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 10% of its assets in illiquid securities.

       If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

       The Funds may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and
Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The International Equity, E. European and
Bond Funds may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

       The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not it holds the above securities in its portfolio), and futures contracts (except for the Bond Fund, not futures contracts on individual corporate debt securities.) The International Equity, E. European and
Bond Funds may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

       Options on Securities Indices and Other Financial Indices. Each of the Funds may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option physical delivery is specified).
This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.
The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

       Futures. Each of the International Funds may enter into financial futures contracts or purchases or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes, and for the Bond Fund, for duration management. The use of futures for hedging is intended to protect the
International Fund from (i) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (ii) the risk that a foreign market in which it proposes to invest may have significant increases in value before it can cause its cash to be invested in that market. In the first instance, the International Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the
International Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

       General Characteristics of Futures. Regulatory policies governing the use of such hedging techniques require the International Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligation under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the International Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

       The International Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the International Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the International Fund. If the International
Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantage price, nor that delivery will occur.

       The International Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the
International Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

       Currency Transactions. Each of the International Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The International Fund may enter into currency transactions with
Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

       The International Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the International Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The International Fund may enter into Transaction Hedging out of a desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The International
Fund will be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

       Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the International
Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

       The International Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

       The International Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

       To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Fund may also engage in proxy hedging.
Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the International Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the
Advisor may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below. Cross currency hedges may not be considered
"directly related" to the International Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of
1986, as amended (the "Code").

       Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.
These can result in losses to an International Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.
Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.
Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

       Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions
(including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

       Eurocurrency Instruments. The International Funds may make investments in
Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The
International Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

       Use of Segregated and Other Special Accounts. Many transactions, in addition to other requirements, require that a Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

       A currency contract which obligates an International Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

       OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal
100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

       In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt securities or other acceptable assets.

       With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

       Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. An International Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the
International Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the International Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

       An International Fund's activities involving Strategic
Transactions may be limited by
the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. (See "Taxes.")

       Repurchase Agreements. Each of the Funds may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is a reporting government securities dealer or its equivalent which may be a foreign bank whose creditworthiness is equal to the standards set for the
Fund's direct investment in debt obligations, if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase.

       A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
Securities subject to a repurchase
agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the
Federal Reserve Book Entry system. Repurchase agreements are considered securities issued by the seller for purposes of the diversification test under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"), and not cash, a cash item or a U.S.
Government security.

       For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and
incur costs before being able to sell the security.   Delays may
involve loss of interest or
decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price
(including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

       It is the practice of each Fund to enter into repurchase agreements with selected banks and securities dealers, depending upon the availability of the most favorable yields. The
Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

       The Bond Fund may also enter into repurchase commitments with any party deemed creditworthy by the Advisor, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the
Fund may purchase. Such transactions may not provide the Fund with collateral which is marked-to-market during the term of the commitment.

       Reverse Repurchase Agreements. The Bond Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an arrangement under which the seller (i.e. a fund) sells an Obligation to a buyer, and agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The Bond Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is a reporting government securities dealer or its equivalent which may be a foreign bank whose creditworthiness is equal to the standards set for the Fund's direct investment in debt obligations.

       A reverse repurchase agreement provides a means for the Bond Fund to earn income on funds which would otherwise be invested in debt securities, for periods as short as overnight. Securities subject to a repurchase agreement are held by the purchaser, and the seller holds, and may invest, the price received for the security. The repurchase price may be higher than the purchase price, the difference being an expense to the Bond Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate payable by the
Fund together with the repurchase price on repurchase. In either case, the income paid by the Bond Fund is unrelated to the interest rate on the Obligation itself. When the Bond Fund is subject to repurchase an Obligation under a reverse repurchase agreement, it will segregate with its custodian cash, U.S. government securities, or other high quality debt instruments equal in value to the amount payable by it under the agreement.

       The risk to the Bond Fund is that if the buyer does not resell the Obligations to the
Fund, the Fund may encounter expense or delay in applying the cash held by it to acquire replacement securities. If the market price of the securities to be acquired rises, the Bond
Fund may have to bear an additional cost when making such a purchase. If the buyer is in bankruptcy, the Bond Fund may face claims of the Trustee seeking the assets held by the
Fund.

                    Special Investment Considerations of the Funds Each of the International Funds, is intended to provide individual and institutional
investors with an opportunity to invest a portion of their assets in a globally and/or internationally oriented portfolio, according to the International Fund's objective and policies, and is designed for long-term investors who can accept international investment risk. The
Advisor believes that allocation of assets on a global or international basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, thus providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of the International Fund's shares when sold may be higher or lower than when purchased.

       Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the performance of the International Fund. As foreign companies are not generally subject to the same uniform standards, practices and requirements, with respect to accounting, auditing and financial reporting, as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume in the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Furthermore, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an
International Fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities.
Inability to dispose of portfolio
securities due to settlement problems either could result in losses to an International Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market, although the International Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Furthermore, an
International Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The International Fund's Advisor seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

       Investments in foreign securities usually will involve currencies of foreign countries.
Because of the considerations discussed above, the value of the assets of the International
Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the International
Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference
(the "spread") between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the International Fund desire to resell that currency to the dealer. The International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into the forward or futures contracts (or option thereon) to purchase or sell foreign currencies. The International Fund may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

       Because the International Fund may be invested in both U.S. and foreign securities markets, changes in its share price may have a low correlation with movements in the U.S.
markets. The International Fund's share price will reflect the movements of the bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the International Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see
"Taxes"). U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly. The International Fund intends to invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

                                Investment Restrictions

       The policies set forth below that are identified as fundamental policies of a Fund, along with the investment objective of such Fund, may not be changed without approval of a majority of the outstanding voting securities of such Fund. As used in this Statement of
Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

       As a matter of fundamental policy, the Value Fund, International Equity Fund and E.
European Fund will not:

1.     Invest in companies for the purpose of exercising control;

2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3.     Purchase or sell commodities or commodity contracts;
provided that each of the
       International Equity and E. European Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity
       Fund, forward foreign currency contracts, and for the E. European Fund, financial futures contracts, for hedging purposes as described under "The Funds' Investments and Policies" and "Additional Information on Policies and Investments - Strategic
       Transactions" in the Prospectus;

4. Invest in interests in oil, gas, or other mineral explorations or development programs;

5. Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities;

6.     Issue senior securities;

7. Act as an underwriter of securities of other issuers, except that each of the
       International Equity and E. European Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities
       Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer;

8.     Concentrate its investments in any industry;

9. Participate on a joint or a joint and several basis in any securities trading account;

10.    Engage in short sales;

11. Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein will not be deemed to be investment in real estate;

12. As to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United
       States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer;
13. Purchase stock or securities of an issuer (other than the obligations of the United
       States or any agency or instrumentality thereof) if such purchase would cause the
       Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the Value Fund, more than 10% of any class of the outstanding stock or securities of such issuer;

14. Except as specified below for the Value Fund, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, the Value Fund and Bond Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements; provided that (i) the Fund maintains asset coverage of 300% in connection with the issuance of senior securities; (ii) to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 20% of the value of its assets to meet redemptions; and (iii) the Fund may not make other investments while such borrowings are outstanding; or

15.    Except for the Value Fund, make loans, except that it may
(1) lend portfolio
       securities; and (2) enter into repurchase agreements secured by the U.S. Government or Agency securities.

       As a matter of fundamental policy, the Bond Fund will not:

1. Borrow money, except as a temporary measure for extraordinary or emergency purposes; or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with issuance of senior securities. However, to avoid the untimely disposition of assets to meet redemptions the Fund may borrow up to 20% of the value of its assets to meet redemptions. The
       Fund may not make other investments while such borrowings are outstanding;

2. Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interest therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the
       Fund;

4. Make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

5. Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the
       Corporation; provided that collateral arrangements with respect to currency-related contracts, futures contracts, option or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purpose of this restriction: telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

       The Directors of the Company have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Funds' affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

       As a matter of non-fundamental policy, the Value Fund, International Equity Fund and E. European Fund may not:

1. Invest more than 15% of its net assets in illiquid securities;

2. Purchase warrants if such purchase would exceed 5% of the Fund's net assets, including, within that limitation, 2% of the Fund's net assets of warrants not listed on the New York or American Stock Exchanges. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

3.     Engage in arbitrage transactions;

4. For the International Equity Fund and E. European Fund, purchase or sell options
       (puts or calls written by others) unless the following conditions are met: (a) the value of its investment in puts, calls, straddles, spreads or any combination thereof is limited to 5% of the Fund's net assets and the premiums paid therefore may not exceed 2% of the Fund's net assets; and (b) options must be listed on a national securities exchange or, for foreign securities, on comparable exchanges in the country of issuance of the underlying security;

5. For the Value Fund, write or purchase call or put options, except for fully covered call options;

6. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those officers or directors of the Company or of its managers or advisors who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

7. For the Value Fund, pledge, mortgage, or hypothecate its assets in excess of its total assets.

       As a matter of non-fundamental policy, the Bond Fund may not:

1. Purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

2.     Pledge, mortgage or hypothecate its assets in excess of its total assets;

3. Purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or director of the Company or a member, officer, or director of the Fund's Advisor if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

4. Purchase securities on margin; or make short sales unless it holds such securities or, by virtue of its ownership of other securities it has the right to obtain securities equivalent in kind and amount of the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions and, (ii) that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

5. Invest more than 15% of its net assets in illiquid securities;

6. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets;
       or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

7. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the Fund's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

8. Invest in oil, gas or other mineral leases, or exploration or development programs
       (although it may invest in issuers which own or invest in such interests);

9.     Purchase or sell real estate limited partnership interests;

10. Purchase securities which are not bonds denominated in foreign currency
       ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Fund may purchase securities which are not international bonds without limitation; or

11. Invest more than 5% of its net assets in the securities of issuers in emerging countries.

       Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the
Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

       If a percentage restriction on investment or utilization of assets as set forth under
"Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                                         Taxes

       Each of the Funds will seek to qualify as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code").

       A regulated investment company qualifying under Subchapter
M of the Code is
required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% and 30% of gross income tests and the tax diversification test of Subchapter M) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the
Code. The Fund intends to distribute at least annually all of its investment company taxable income and net realized capital gains and therefore generally does not expect to pay federal income taxes.

       Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but which are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's investment company taxable income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

       Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

       If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Fund on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

       Distributions of investment company taxable income are taxable to shareholders as ordinary income.

       Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

       Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

       All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October,
November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Vontobel fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements.

       An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year if
(i) neither the individual nor
his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000;
$25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual not permitted to make a deductible contribution to an
IRA for any such taxable year may nonetheless make nondeductible contributions up to
$2,000, or 100% of taxable compensation if less, to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse, for years prior to
1997) for that year.  Starting
in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

       Distributions by each Fund result in a reduction in the net asset value of such Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

       Each of the International Funds intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The International Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

       If an International Fund invests in stock of certain foreign investment companies, the
Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the International
Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the International Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the International Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

       Each of the International Funds may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the International Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund.
In order to make this
election, the International Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. The International Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information.

       Many futures contracts (including foreign currency futures contracts) entered into by a
Fund, certain forward foreign currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain
or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio. Under Section 988 of the Code, discussed below, foreign currency gains or losses from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

       Subchapter M requires that the Fund realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. The Fund's options, futures and forward transactions may increase the amount of gains realized by the Fund that are subject to this
30% limitation. Accordingly, the amount of such transactions that the Fund may undertake may be limited.

       Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by
Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

       Positions of a Fund which consist of at least one position not governed by Section
1256 and at least one futures contract or forward contract or nonequity option governed by
Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other
position will be treated as a "mixed straddle."   Although mixed
straddles are subject to the
straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

       Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

       A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. The original issue discount imputed income will comprise a part of the Fund's investment company taxable income which must be distributed to shareholders in order to maintain the Fund's qualification as a regulated investment company and to avoid federal income tax.

       Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if the shareholder is uncertain whether a proper Taxpayer Identification
Number is on file with the series.

       Shareholders of each Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.
Each investor should
consult his or her own tax adviser as to the applicability of these taxes.

       In January of each year, the Company's Transfer Agent issues to each shareholder a statement of the federal income tax status of all distributions.

       Non-U.S. Shareholders. The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S.
person should consider the U.S. and foreign tax consequences of ownership of Fund shares.
Each shareholder who is not a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of a Fund. Each investor should consult his or her own tax adviser about the applicability of these taxes. Distributions of net investment income to non-resident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation.
Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

       The foregoing is a general abbreviated summary of present Federal income taxes on dividends and distributions. Shareholders should consult their tax advisers about the application of the provisions of the tax law described in this Statement of Additional
Information in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions received.

                              Dividends and Distributions

       As stated previously, it is the policy of each Fund to distribute substantially all of its net investment income and net realized capital gains, if any, shortly before the close of the fiscal year (December 31st).

       All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

                                Portfolio Transactions

       It is the policy of the Advisor, in placing orders for the purchase and sale of each
Fund's securities, to seek to obtain the best possible price and execution for its securities transactions taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisor, the Advisor then arranges for execution of the transaction in a manner deemed to provide the best result for the Fund.

       Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.
       While there is no formula, agreement or undertaking to do so, and when it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may allocate a portion of its brokerage commissions to persons or firms providing the Advisor with investment recommendations, statistical, research or similar services useful to the daily operation of the Fund or other clients of these persons. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients. Subject to obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisor is not authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Advisor does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold Fund shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

       The Advisor has been instructed not to place transactions with a broker-dealer with which it is affiliated unless that broker-dealer, Vontobel Securities Ltd., stands ready to demonstrate to the Company that each Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that offered to unaffiliated persons by that broker-dealer, in each case on transactions of a like size and nature. In this regard, the Board of Directors of the Company has adopted policies and procedures which govern such allocation of brokerage transactions, and the Board reviews at its meetings details of all transactions which have been placed pursuant to those policies.

       When two or more funds managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. It is recognized that in some cases the procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of such Fund to participate in volume transactions will be beneficial for the Fund. It is the opinion of the Board of Directors of the Company that these advantages, when combined with the other benefits available because of the Advisor's organization, outweigh the disadvantages that may be said to exist from exposure to simultaneous transactions.

       The Funds paid brokerage commissions as follows:

Years Ended December 31,Fund199419951996
Value Fund
$155,168$171,098$198,787
International Equity Fund
$329,824$587,813$1,185,252
E. European Fund
N/AN/A$344,275
Bond Fund
000
       The Funds paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:

Years Ended December 31,

Fund199419951996

Value Fund000

International Equity Fund$7,81800

E. European FundN/AN/A0

Bond Fund000
      Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%.

                     Valuation and Calculation of Net Asset Value

       Each Fund's net asset value ("NAV") per share is calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the
"Exchange") is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor
Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Each Fund's NAV is calculated at the time set by the Board of Directors based upon a determination of the most appropriate time to price the Fund's securities.

       The Board of Directors has determined that each Fund's NAV be calculated as of the close of trading of the Exchange (currently 4:00 p.m., Eastern
Time) on each business day
from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the
Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the Fund's shares might be materially affected by changes in the value of such portfolio security.

       NAV per share is determined by dividing the total value of a Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.

       Each Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

       Generally, securities owned by each Fund are valued at market value. In valuing a
Fund's assets, portfolio securities, including ADRs and EDRs, which are traded on the
Exchange, will be valued at the last sale price prior to the close of regular trading on the
Exchange. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and EDRs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board of Directors of the Company as the primary market.

       Unlisted securities which are quoted on the NASD's National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the last reported bid price for such securities in the over-the-counter market.
Other unlisted securities (and
listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Board of Directors. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Directors.

       The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale, inside bid does not represent the value of the security, provided that such amount is not higher than the current bid price.
       Notwithstanding the foregoing, money market investments with a remaining maturity of less than sixty days shall be valued by the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange; options on securities, futures contracts and options on futures listed or admitted to trading on a national exchange shall be valued at their last sale on such exchange prior to the time of determining
NAV; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price; and forward contracts shall be valued at their last sale as reported by the Company's pricing service, or lacking a report by the service, at the value of the underlying currencies at the prevailing currency rates.

       U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

       The value of a security which is subject to legal or contractual delays in or restrictions on resale by a Fund shall be taken to be the fair value thereof as determined in accordance with procedures established by the Company's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by a Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

       Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of a Fund's shares, calculate these values in terms of United
States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the pricing agent.

       Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. Each
Fund calculates NAV per share, and therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which that Exchange is open.
Such calculation may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. If events materially affecting the value of a portfolio security occur between the time when its price is determined and the time when a Fund's NAV is calculated, such a security will be valued at fair value as determined in good faith by the Board of Directors.

       Any purchase order may be rejected by the Distributor or by the Company.


                                Directors and Officers

       The following is a list of the Company's Directors and Officers, their birth dates and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III (4/10/45)
       Chairman, Director, and Treasurer
       1500 Forest Ave, Suite 223; Richmond, VA 23229

       Mr. Pasco is Treasurer and Director of Commonwealth
Shareholder Services, Inc.,
       the Company's Administrator, since 1985.  Director,
President and Treasurer of
       Commonwealth Capital Management, Inc. (a registered
Investment Advisor) since
       1983. Director and shareholder of Fund Services, Inc., the Company's Transfer and
       Disbursing Agent, since 1987 and shareholder of Commonwealth Fund Accounting,
       Inc. which provides bookkeeping services to Star Bank. Mr. Pasco is also a certified public accountant.

*Henry Schlegel (1/24/53)
       January 24, 1953 (44)
       Director
       450 Park Avenue, New York, NY 10022

       Mr. Schlegel is a Director, the President and the Chief
Executive Officer of Vontobel
       USA, Inc. (since 1988).

Samuel Boyd, Jr. (9/18/40)
       Director
       10808 Hob Nail Court, Potomac, MD 20854

       Mr. Boyd is curently the Manager of the Customer Services
Operations and
       Accounting Division of the Potomac Electric Power Company.
Mr.  Boyd is also a
       certified public accountant.

William E. Poist (6/11/39)
       Director
       5272 River Road, Bethesda, MD 20816

       Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals. Mr. Poist is also a certified public accountant.

Paul M. Dickinson (11/11/47)
       Director
       8704 Berwickshire Drive, Richmond, VA 23229

       Mr. Dickinson is currently the President of Alfred J.
Dickinson, Inc., Realtors.

*Edwin D. Walczak (9/17/53)
       Vice President of the Company and President of the Vontobel
U.S. Value Fund
       450 Park Avenue, New York, NY 10022

       First Vice President and Chief Investment Officer of
Vontobel USA Inc., a registered
       investment advisor, since 1988.  From 1984 to 1988 Mr.
Walczak was an institutional
       portfolio manager at Lazard Freres Asset Management, New
York.

*Sven Rump (6/2/58)
       Vice President of the Company and President of the Vontobel International Bond
       Fund
       450 Park Avenue, New York, NY 10022

       Vice President of Vontobel USA Inc. since 1993. Mr. Rump is currently (since
       October 1991) a Vice President of Vontobel Asset Management, Switzerland, and is
       responsible for managing fixed income mutual funds. From October 1990 to October
       1991 Mr. Rump was a Vice President of Bank Vontobel (Switzerland) and a fixed income specialist for the private banking group. From September 1988 to October
       1990 Mr. Rump was an Associate with J.P. Morgan Securities (Switzerland) Ltd. in the Fixed Income Department.  Mr. Rump is a Chartered
Financial Analyst.
*Fabrizio Pierallini (8/14/59)
       Vice President of the Company and President of the Vontobel International Equity
       Fund
       450 Park Avenue, New York, NY 10022

       Vice President and Portfolio Manager (International
Equities), Vontobel USA Inc.
       since April 1994.  From 1991 to 1994 Mr. Pierallini was
Associate-Director/Portfolio
       Manager with Swiss Bank Corporation in New York; from 1988 to 1991 he was a
       Vice-President/Portfolio Manager with SBC Portfolio
Management Ltd. in Zurich,
       Switzerland; and from 1986 to 1988 he was an Associate/Institutional Consultant with
       Bank Julius Baer in Zurich, Switzerland.

*Arpad Pongracz (12/8/58)
       Vice President of the Company and President of the Vontobel Eastern European
       Equity Fund
       450 Park Avenue, New York, NY  10022

       Vice President of Vontobel USA Inc. since January 1966.  Mr.
Pongracz joined
       Vontobel Asset Management, Switzerland, in 1990 as an equity analyst. He was subsequently appointed portfolio manager for all European equity institutional accounts and mutual funds. Since 1995 he has been head of Vontobel Asset
       Management's international equities team. Prior to joining the Vontobel group, he worked at Union Bank of Switzerland in Canada and in Switzerland as an equity analyst.  Mr. Pongracz is a Chartered Financial Analyst.

*F. Byron Parker, Jr. (1/26/43)
       Secretary
       810 Lindsay Court, Richmond, VA 23229

       Secretary of Commonwealth Shareholder Services, Inc. since
1986.  Partner in the
       law firm Mustian & Parker.


* Persons deemed to be "interested" persons of the Company, Vontobel USA Inc. or First
Dominion Capital Corp. under the 1940 Act.

       The Directors of the Company received compensation from the Company, as follows:

                                  Compensation Table
          (1)




    Name of Person,
        Position

                               (2)



                            Aggregate
                          Compensation
                         From Registrant

                                               (3)

                                           Pension or
                                           Retirement
                                        Benefits Accrued
                                         As Part of Fund
                                            Expenses
                                                              (4)



                                                       Estimated
Annual
                                                         Benefits
Upon

Retirement

           (5)

          Total

      Compensation

     From Registrant

        and Fund

     Complex Paid to

        Directors
John Pasco, III
Director
 $0N/AN/AN/A
Henry Schlegel
Director
$0N/AN/AN/A
Samuel Boyd, Jr.
Director
$8,000N/AN/AN/A
William E. Poist
Director
$8,000N/AN/AN/A
Paul M. Dickinson
Director
$8,000N/AN/AN/A
The directors and officers of the Company, as a group, do not own 1% or more of any of the Funds.

       To the best knowledge of the Company, the following persons own of record or beneficially 5% or more of the shares of a Fund, and own such shares in the amounts indicated: For the Value Fund, (1) Charles Schwab Reinvestment (25.99%); (2) Vontobel
#V501-504 (8.26%); and (3) Bank J. Vontobel and its affiliates for the benefit of its customers (22.02%). For the International Equity Fund, (1) Peoples Two Ten Co.
(13.00%); (2) Charles Schwab Reinvestment (12.02%); and (3) Bank J. Vontobel and its affiliates for the benefit of its customers (32.96%). For the E. European Fund, (1)
Donaldson Lufkin (5.80%); (2) Charles Schwab Reinvestment (37.03%); and (3) Bank J.
Vontobel and its affiliates for the benefit of its customers (10.76%). For the Bond Fund, (1)
HCA Foundation (15.87%); (2) Vontobel #V201-002 (5.32%); (3)
Charles Schwab
Reinvestment (9.30%); and (4) Bank J. Vontobel and its affiliates for the benefit of its customers (37.71%).

                                  Investment Advisor

       Vontobel USA Inc. (the "Advisor") manages the investment of the assets of the Funds pursuant to Investment Advisory Agreements (each, an "Advisory Agreement"). The
Advisory Agreement of the E. European Fund is effective for a period of two years from
February 14, 1996, and may be renewed thereafter, and the Advisory Agreement of each of the other Funds may be renewed annually, only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Company, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the
Company or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days notice by the Company's Board of Directors or by the Advisor. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.
       The Advisor is a wholly owned subsidiary of Vontobel Holding Ltd., a Swiss bank holding company. The address of the Advisor is 450 Park Avenue, New York, N.Y. 10022.

       The Advisor is compensated at annual rates as percentages of the average daily net assets of the Funds, respectively, as described in the Prospectus of the Funds. The amount of fees each Fund paid to the Advisor for investment advisory services and the amount of investment advisory fees waived by the Advisor for the last three fiscal years is as follows:

Years Ended December 31,199419951996
Fund
Fee Payable/WaivedFee Payable/WaivedFee Payable/Waived

Value Fund$330,768/0$385,289/$22,500$620,180/$22,437
International Equity Fund
$1,352,106/0$1,154,541/0$1,280,135/0
E. European Fund
N/AN/A$302,021/0
Bond Fund $127,150/$27,001
$128,371/$128,371$248,407/$48,630
The Advisory Agreements contemplate the authority of the Advisor to place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide a Fund with research advice and other services, or who sell shares of the Fund. See "Portfolio
Transactions" above.


                                    Transfer Agent

       Fund Services, Inc. (the "Transfer Agent" or "FSI") is the Company's transfer and disbursing agent, pursuant to a Transfer Agent Agreement. The Transfer Agent Agreement is dated September 1, 1987, and has been renewed each year by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the
Company or the Transfer Agent.

       John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of Commonwealth Shareholder Services, Inc (the
Administrator of the Funds)
owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company and Commonwealth Shareholder Services, Inc.

       Pursuant to the Transfer Agent Agreement the minimum annual fee for each Fund is
$16,500.  During 1996, the Transfer Agent was paid $75,837 by the
Value Fund, $68,948
by the International Equity Fund, $16,073 by the E. European Fund and $28,385 by the
Bond Fund.

                                     Administrator

       Commonwealth Shareholder Services, Inc. is the Company's administrator pursuant to
Administrative Services Agreements (the "Service Agreements"). The Service Agreements are described in the Funds' Prospectus. Each of the Service Agreements continues in effect from year to year for a term of one year only if the Board of Directors, including a majority of the directors who are not interested persons of the Company or the Administrator, approve the extension at least annually. During 1996, CSS was paid $147,596 by the Value Fund,
$297,410 by the International Equity Fund, $80,336 by the E. European Fund and $54,468 by the Bond Fund.

                                Eligible Benefit Plans

       An eligible benefit plan is an arrangement available to the employees of an employer
(or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

       The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250.
Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

                                     Distribution

       Shares of the Funds are sold at NAV on a continuous basis, without a sales charge.

       Vontobel Fund Distributors, a division of First Dominion
Capital Corp. (the
"Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, is the Company's principal underwriter pursuant to a Distribution Agreement between the Company and the
Distributor. John Pasco, III, Chairman of the Board of the Company owns 100% of the
Distributor, and is its President, Treasurer and a Director.

                                     Fund Expenses

       Each Fund will pay its expenses not assumed by the Advisor, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses;
and the cost of stationery and forms prepared exclusively for the Fund.

       The allocation of the general expenses to each Fund is made on a basis that the
Company's Board of Directors deems fair and equitable, which may be based on the relative net assets of the series of the Company or the nature of the services performed and relative applicability to each series of the Company.

       Under each Fund's Advisory Agreement, the Advisor has agreed to reimburse the
Fund if the annual ordinary operating expenses of the Fund exceeds the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. This expense limitation is calculable based on the aggregate net assets of the Fund. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.
Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment and limited to the amount of the advisory fee due from the Fund.

       Investors should understand that the International Funds' expense ratios can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rates of advisory fees paid by the International Funds are higher.

                             Special Shareholder Services

       As described briefly in the Prospectus, each Fund offers the following shareholder services:

       Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the
Prospectus to open your account.

       Telephone Transactions: You may redeem shares or transfer into another fund if you request this service at the time you complete the initial Account Application. If you do not elect this service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.
       Each Fund employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

       Invest-A-Matic Account: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer
Agent will withdraw a fixed amount each month from your checking account for investment into your account. This does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-
Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

       Individual Retirement Account ("IRA") - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA.
The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans.
Known as SEP-IRA's
(Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

       If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

       How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance.
These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

       Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000). Exchange Privilege Authorization
Forms are available by calling the Company. Your special authorization form must have been completed and must be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10.00 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                            General Information and History

       The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to the Value
Fund, 50,000,000 shares to the International Equity Fund, 50,000,000 shares to the E.
European Fund, 50,000,000 shares to the Bond Fund, and 50,000,000 shares to the Sand
Hill Portfolio Manager Fund. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company, or may create additional series and allocate shares to such series. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the 1940 Act.

       If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not be changed.
A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

       The shares of each series when issued will be fully paid and nonassessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current NAV of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder. The
Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

       The investment advisory fees payable to the Advisor by each Fund and the expense limitation guarantee formula of each Fund will be based upon the separate assets of each
Fund. The shareholders of each of the Funds have the right to vote with respect to the investment advisor of such Fund, respectively.

       Voting and Control - Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole. Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the 1940 Act.
Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter. Each series shall vote separately on matters (1) when required by the General Corporation Law of
Maryland, (2) when required by the 1940 Act and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series might be a proposed change in an investment restriction of one series. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

       Code of Ethics - The Company has adopted a Code of Ethics which imposes certain restrictions on the authority of portfolio managers and certain other personnel of the
Company and the Advisor governing personal securities activities and investments of those persons and has instituted procedures to its Code of Ethics to require such investment personnel to report such activities to the compliance officer. The Code is reviewed and updated annually.

                                      Performance

       Current yield and total return are the two primary methods of measuring investment performance. Occasionally, however, a Fund may include its distribution rate in sales literature. Yield, in its simplest form, is the ratio of income per share derived from the
Fund's portfolio investments to the current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted.
Total return, on the other hand, is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

       Generally, performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the Commission.

       Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholder during the 30-day base period. According to the
Commission formula:

             Yield = 2 [(a-b + 1) -1]
                        cd
where:

a   =  dividends and interest earned during the period.

b   =  expenses accrued for the period (net of reimbursements).

c   =  the average daily number of shares outstanding during the period that were entitled to
       receive dividends.

d   =  the maximum offering price per share on the last day of the period.

       Total Return. The Funds' average annual total returns for the periods ended
December 31, 1996 are as follows:




Fund Name
One-Year
Period
Ended
12/31/96
Five-Year
Period
Ended
12/31/96
Ten-Year
Period
Ended
12/31/96

From Inception
to
12/31/96
Value Fund21.27%15.91%N/A15.06%
International Equity Fund
16.98%11.04%8.97%*N/A
E. European Fund
N/AN/AN/A48.93%**
Bond Fund
7.51%N/AN/A10.11%

* Since July 6, 1990, when the International Equity Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status.
       Average annual total return of 3.71% for the ten-year period since January 1, 1987 includes that of the Fund's predecessor, the Tyndall-Newport Global Growth Fund
       (1/1/87-7/6/90).

**     Unannualized return from inception through 12/31/96.
       As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year or since inception period and the deduction of all applicable charges and fees. According to the
Commission formula:

                           n
                    P(1+T) = ERV

where:

P      =     a hypothetical initial payment of $1,000

T      =     average annual total return

n      =     number of years

ERV    =     ending redeemable value of a hypothetical $1,000
payment made at the
             beginning of the 1, 5, or 10 year periods (or
fractional portion thereof).

       Sales literature pertaining to a Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income.
Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

       Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's NAV or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation.
Standard deviation is used to measure variability of NAV or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

       Sales literature referring to the use of a Fund as a potential investment for IRAs,
Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

       Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

       To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, total return, or
Fund volatility as reported by various financial publications. Advertisements may also compare yield, total return, or volatility (as calculated above) to yield, total return, or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones
Industrial Average), 15
utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b)    Standard & Poor's 500 Stock Index or its component indices
- an unmanaged index
composed of 400 industrial stocks, 40 financial stocks, 40
utilities stocks, and 20
transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c)    The New York Stock Exchange composite or component indices
- unmanaged indices
of all industrial, utilities, transportation, and finance stocks listed on the New York Stock
Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available.
Comparisons of performance assume
reinvestment of dividends.

(e)    Lipper - Mutual Fund Performance Analysis, Lipper - Fixed
Income Analysis, and
Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f)    CDA Mutual Fund Report, published by CDA Investment
Technologies, Inc. -
analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

(h)    Financial publications: Business Week, Changing Times,
Financial World, Forbes,
Fortune, and Money magazines - rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of
Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France,
Germany, Italy, Japan,
The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m)    Financial publications:  Barron's, Financial Times,
Investor's Business Daily, New
York Times, and The Wall Street Journal - publications that rate fund performance over specified time periods.

(n) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the
Middle East and Africa (net of dividends reinvested).

(o) Nomura Research, Inc. Eastern Europe an Equity Index - comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia
(returns do not include dividends).

       In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to a Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                                 Financial Statements

       The books of each Fund will be audited at least once each year by Tait, Weller and
Baker, of Philadelphia, PA, independent public accountants.

                                      APPENDIX


                         DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       Moody's applies numerical modifiers 1,2 and 3 in the Aa and A rating categories.
The modifier 1 indicates that the security ranks at a higher end of the rating category, modified 2 indicated a mid-range rating, and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


MOODY'S SHORT-TERM DEBT RATINGS:

       Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics, lending market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios,
while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from highest rated issues only to a small degree.

       Plus(+) or Minus(-) - The ratings from AA to CCC may be modified by the addition of a plus or a minus sign, which shows relative standing within the major rating categories.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in categories than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation which indicates BB the lowest degree of speculation and CC the highest degree of speculation. While such debt will have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Investment Advisor:        Vontobel USA Inc.
                           450 Park Ave.
                           New York, NY 10022


Distributor:               Vontobel Fund Distributors,
                               a division of First Dominion Capital
Corp.
                           1500 Forest Ave., Suite 223
                           Richmond, VA 23229


Independent Auditors:      Tait, Weller & Baker
                           2 Penn Center Plaza
                           Suite 700
                           Philadelphia, PA 19102


Marketing Services:        For general information on the Funds and
marketing services,
                           call the Distributor at (800) 527-9500
toll free.


Transfer Agent:            For account information, wire purchase
or redemptions, call or
                           write to the Fund's Transfer Agent:

                                 Fund Services, Inc.
                                 P.O. Box 26305
                                 Richmond, VA 23260-6305
                                 (800) 628-4077 Toll Free


More Information:          For 24-hour, 7-days-a-week price
information call 1-800-527-
                           9500.  For information on any series of
the Company,
                           investment plans, or other shareholder
services, call the
                           Company at 1-800-527-9500 during normal
business hours, or
                           write the Company at 150 Forest Avenue,
Suite 223, Richmond,
                           VA 23229

                                      VONTOBEL FUNDS, INC.


                                SAND HILL PORTFOLIO MANAGER FUND


Statement of Additional Information Dated March 14, 1997


        Vontobel Funds, Inc. (the "Company") is an open-end management investment company commonly known as a "mutual fund." This Statement of Additional Information is not a
Prospectus but supplements the information contained in the Prospectus of the Sand Hill
Portfolio Manager Fund (the "Fund"), dated March 14, 1997. It should be read in conjunction with the Prospectus and has been designed to provide you with further information which is not contained in the Prospectus. A Prospectus of the Fund may be obtained at no charge upon request to the Fund. Please retain this Statement of Additional Information for future reference.


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE
SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       TABLE OF CONTENTS

               PAGE

Investment Objective and Policies
                1

Special Investment Considerations
                1

Investment Techniques
        Asset Allocation Categories
                3
        Zero Coupon Securities
                3
        Investment Companies
                4
        Depositary Receipts
                5
        Warrants
                5
        Mortgage-Backed and Asset-Backed Securities
                5
        Strategic Transactions
                5
        Convertible Securities
               11
        Repurchase Agreements
               12
        Illiquid Securities
               13
        Restricted Securities
               14
        Indexed Securities
               14

Investment Restrictions
               14

Taxes
               17

Dividends and Distributions
               22

Portfolio Transactions
               23

Net Asset Value
               24

Directors and Officers
               27

Investment Advisor
               30

Transfer Agent
               31

Administrator
               31

Distribution
               31

Expenses of the Fund
               32

Special Shareholder Services
               32

General Information and History
               34

Performance
               35

Financial Statements
               39

Appendix - Bond Ratings
VONTOBEL FUNDS, INC.

                                SAND HILL PORTFOLIO MANAGER FUND

                               Statement of Additional Information

        The Fund is a series of the Company, a Maryland corporation which is an open-end, management investment company, commonly known as a "mutual fund."
The Fund is a no-load
diversified series of the Company.

                                Investment Objective and Policies

        The Fund's investment objective is to seek to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (i.e., stocks), debt securities (i.e., bonds) and short term investments.

        The asset allocation and investment policies of the Fund are described in the Fund's
Prospectus. The following discussion supplements the information in the Fund's Prospectus with respect to the types of securities in which the Fund may invest and the investment techniques it may use in pursuit of its investment objective.

                                Special Investment Considerations

        Investors should recognize that the Fund may invest in both domestic and foreign securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the performance of the Fund. As foreign companies are not generally subject to the same uniform standards, practices and requirements with respect to accounting, auditing and financial reporting as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company.  Many
foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Furthermore, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid-to- asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid-to-asked spreads in the U.S. bond market, although the
Fund will endeavor to achieve the most favorable net results on its portfolio transactions.
Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the
United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and
balance of payments position.   Sand
Hill Advisors, Inc. (The "Investment Advisor") seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

        Investments in foreign securities usually will involve currencies of foreign countries.
Because of the considerations discussed above, the value of the assets of the Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

        Because the Fund may be invested in both U.S. and foreign securities markets, changes in its share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of the markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Taxes").
U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly.

        The Fund cannot guarantee a gain or eliminate the risk of loss. The Fund's net asset value per share will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's investment objective will be achieved.
                                      Investment Techniques

        Asset Allocation Categories. The Fund invests in three major categories of investments:
equity securities, debt securities and short-term investments.
Each of these categories may
include securities of domestic or foreign issuers.

        Equity securities consist of common stocks, securities which are convertible into common stocks, such as convertible bonds, preferred stocks, depositary receipts, securities of investment companies, rights and warrants. The Investment Advisor allocates the Fund's equity investments to industries it believes will benefit from major trends and to individual stocks which exhibit superior prospects for enhancing the Fund's total return.

        Debt securities consist of bonds, notes, convertible bonds, asset-backed and mortgage-backed securities, government and government agency securities, zero coupon securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The
Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit. International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

        The Fund may purchase "investment-grade" bonds, which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's
Ratings Group ("S&P"), or unrated securities which the Investment Advisor believes are of comparable quality. The Fund may also invest up to 10% of its assets in lower rated securities or securities which are unrated but are of comparable quality as determined by the Investment
Advisor. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix for a description of bond ratings.

        Short-term investments are debt obligations. For purposes of the Fund's asset allocation policies, short-term investments are differentiated from debt securities. Short-term investments are generally used to protect the Fund against adverse movements of interest rates or currency exchange rates or to provide the Fund with liquidity. Debt securities, on the other hand, are generally used to seek superior total return by taking advantage of yield differentials between different securities.

        Zero Coupon Securities. The Fund may invest in zero coupon securities as described in the Prospectus. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

        Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S.
Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts
(TIGRS-TM) and Certificate of Accrual on Treasuries (CATS-TM). The underlying U.S.
Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates, or other evidences of ownership of the U.S. Treasury securities, has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining the Fund's "diversification."

        When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "Taxes").

        Investment Companies. The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (the "1940 Act").
Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined. An investor in the Fund should recognize that he may invest directly in other investment companies and that, by investing in investment companies indirectly through the Fund, he will bear not only his proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, an investor should recognize that, as a result of the Fund's policies of investing in other investment companies, he may receive taxable capital gains distributions to a greater extent than would be the case if he invested directly in the underlying investment companies.

        Depositary Receipts. The Fund may utilize depositary receipts, as described in the
Prospectus. For purposes of determining the country of origin, depositary receipts and closed-end investment companies which invest primarily in foreign securities will be deemed to be foreign securities.

        Warrants. The Fund may invest up to 5% of its net assets in warrants, provided that no more than 2% of its net assets may be invested in warrants that are not listed on the New
York Stock Exchange or the American Stock Exchange. A warrant is a long-term option issued by a corporation that generally gives the investor the right of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

        Mortgage-Backed and Asset-Backed Securities.
Mortgage-backed securities include,
but are not limited to, securities issued by the Government National Mortgage Association and
The Federal Home Loan Mortgage Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity, mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline.
However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

        Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables.
They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

        Strategic Transactions. The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

        In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

        Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

        General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic
Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

        A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized.
If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

        A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The
Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

        An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options
Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

        With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

        The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market.
Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities
of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

        The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

        If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

        The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.
Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

        The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The
Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

        Options on Securities Indices and Other Financial Indices. The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

        Currency Transactions. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

        The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Specific transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

        The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

        The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

        To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Investment
Advisor considers that the Austrian schilling is linked to the German deutschemark (the
"D-mark"), the Fund holds securities denominated in schillings and the Investment Advisor believes that the value of schillings will decline against the U.S. dollar, the Investment Advisor may enter into a contract to sell D-marks and buy dollars.
Currency hedging involves some of
the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

        Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

        Risks of Strategic Transactions Outside the United States. When conducted outside the
United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United
States of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

        Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate liquid high grade assets with its custodian to the extent fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate liquid, high grade assets equal to the exercise price.
        Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid high grade assets equal to the amount of the fund's obligation.

        OCC issued and exchange listed index options will generally provide for cash settlement.
As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the
Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

        Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a forward contract, it could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations.
If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

        The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment
company.  (See "Taxes.")
        Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common
stock.   Investments in convertible securities can provide an
opportunity for capital appreciation
and/or income through interest and dividend payments by virtue of their conversion or exchange features. The Fund will limit its purchases of convertible securities to debt securities convertible into common stocks.

        The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

        As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

        Convertible securities generally are subordinated to other similar but non-convertible securities of same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment on all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes
("LYONs").

        Repurchase Agreements. The Fund may enter into repurchase agreements (which enables it to employ its assets pending investment) during very short periods of time. Ordinarily these agreements permit the Fund to maintain liquidity and earn higher rates of return than would normally be available from other short-term money-market instruments.

        Under a repurchase agreement, a fund buys a money-market instrument and obtains a simultaneous commitment from the seller to repurchase the investment at a specified time and at an agreed upon yield to the fund. The seller is required to pledge cash and/or collateral which is equal to at least 100 percent of the value of the commitment to repurchase. The collateral is held by the fund's custodian. The Fund will only enter into repurchase agreements involving U.S. Government securities in which it may otherwise invest. Repurchase agreements are considered securities issued by the seller for purposes of the diversification test under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and not cash, a cash item or a U.S. Government security.

        The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States
Government, and by various instrumentalities which have been established or sponsored by the
United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United
States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United
States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

        It is the Fund's practice to enter into repurchase agreements with selected banks and securities dealers, depending upon the availability of the most favorable yields. The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Investment Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

        Illiquid Securities. Normally, the Fund will not invest more than 5% of its net assets in securities which are illiquid or not readily marketable; however, the Fund is permitted to invest up to 15% of its net assets in such securities. Illiquid securities are securities that cannot be sold in the ordinary course of business at approximately the prices at which they are carried on the Fund's books. The Fund will treat as illiquid repurchase agreements with maturities in excess of seven days. Illiquid securities do not include those securities that meet the requirements of Rule 144A under the Securities Act of 1933, and that have been determined to be liquid by the Investment Advisor under the supervision of the Fund's Board of Directors.

        In determining the liquidity of the Fund's portfolio securities, the Investment Advisor will consider all appropriate factors, such as: the frequency of trading in the security; the number of dealers in, and potential purchasers of, the security; dealer undertakings to maintain a market in the security; whether the security is subject to demand or tender features which enhance its marketability; and the nature of the marketplace for trading. If market quotations are not available, illiquid securities are valued at fair value as determined in good faith by the Fund's
Board of Directors or a committee thereof.

        Restricted Securities. The Fund may invest in restricted securities. Generally,
"restricted securities" are securities which have legal or contractual restrictions on their resale.
In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Advisor to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

        Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity or coupon rate is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

        The performance of indexed securities depends to a great extent on the performance of the security, index, currency or other instrument to which they are indexed, and may also be influenced by changes in interest rates. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's credit-worthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

                                     Investment Restrictions

        The policies set forth below are fundamental policies of the Fund and may not be changed without approval of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of the Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

        As a matter of fundamental policy, the Fund may not:

1. as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer;

2. purchase stock or securities of an issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10%
        of any class of the outstanding stock or securities or more than 10% of any class of voting securities of such issuer;

3. borrow money, except through reverse repurchase agreements or from banks for temporary or emergency purposes, and then only in an amount not in excess of 20% of the value of the Fund's net assets at the time the borrowing is made (borrowings in excess of 5% will be subject to 300% asset coverage requirements of the 1940 Act), provided that the Fund will not purchase portfolio securities when its borrowings exceed
        5% of its total assets;
4. purchase the securities of any issuer (other than obligations issued or guaranteed by the
        Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry;

5. act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the
        Fund;

6. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

7. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the corporation of which the Fund is a series; provided that the segregation of assets or other collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction, and obligations for which the Fund segregates assets in accordance with securities regulatory requirements will not be deemed to be senior securities;

8. purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate, or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities.

        The Fund has voluntarily adopted certain policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

        The following policies are not fundamental policies and may be changed without shareholder approval. The Fund does not currently intend to:

        (a) purchase or sell futures contracts or options thereon;

        (b)    make short sales of securities;

        (c)    make loans of portfolio securities;

        (d) purchase or sell real estate limited partnership interests;

        (e) purchase or retain securities of any open-end investment company; purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, the Fund may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5%
               of its assets in another investment company, and may not invest more than 10%
               of its assets in other investment companies;

        (f) borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

        (g) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin.

        (h) invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally, no more than 5% of the Fund's net assets will be invested in such securities).

        *(i)   purchase put options or write covered call options
if, as a result, more than 25%
               of the Fund's total assets would be hedged with
options;

        *(j)   write put options if, as a result, the Fund's total
obligations upon exercise of
               written put options would exceed 25% of the Fund's
total assets;

        *(k)   purchase call options if, as a result, the current
value of options premiums for
               call options purchased by the Fund would exceed 5%
of the Fund's total assets;

        (l) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets; provided that no more than 2% of the Fund's net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

        *NOTE:         items (i), (j) and (k) above do not apply to
options attached to, or
                       purchased as a part of, their underlying
securities.

        If a percentage restriction on investment or utilization of assets as set forth under
"Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

        In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

        1. invest in interests in oil, gas, or other mineral exploration or development programs;

        2. invest more than 5% of its total assets in the securities of any issuers which have
               (together with their predecessors) a record of less than three years continuous operations;

        3. purchase or retain any securities if (i) one or more officers or directors of the
               Fund or its investment advisor individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii)
               in the aggregate such persons own or would own more than 5% of such securities.

                                              Taxes

        The Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
Such qualification does not
involve governmental supervision or management of investment practices or policy.

        A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% and 30% of gross income tests and the tax diversification test of Subchapter M) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The Fund intends to distribute at least annually all of its investment company taxable income and net realized capital gains and therefore generally does not expect to pay federal income taxes.

        The Fund is subject to a 4% nondeductible excise tax on amounts required to be but which are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

        Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

        If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Fund on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

        Distributions of investment company taxable income are taxable to shareholders as ordinary income.

        Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors.

        Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

        All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October,
November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements.

        An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year if
(i) neither the individual nor
his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and
$35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000, or 100% of taxable compensation if less, to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse, for years prior to 1997) for that year. Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA.
The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts.
In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

        Distributions by the Fund result in a reduction in the net asset value of its shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their invested capital upon the distribution, which will nevertheless be taxable to them.

        The Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

        If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

        The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the
Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. The Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information.

        Certain forward foreign currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gains or losses from foreign currency related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

        Subchapter M requires that the Fund realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, and forward contracts held for less than three months. The Fund's options and forward transactions may increase the amount of gains realized by the Fund that are subject to this 30% limitation. Accordingly, the amount of such transactions that the Fund may undertake may be limited.

        Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section
1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

        Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one forward contract or nonequity option governed by
Section 1256 which
substantially diminishes the Fund's risk of loss with respect to such other position will be treated
as a "mixed straddle."   Although mixed straddles are subject to
the straddle rules of Section
1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and may make certain tax elections in connection with these investments.

        Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss.
Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

        A portion of the difference between the issue price of zero coupon securities and their stated redemption price at maturity ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. The original issue discount imputed income will comprise a part of the Fund's investment company taxable income which must be distributed to shareholders in order to maintain the Fund's qualification as a regulated investment company and to avoid federal income tax.

        The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of
Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.
Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if the shareholder is uncertain whether a proper Taxpayer Identification Number is on file with the series.

        Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each investor should consult his or her own tax adviser as to the applicability of these taxes.

        In January of each year the Company's Transfer Agent issues to each shareholder a statement of the federal income tax status of all distributions.

        The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the
U.S. and foreign tax consequences of ownership of Fund shares.
Each shareholder who is not
a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of a Fund. Each investor should consult his or her own tax adviser about the applicability of these taxes. Distributions of net investment income to non-resident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

        The foregoing is a general abbreviated summary of present Federal income taxes on dividends and distributions. Shareholders should consult their tax advisers about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions.

                                   Dividends and Distributions

        As stated previously, it is the policy of the Fund to distribute substantially all of its net investment income and net realized capital gains, if any, shortly before the close of the fiscal year (December 31st).

        All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

                                     Portfolio Transactions

        It is the policy of the Investment Advisor, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best possible price and execution for its securities transactions taking into account such factors as price, commission, where applicable (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. After a purchase or sale decision is made by the
Investment Advisor, the Investment Advisor then arranges for execution of the transaction in a manner deemed to provide the best result for the Fund.

        While there is no formula, agreement or undertaking to do so, and when it can be done consistently with the policy of obtaining the most favorable net results, the Investment Advisor may allocate a portion of its brokerage commissions to persons or firms providing the Investment
Advisor with investment recommendations, statistical, research or similar services useful to the daily operation of the Fund or other clients of these persons. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Fund's Investment Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Investment Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.
Subject to obtaining best price and execution the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Investment Advisor generally does not, when placing portfolio transactions for the Fund, pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction on account of the receipt of research, market or statistical information. The
Investment Advisor does not place orders with brokers or dealers on the basis that the broker or dealer has sold Fund shares, although transactions may be placed with such brokers. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

        When two or more accounts managed by the Investment Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each account. It is recognized that in some cases the procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will be beneficial for the Fund. It is the opinion of the Board of Directors of the Company that these advantages, when combined with the other benefits available because of the
Investment Advisor's organization, outweigh the disadvantages that may be said to exist from exposure to simultaneous transactions.

        Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

        The Fund paid $7,070 and $7,086 in brokerage commissions for the years ended
December 31, 1995 and 1996, respectively.

        Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.
Purchases and sales are made for the Fund's portfolio whenever necessary, in the Investment
Advisor's opinion, to meet the Fund's objective. The Investment Advisor anticipates that the
Fund's average annual portfolio rate will be less than 100%.


                                         Net Asset Value

        The Fund's net asset value ("NAV") per share is calculated daily from Monday through
Friday on each business day on which the New York Stock Exchange (the "Exchange") is open.
The Exchange is currently closed on weekends and on the following holidays: New Year's Day,
Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and
Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. The Fund's NAV is calculated at the time set by the Board of Directors based upon a determination of the most appropriate time to price the Fund's securities.

        The Board of Directors has determined that the Fund's NAV be calculated as of the close of trading of the Exchange (currently 4:00 p.m., Eastern Time) on each business day from
Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the Fund's shares might be materially affected by changes in the value of such portfolio security.

        NAV per share is determined by dividing the total value of the Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.

        The Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.
        Generally, securities owned by the Fund are valued at market value. In valuing the
Fund's assets, portfolio securities, including ADRs and EDRs, which are traded on the
Exchange, will be valued at the last sale price prior to the close of regular trading on the
Exchange. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and EDRs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the
Board of Directors of the Fund as the primary market. Securities will be valued using quotations on the exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

        Unlisted securities which are quoted on the NASD's National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the
NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board of Directors.

        The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale, or inside bid does not represent the value of the security, provided that such amount is not higher than the current bid price.
        Notwithstanding the foregoing, money market investments with a remaining maturity of less than sixty days shall be valued by the amortized cost method described below; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the
Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange; options on securities listed or admitted to trading on a national exchange shall be valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price; and forward contracts shall be valued at their last sale as reported by the Fund's pricing service, or lacking a report by the service, at the value of the underlying currencies at the prevailing currency rates.

        The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be taken to be the fair value thereof as determined in accordance with procedures established by the Fund's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

        Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of the Fund's shares, calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S. dollars) into
United States dollars at the rates of exchange prevailing at the value time as determined by the pricing agent.

        Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated.
The Fund calculates net asset value per share, and therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which that
Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of all of the portfolio securities used in such calculation. If events materially affecting the value of a portfolio security occur between the time when its closing price is determined and the time when the Fund's net asset value is calculated, such a security will be valued at fair value as determined in good faith by the Board of Directors.

        U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

        Any purchase order may be rejected by the Distributor or by the Fund.

        The Company has reserved the right to redeem in-kind but does not intend to do so under normal circumstances.


                                     Directors and Officers

        The following is a list of the Company's Directors and Officers, their dates of birth and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III (4/10/45)
        Chairman, Director, and Treasurer
        1500 Forest Ave, Suite 223; Richmond, VA 23229

        Mr. Pasco is Treasurer and Director of Commonwealth Shareholder Services, Inc., the
        Company's Administrator, since 1985. Director, President and Treasurer of
        Commonwealth Capital Management, Inc. (a registered Investment Advisor) since 1983.
        Director and shareholder of Fund Services, Inc., the Company's Transfer and Disbursing
        Agent, since 1987 and shareholder of Commonwealth Fund Accounting, Inc. which provides bookkeeping services to Star Bank. Mr. Pasco is also a certified public accountant.

*Henry Schlegel (1/24/53)
        January 24, 1953 (44)
        Director
        450 Park Avenue, New York, NY 10022

        Mr. Schlegel is a Director, the President and the Chief
Executive Officer of Vontobel
        USA, Inc. (since 1988).

Samuel Boyd, Jr. (9/18/40)
        Director
        10808 Hob Nail Court, Potomac, MD 20854

        Mr. Boyd is currently the Manager of the Customer Services Operations and Accounting
        Division of the Potomac Electric Power Company. Mr. Boyd is also a certified public accountant.
William E. Poist (6/11/39)
        Director
        5272 River Road, Bethesda, MD 20816

        Mr. Poist is a financial and tax consultant through his firm Management Consulting for
        Professionals. Mr. Poist is also a certified public accountant.

Paul M. Dickinson (11/11/47)
        Director
        8704 Berwickshire Drive, Richmond, VA 23229

        Mr. Dickinson is currently the President of Alfred J.
Dickinson, Inc., Realtors.

*Edwin D. Walczak (9/17/53)
        Vice President of the Company and President of the Vontobel U.S. Value Fund
        450 Park Avenue, New York, NY 10022

        First Vice President and Chief Investment Officer of
Vontobel USA Inc., a registered
        investment advisor, since 1988.  From 1984 to 1988 Mr.
Walczak was an institutional
        portfolio manager at Lazard Freres Asset Management, New
York.

*Sven Rump (6/2/58)
        Vice President of the Company and President of the Vontobel International Bond Fund
        450 Park Avenue, New York, NY 10022

        Vice President of Vontobel USA Inc. since 1993. Mr. Rump is currently (since October
        1991) a Vice President of Vontobel Asset Management, Switzerland, and is responsible for managing fixed income mutual funds. From October 1990 to October 1991 Mr.
        Rump was a Vice President of Bank Vontobel (Switzerland) and a fixed income specialist for the private banking group. From September 1988 to October 1990 Mr. Rump was an Associate with J.P. Morgan Securities (Switzerland) Ltd. in the Fixed Income
        Department.  Mr. Rump is a Chartered Financial Analyst.

*Fabrizio Pierallini (8/14/59)
        Vice President of the Company and President of the Vontobel International Equity Fund
        450 Park Avenue, New York, NY 10022

        Vice President and Portfolio Manager (International
Equities), Vontobel USA Inc. since
        April 1994.  From 1991 to 1994 Mr. Pierallini was
Associate-Director/Portfolio Manager
        with Swiss Bank Corporation in New York; from 1988 to 1991 he was a Vice-
        President/Portfolio Manager with SBC Portfolio Management
Ltd. in Zurich,
        Switzerland; and from 1986 to 1988 he was an Associate/Institutional Consultant with
        Bank Julius Baer in Zurich, Switzerland.

*Arpad Pongracz (12/8/58)
        Vice President of the Company and President of the Vontobel Eastern European Equity
        Fund
        450 Park Avenue, New York, NY  10022

        Vice President of Vontobel USA Inc. since January 1966. Mr. Pongracz joined Vontobel
        Asset Management, Switzerland, in 1990 as an equity analyst. He was subsequently appointed portfolio manager for all European equity institutional accounts and mutual funds. Since 1995 he has been head of Vontobel Asset Management's international equities team. Prior to joining the Vontobel group, he worked at Union Bank of
        Switzerland in Canada and in Switzerland as an equity analyst. Mr. Pongracz is a
        Chartered Financial Analyst.

*F. Byron Parker, Jr. (1/26/43)
        Secretary
        810 Lindsay Court, Richmond, VA 23229

        Secretary of Commonwealth Shareholder Services, Inc. since 1986. Partner in the law firm Mustian & Parker.


* Persons deemed to be "interested" persons of the Company, Vontobel USA Inc. or First
Dominion Capital Corp. under the 1940 Act.

        The Directors of the Company received compensation from the Company, as follows:

                                       Compensation Table
            (1)




      Name of Person,
          Position

                                   (2)



                                Aggregate
                              Compensation
                             From Registrant

                                                     (3)

                                                 Pension or
                                                 Retirement
                                              Benefits Accrued
                                               As Part of Fund
                                                  Expenses

   (4)




Estimated Annual

Benefits Upon

Retirement

                    (5)

                   Total

               Compensation

              From Registrant

                 and Fund

              Complex Paid to

                 Directors
John Pasco, III
Director
$0N/AN/AN/A
Henry Schlegel
Director
$0N/AN/AN/A
Samuel Boyd, Jr.
Director
$8,000N/AN/AN/A
William E. Poist
Director
$8,000N/AN/AN/A
Paul M. Dickinson
Director
$8,000N/AN/AN/A
The directors and officers of the Company, as a group, do not own 1% or more of the Fund.

        To the best knowledge of the Fund, the following persons own of record or beneficially
5% or more of the Fund's shares, and own such shares in the amounts indicated: (1) Marianne
Conley (5.97%); (2) Arthur and Anna Kull (9.37%); and (3) National Financial Services
(20.50%).

                                       Investment Advisor

        Sand Hill Advisors, Inc. (the "Investment Advisor") manages the investment of the assets of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").
The Advisory Agreement was effective for a period of two years from December 29, 1994, and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Investment
Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.
The Advisory Agreement is terminable without penalty on sixty days notice by the Company's
Board of Directors or by the Investment Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

        The Company has designated Jane H. Williams, Executive Vice President and a Director of the Investment Advisor, as a Vice President of the Company and President of the Fund.

        Under the Advisory Agreement the monthly compensation paid to the Investment Advisor is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. If the average daily net assets of the Fund exceed $100,000,000, the fee for such assets will be computed at the annual rate of 0.75% on such excess. The fee is paid monthly within five (5) business days after the end of the month. This fee is subject to reduction in accordance with state expense limitation provisions. The Advisor received $27,452 and waived $27,452 of its fee in the year ended December 31, 1995 and received $53,649 and waived $34,043 of its fee in the year ended December 31, 1996.

        The Advisory Agreement contemplates the authority of the Investment Advisor to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Advisor will attempt to obtain the best net price and the most favorable execution of its orders. The
Investment Advisor may purchase and sell securities to and from brokers and dealers who provide the Fund with research advice and other services, or who sell shares of the Fund. See
"Portfolio Transactions" above.

        The address of the Investment Advisor is 3000 Sand Hill
Road, Building Three, Suite
150, Menlo Park, California  94025.

                                         Transfer Agent

        Fund Services, Inc. ("FSI") is the Company's Transfer and Disbursing Agent, pursuant to a Transfer Agent Agreement. The Transfer Agent Agreement is dated May 1, 1991, and has been renewed each year by the Board of Directors of the Company, including a majority of the
Directors who are not interested persons of the Company or the Transfer Agent.

        John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of Commonwealth Shareholder Services, Inc. (the Administrator of the Fund) owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company and
Commonwealth Shareholder Services Inc.

        Pursuant to the Transfer Agent Agreement the minimum annual fee for the Fund is
$16,500.  In 1996 the Fund paid FSI $24,190.

                                          Administrator

        Commonwealth Shareholder Services, Inc. is the Company's Administrator pursuant to an Administrative Services Agreement (the "Service Agreement"), which is dated December 29,
1994. The Service Agreement is described in the Fund's Prospectus. This agreement continues in effect from year to year for a period of one year only if the Board of Directors, including a majority of the directors who are not interested persons of the Company or the Administrator, approve the extension at least annually. In 1996, the Fund paid $17,681 in administrative fees.

                                          Distribution

        Shares of the Fund are sold at net asset value on a continuous basis, without a sales charge.

         First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223,
Richmond, VA 23229, is the Company's principal underwriter pursuant to a Distribution
Agreement between the Company and the Distributor. John Pasco, III, Chairman of the Board of the Company owns 100% of the stock of the Distributor, and is its President, Treasurer and a Director.

                                      Expenses of the Fund

        The Fund will pay its expenses not assumed by the Investment Advisor, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses);
legal and auditing expenses; and
the cost of stationery and forms prepared exclusively for the Fund.

        The allocation of the general expenses of the Fund is made on a basis that the Company's
Board of Directors deems fair and equitable, which may be based on the relative net assets of the series of the Company or the nature of the services performed and relative applicability to each series of the Company.

        Under the Advisory Agreement, the Investment Advisor has agreed to reimburse the
Fund if the annual ordinary operating expenses of the Fund exceeds the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. This expense limitation is calculable based on the aggregate net assets of the Fund. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment and limited to the amount of the advisory fee due from the Fund.

        Investors should understand that the Fund's expense ratio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities paid by the Fund is higher.

                                  Special Shareholder Services

        As described briefly in the Prospectus, the Fund offers the following shareholder services:

        Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.
        Telephone Transactions: You may redeem shares or transfer into another fund by telephone if you request this service at the time you complete the initial Account Application.
If you do not elect this service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

        The Fund employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

        Invest-A-Matic Account: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from your checking account for investment into your account. This does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

        Individual Retirement Account (IRA) - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA.
You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-
IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

        If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

        How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

                                 General Information and History

        The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to the Fund,
50,000,000 shares to the Vontobel International Bond Fund, 50,000,000 shares to the Vontobel
EuroPacific Fund, 50,000,000 shares to the Vontobel U.S. Value Fund and 50,000,000 shares to the Vontobel Eastern European Equity Fund. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company, or may create additional series and allocate shares to such series. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the 1940 Act.

    If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

    The shares of each series when issued will be fully paid and nonassessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current net asset value of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder. The
Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

    The investment advisory fees payable to Sand Hill Advisors, Inc. and Vontobel USA Inc. by each series and the expense limitation guarantee formula of each series will be based upon the separate assets of each series.
    Voting and Control - Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole. Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the 1940 Act. Each series shall vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series might be a proposed change in an investment restriction of one series. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

    Limitation on Use of Name - The Advisory Agreement for the Fund authorizes the Company to utilize the name "Sand Hill." The Company agrees that if the Advisory Agreement is terminated it will promptly redesignate the name of the Sand Hill Portfolio Manager Fund to eliminate any reference to the name "Sand Hill" or any derivation thereof unless the Investment
Advisor waives this requirement in writing.

   Code of Ethics - The Company has adopted a Code of Ethics which imposes certain restrictions on the authority of portfolio managers and certain other personnel of the Fund and its advisors governing personal securities activities and investments of those persons and has instituted procedures to its Code of Ethics to require such investment personnel to report such activities to the compliance officer. The Code is reviewed and updated annually.

                                           Performance

        Current yield and total return are the two primary methods of measuring investment performance. Occasionally, however, the Fund may include its distribution rate in sales literature. Yield, in its simplest form, is the ratio of income per share derived from the Fund's portfolio investments to the current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return, on the other hand, is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

        Performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission.

        Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30 day base period.
According to the Commission
formula:
               Yield = 2 [(a-b + 1) -1]
                            cd
where:

a   =   dividends and interest earned during the period.

b   =   expenses accrued for the period (net of reimbursements).

c   =   the average daily number of shares outstanding during the
period that were entitled to
        receive dividends.

d   =   the maximum offering price per share on the last day of the period.

        Total Return. The Fund's average annual total returns for the periods indicated are as follows:

                 Fund Name
One-Year Period Ended
      12/31/96
From Inception to
     12/31/96

Sand Hill Portfolio Manager Fund                  19.57%        15.51%
        As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year or since inception period and the deduction of all applicable charges and fees. According to the Commission formula:

                              n
                       P(1+T) = ERV

where:

P       =      a hypothetical initial payment of $1,000

T       =      average annual total return

n       =      number of years

ERV     =      ending redeemable value of a hypothetical $1,000
payment made at the beginning
               of the 1, 5, or 10 year periods (or fractional
portion thereof).

        Sales literature pertaining to the Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

        Occasionally, statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

        Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

        To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, total return, or Fund volatility as reported by various financial publications.
Advertisements may also compare yield,
total return, or volatility (as calculated above) to yield, total return, or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks.
Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices -an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices -unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock
Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available.
Comparisons of performance assume
reinvestment of dividends.

(e)     Lipper - Mutual Fund Performance Analysis, Lipper - Fixed
Income Analysis, and
Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f)     CDA Mutual Fund Report, published by CDA Investment
Technologies, Inc. - analyzes
price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. - provides proprietary ratings and analyzes price, yield, risk, and total return for equity funds.

(h)     Financial publications: Business Week, Changing Times,
Financial World, Forbes,
Fortune, and Money magazines - rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor
Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, 1 utility, 2 transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

        In assessing such comparisons of yield, total return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                      Financial Statements

        The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

                                           APPENDIX


                              DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        Moody's applies numerical modifiers 1,2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modified 2 indicated a mid-range rating, and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


MOODY'S SHORT-TERM DEBT RATINGS:

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation, indicating an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from highest rated issues only to a small degree.

        Plus(+) or Minus(-) - The ratings from AA to CCC may be modified by the addition of a plus or a minus sign, which shows relative standing within the major rating categories.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB is the lowest and CC is the highest degree of speculation. While such debt will have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Investment Advisor:          Sand Hill Advisors, Inc.
                              3000 Sand Hill Road
                              Building Three, Suite 150
                              Menlo Park, CA  94025


Distributor:                  First Dominion Capital Corp.
                              1500 Forest Ave., Suite 223
                              Richmond, VA 23229


Independent Auditors:         Tait, Weller & Baker
                              Two Penn Center Plaza
                              Suite 700
                              Philadelphia, PA 19102


Transfer Agent:               For account information, wire
purchases or redemptions, call or
                              write to the Fund's Transfer Agent:

                                     Fund Services, Inc.
                                     P.O. Box 26305
                                     Richmond, VA 23260-6305
                                     (800) 628-4077 Toll Free


More Information:             For 24-hour, 7-days-a-week price
information call 1-800-527-9500.

                              For information on any series of the
Company, investment plans,
                              or other shareholder services, call
the Company at 1-800-527-9500
                              during normal business hours, or
write the Company at 1500
                              Forest Avenue, Suite 223, Richmond,
VA 23229